UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4920

________________

WASATCH FUNDS, INC.

____________________________________________________________________________________________________

(Exact name of registrant as specified in charter)

150 Social Hall Avenue

4th Floor

Salt Lake City, Utah 84111

____________________________________________________________________________________________________

(Address of principal executive offices) (Zip code)

(Name and Address of Agent for Service)	Copy to:

Samuel S. Stewart, Jr. Wasatch Funds, Inc. 150 Social Hall Avenue, 4th Floor Salt Lake City, Utah 84111	Eric F. Fess, Esq. Chapman & Cutler LLP 111 West Monroe Street Chicago, IL 60603

Registrant’s telephone number, including area code: (801) 553-0777

Date of fiscal year end: September 30

Date of reporting period: March 31, 2006

Item 1:	Report to Shareholders.

WASATCH FUNDS, INC.

P.O. Box 2172

Milwaukee, WI 53201-2172

www.wasatchfunds.com

800.551.1700

This material must be accompanied or preceded by a prospectus.

Please read the prospectus carefully before you invest.

Wasatch Funds are distributed by ALPS Distributors, Inc.

LETTER TO SHAREHOLDERS

FELLOW SHAREHOLDERS:

Samuel S. Stewart, Jr.,

PhD, CFA

President of Wasatch Funds

Over the 31-year life of Wasatch Advisors, I’ve been able to witness an assortment of market behavior.

In the 1970s we endured frustrating year upon year of decidedly sideways trading. The ’80s brought the beginning of a long-term bull market that was set back by the brief, yet painful, Crash of 1987. Of course the ’90s exhibited unprecedented growth, including the euphoria of the dot-com era, and the agonizing “reversion to the mean” in the subsequent fall.

Despite the distinct personality of each market cycle, in hindsight, it’s easy to see that the one reverberating constant over the years is that the stock market is driven by the strength of the overall economy. When the economy is healthy, the equity markets usually follow suit. On the other hand, when times are lean, we’d often make a better return if our investing funds were safely tucked inside a mattress.

Whether the pendulum of investor sentiment is swinging toward giddiness or approaching misery, it makes for a thrilling ride. Invariably, however, the enduring force behind these fluctuations continues to be the economy. In contrast to some of the more dramatic economic cycles we’ve experienced, when I assess how the economy has felt over the last six months, one word keeps coming to mind: Boring.

Please don’t mistake what I’m trying to say. Throughout my life, I’ve always maintained a boyish curiosity. And, currently, my inquisitive nature is forcing me to try to understand the uniqueness of a “boring” economy. Paradoxical as it may sound, there is likely an interesting component underlying the economy’s relatively dull behavior.

Looking in the rear-view mirror over the last half year, overall, it’s fairly apparent why things are progressing in a decent — but uneventful — manner. Unemployment is comparatively low and continues to decrease. Gross national product growth is stable and the Fed is toying with halting its streak of 15 consecutive interest rate hikes as inflation appears to be under control.

I see the Fed simply tapping on the brakes when warning signs appear, trying to avoid the whiplash that slamming them to the floor might cause.

Of course the excitement generated by whipsaw activity in the economy rarely translates into long-term success for the stock market. Sometimes it’s preferable to simply enjoy a leisurely drive in the country than it is to find yourself dodging traffic on the Autobahn.

From an economic standpoint, I see more of the same looking toward the future. I think that relatively stable growth will prevail in the economy. I believe this will translate into average market returns with high single digits being the norm — so, not too hot and not too cold. You might think that given this backdrop, high quality companies with consistent earnings would lead the market.

Yet one thing that has piqued my curiosity as of late has been the market’s willingness to reward lower quality companies. My long-time colleague, Jeff Cardon, recently articulated this point in an e-mail that he sent around the firm.

Jeff manages our Small Cap Growth Fund which we view as our flagship investment product. It is representative of Wasatch as a whole — our center of gravity, if you will. It was our inaugural mutual fund and the stock-picking philosophies that we have honed in Small Cap Growth since its inception — namely discovering quality companies trading at attractive valuations that have the ability to grow at least 15% annually — have been the basis for the investment approach used in creating our other mutual fund offerings.

Last year I wrote about Jeff in our quarterly newsletter. In addition to his credentials of being Vice President of Wasatch Funds and a 26-year Wasatch veteran, I detailed his uncanny ability to take large amounts of data and turn it into actual information. He can separate the truly promising from the truly ordinary. I’d like to share some of his thoughts, because, to a large extent, they summarize many of the challenges that we at Wasatch have been facing.

While, for the most part, absolute performance figures across our spectrum of funds have been solid over the last six months, in many instances our funds haven’t matched the considerable gains of their corresponding benchmarks.

In the e-mail Jeff recounted the research that he had done in attempting to understand the relative underperformance of his Fund. Although it’s nearly impossible to explain every whim in a mechanism as complex as the stock market, his conclusion seems to be valid: The market is currently not rewarding quality.

In particular, while discussing first quarter fundamentals, he noted that while he was expecting

MARCH 31, 2006

roughly 18% mean earnings growth from the companies he owns, the actual number was closer to 22%. Despite the solid earnings numbers, the portfolio didn’t respond as we would normally expect. Performance of his Fund lagged its benchmark. In addition, there were no major “torpedoes” (stocks that cause performance to decline by 1% or more) in the Fund to account for the underperformance and, although the Fund was mildly hurt by its lack of exposure in the materials, industrials and energy sectors, ultimately, the net effect was benign.

In Jeff’s words, “The first quarter was one in which the market rewarded risk because lower quality companies outperformed and our portfolio just doesn’t have enough of this type of “juice” to perform well in such a market. Feedback that I’ve gotten is that the Small Cap Growth Fund is structured such that we are investing in high quality companies, but maybe the market has already priced the quality in. This could be another way of saying that we aren’t taking on enough risk.”

However, he goes on to say that this is probably the exact wrong time to increase exposure to risk and, in fact, investing in even higher quality companies is sounding more appealing right now. Even though the Fund’s P/E is about the same as that of the Russell 2000 Growth Index, on average, we believe the companies in the Fund have higher margins, higher returns on capital and less debt.

He concludes, “Looking out the front window, I see lots of risk and not much reward for taking on that risk.”

The thing that has been driving Wasatch for the last 31 years is our belief that we can beat the market over the long-haul. Based on our cumulative years of experience, we generally feel optimistic that we are invested in quality companies that can produce impressive results over time.

In my own experience, I’ve learned at least this: Usually when people are taking on a ton of risk, things end badly. That’s why through the years we have tended to err on the side of being too conservative, rather than too aggressive in our investment approach.

I think that — like my assessment of the big picture economy — sometimes it’s OK to be boring. It’s OK to stick to what you know. It’s OK to go after high quality companies that may lag in the short run, but will likely outperform over the long haul. I’ve decided that, like our nice predictable economy of late, sometimes boring is best.

And I think this may well be one of those times.

Sincerely,

Samuel S. Stewart, Jr.
President of Wasatch Funds

WASATCH-HOISINGTON U.S. TREASURY FUND

For information about the performance and outlook of the Fund, please see the management discussion and portfolio summary on pages 26 and 27. The views expressed in the management discussion are those of Hoisington Investment Management Company, sub-advisor to the Fund, and may differ from the views of Wasatch Advisors, investment advisor to Wasatch Funds.

Information in this shareholder report regarding market or economic trends or the factors influencing the Funds’ historical or future performance reflects the opinions of Fund management as of the date of this report. These statements should not be relied upon for any other purpose. Past performance is no guarantee of future results, and there is no guarantee that the market forecasts discussed will be realized.

CORE GROWTH FUND — Management Discussion	MARCH 31, 2006

JB Taylor	Paul Lambert
Portfolio Manager	Portfolio Manager

SIX MONTH REVIEW

The Wasatch Core Growth Fund returned 10.64% in the six months ended March 31, 2006. Although performance was strong in absolute terms, the Fund underperformed the Russell 2000 Index, which returned 15.23%. While the heavily weighted consumer discretionary, financial services, health care and technology sectors made solid contributions to the Fund’s return, a major factor in our underperformance was our underweighting in materials and processing, the Index’s best-performing sector for the six-month period. In addition, our concentration of weaker-performing homebuilders in the producer durables sector detracted from our return.

The underlying fundamentals of companies held by the Fund continue to be strong. Captured earnings growth for the companies we owned during the first quarter of 2006 was better than we expected. In fact, more than half of these companies reported earnings results that were significantly better (by 5% or greater) than expected numbers. We would normally expect this type of fundamental strength to drive strong performance in both absolute and relative terms, but the Fund failed to keep pace with the Index. We feel less concerned about this considering that commodity-related companies, momentum-driven companies, and low priced/low quality stocks (i.e. companies with no earnings or few prospects for sustainable earnings growth) largely drove the Index’s return. Our focus on investing in companies with defensible competitive advantages and the potential for long run stable earnings growth typically has caused us to avoid these areas. Instead, we have gravitated toward areas such as the financial services, consumer discretionary, health care and technology sectors where we have found more companies that meet our strict profile.

As fundamental investors who seek to invest in the world’s best long-term growth businesses, we do not get caught up in trying to match the short-term returns of an Index that averages nearly 25% of its weighting in the materials and processing, producer durables and energy sectors. This is not to say that we have taken our eyes off these sectors or that we will ignore them going forward. However, our research has shown that, while stock prices have been lifted almost indiscriminately across these sectors as commodity prices have risen worldwide, the vast majority of these companies have inconsistent earnings growth track records and few sustainable competitive advantages. In addition, they now appear to trade at higher price-to-earnings (P/E) multiples on what could be peak earnings.

In contrast, an area that does fit our profile well and illustrates our long-term focus is our investment in homebuilders. Homebuilders, which comprised nearly our entire allocation to the producer durables sector, performed poorly over the past six months. Unlike the materials and processing and energy sectors that trade at high P/E multiples on potentially peak earnings, our investments in homebuilders trade at extremely depressed P/E multiples on a stable bedrock of growing earnings. Why do we continue to favor them when the market apparently has lost interest?

First of all, they have strong business models. The homebuilders we hold averaged better than 20% return on assets and 30% return on equity over the last several years. Second, they operate in an enormous industry. Driven by population growth and immigration, new home demand in the United States is expected to average over two million units per year over the next decade. One of our holdings, D.R. Horton, the largest publicly traded homebuilder in the country, delivered a little over 50,000 homes last year, or barely 2.5% of the market. Real competitive advantages such as better access to capital, better inventories of hard-to-acquire land and better leverage over suppliers and contractors will allow the large public builders to continue to take market share and grow, even as we expect the overall housing market to soften. Will the rate of new home sales slow? We expect it will. Will home prices fall in the short term? Perhaps. Employment, the single largest driver of new home demand, remains strong. Interest rates, while rising, are relatively low by historical measures. Our multi-year outlook for homebuilders is supported by the long-term need for newly built homes and a few companies that we feel are superbly managed with strong business models meeting that demand.

As with other areas of the Fund, we take a longer view of the housing industry than investors who base their decisions on last quarter’s results or this quarter’s order numbers. With supply-demand drivers that tend to be relatively transparent and slow moving, we view homebuilders as long-term, sustainable franchises.

OUTLOOK

The performance of our portfolio companies has been strong, based on captured earnings growth, and we expect solid results going forward. To us, the market is showing some frothy signs. Fast growing companies have seen already rich P/E multiples continue to expand, and the stocks of companies with some of the most speculative business models continue to lead the market. As a result, we have become moderately more defensive by trimming some of our more fully valued holdings and building a slightly higher-than-average cash position.

We believe our holdings offer outstanding, core-like earnings characteristics that will show their stripes in the event of a softer market environment. We expect our companies to continue to grow earnings better than 15%. The Fund’s portfolio is trading, on average, at 20 times trailing earnings, so we do not believe we are over paying for the growth we are capturing. We are focusing on the investment ideas that we believe have the potential to generate the long-term returns we are striving to achieve.

Thank you for investing in the Core Growth Fund.

CORE GROWTH FUND — Portfolio Summary	MARCH 31, 2006

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Wasatch Core Growth Fund	17.21%	13.27%	15.61%
Russell 2000 Index	25.85%	12.59%	10.15%

Performance data quoted represents past performance. Past performance is not indicative of future performance and current performance may be lower or higher than the performance quoted. Wasatch Funds will deduct a fee of 2% from redemption proceeds on Fund shares held two months or less. Performance data does not reflect the deduction of this fee which, if charged, would reduce the performance quoted. The table above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares.

To obtain the most recent month-end performance, please visit www.wasatchfunds.com or call 800.551.1700. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Advisor has absorbed, currently or in the past, certain Fund expenses, without which total returns would have been lower.

Investments in small cap funds can be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

TOP 10 EQUITY HOLDINGS*

Ticker	Company	% of Fund
ORLY	O’Reilly Automotive, Inc. Automotive parts retailer/distributor.	4.31%
CPRT	Copart, Inc. Vehicle salvage services.	4.30%
ACF	AmeriCredit Corp. Subprime automobile lender.	3.11%
MDC	M.D.C. Holdings, Inc. Homebuilder.	2.99%
MSM	MSC Industrial Direct Co., Inc., Class A Industrial products distributor.	2.58%
POOL	SCP Pool Corp. Swimming pool supplies distributor.	2.58%
SRX	SRA International, Inc., Class A Information technology services for government agencies.	2.57%
CBH	Commerce Bancorp, Inc. Commercial banking, corporate trust and insurance brokerage services.	2.53%
FAF	First American Corp. Title insurance and real estate services.	2.52%
UTIB IN	UTI Bank Ltd. Consumer bank.	2.41%

*	As of March 31, 2006, the Fund had 29.90% invested in the Top 10 equity holdings and there were 69 long-term holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor.

SECTOR BREAKDOWN**

**	Excludes short-term investments, securities sold short and written options, if any.

GROWTH OF A $10,000 INVESTMENT

The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. You cannot invest directly in the Index.

GLOBAL SCIENCE & TECHNOLOGY FUND — Management Discussion	MARCH 31, 2006

Noor Kamruddin	James S. Gulbrandsen	Ajay Krishnan, CFA
Portfolio Manager	Portfolio Manager	Portfolio Manager

SIX MONTH REVIEW

The Wasatch Global Science & Technology Fund’s six month return of 17.98% was better than the 10.79% return of the Lipper Science & Technology Index (the “Lipper Index”), and the 9.28% gain of the Nasdaq Composite Index, but fell short of the 23.95% gain of the Russell 2000 Technology Index.

Earnings momentum for our portfolio companies was good throughout the period and helped drive the Fund’s strong performance. With many of our holdings registering solid gains, we trimmed or sold some richly valued positions and continue to be sensitive to valuations.

As of March 31, nearly 39% of the Fund’s assets were invested globally with the highest percentage being invested in Asia where we had holdings in Hong Kong, India, Japan, Philippines, Singapore, South Korea and Taiwan. As a whole, our international investments added significantly to the Fund’s return. Stocks in India have had a terrific run over the past 12 months as evidenced by the 70% rise in India’s SENSEX Index. While our stocks still seem to be trading within a reasonable range, we have not added to our Indian holdings and are keeping a close eye on valuation.

Despite being heavily invested in electronic technology, the Fund was underweighted in this area compared to the Lipper Index. We are interested in the LCD-TV, handheld devices, online games, wireless access, 3D data, wireless fidelity (Wi-Fi), WiMAX, and Voice over IP markets. Our electronic technology holdings largely were concentrated in semiconductor companies that serve these markets. With semiconductor investments, we are focused on product cycles and want to own quality companies with innovative products that have plenty of headroom in their markets. An example is Silicon Laboratories, a developer of mixed-signal integrated circuits used in a wide variety of consumer electronics including handsets, transceivers, power amplifiers and FM radio tuners. Silicon Labs was a top contributor during the period. Overall, our semiconductor names held up much better than those in the Index and contributed substantially to the Fund’s return.

A couple of our electronic technology holdings were notable detractors. O2Micro International, a developer of integrated circuits for power management applications, suffered a stock price decline as investors digested news of a secondary stock offering and plans to list shares on the Hong Kong Stock Exchange. We remain positive on the long-term prospects of O2Micro and like the company’s business strategy. Novatel Wireless, a maker of 3D wireless data cards, struggled as margins weakened due to pricing pressure, inventory write-downs and next generation product delays. Despite these setbacks, we think Novatel may have good momentum in the second half of the year due to increasing market penetration for existing products and design wins from laptop manufacturers for embedded wireless cards.

Our bottom-up, fundamental approach to investing is well illustrated by the investments we have made in medical device companies where we look for innovative products that serve large, under-penetrated markets. Two notable examples were also top contributors in the period. Intuitive Surgical makes robotic systems for minimally invasive surgery. Abaxis makes blood analyzers for use in physicians’ offices that produce test results in about 15 minutes as opposed to sending blood work out to a lab. In contrast, our investment in Kinetic Concepts is under review as the company’s wound care products appear to face growing competition and pricing pressure.

OUTLOOK

We believe our companies can continue to do well as long as spending by U.S. consumers holds up. We will be watching interest rates, however, as rising rates may affect consumers’ decisions to purchase big-ticket items such as LCD-TVs and other consumer electronics.

The Fund’s strong performance over the past year combined with the strength of domestic and international markets has made it more challenging to add to our existing positions and find attractively valued new investments. While the Fund’s portfolio still appears reasonably valued, maintaining our discipline of trimming or selling fully valued positions will become even more important if stock prices continue to rise.

We continue looking to broaden the global scope of the Fund. Brazil is of increasing interest to us and we are working on a number of investment ideas there. Rich in natural resources such as iron ore and oil, Brazil is benefiting from the economic boom in China. In addition, Brazil’s free market structure has been attracting foreign investment and the Brazilian government has been using inflows of capital to pay down international debt resulting in a more stable economy. The government has also focused on making the country energy-independent and estimates that Brazil will be a net exporter of oil in a couple of years.

Some Wall Street analysts have voiced concern that semiconductors may be reaching a cyclical peak. Such views seem to be a bit premature to us, especially in light of accelerating consumer demand for electronics. Our research indicates that product demand remains strong for our semiconductor companies and we are comfortable with the present valuation and growth potential of our semiconductor holdings.

We continue to search the globe and utilize the expertise of the entire Wasatch research team to find science and technology companies that we believe will help you achieve your long-term investment goals.

We appreciate your investment in the Fund.

GLOBAL SCIENCE & TECHNOLOGY FUND — Portfolio Summary	MARCH 31, 2006

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	SINCE INCEPTION 12/19/00
Wasatch Global Science & Technology Fund	36.13%	14.36%	8.82%
Lipper Science & Technology Index	22.92%	-0.44%	-8.48%
Russell 2000 Technology Index	33.06%	0.93%	-5.73%
Nasdaq Composite Index	18.02%	5.47%	-1.64%

Performance data quoted represents past performance. Past performance is not indicative of future performance and current performance may be lower or higher than the performance quoted. Wasatch Funds will deduct a fee of 2% from redemption proceeds on Fund shares held two months or less. Performance data does not reflect the deduction of this fee which, if charged, would reduce the performance quoted. The table above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares.

To obtain the most recent month-end performance, please visit www.wasatchfunds.com or call 800.551.1700. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Advisor has absorbed, currently or in the past, certain Fund expenses, without which total returns would have been lower.

Investments in concentrated funds can be more volatile and loss of principal could be greater than investing in more diversified funds. Investing in foreign securities entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Ticker	Company	% of Fund
CTSH	Cognizant Technology Solutions Corp., Class A Professional technology services.	2.77%
SHFL	Shuffle Master, Inc. Gaming industry products.	2.61%
INFO IN	Infosys Technologies Ltd. (India) Business and information technology consulting.	2.35%
OIIM	O2Micro International Ltd. (Cayman Islands) Semiconductors.	2.22%
SRX	SRA International, Inc., Class A Information technology services for government agencies.	2.00%
LMA SP	LMA International N.V. (Singapore) Devices for airway support during surgery.	1.94%
PLXT	PLX Technology, Inc. Semiconductors.	1.86%
MCRL	Micrel, Inc. Semiconductors.	1.64%
SLAB	Silicon Laboratories, Inc. Analog and mixed signal integrated circuits.	1.57%
USPI	United Surgical Partners International, Inc. Ambulatory surgery centers.	1.51%

*	As of March 31, 2006, the Fund had 20.47% invested in the Top 10 equity holdings and there were 145 long-term holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor.

SECTOR BREAKDOWN**

**	Excludes short-term investments, securities sold short and written options, if any.

GROWTH OF A $10,000 INVESTMENT

†	Inception: December 19,2000. The Lipper Science & Technology Index is a composite of mutual funds that invest in science and technology companies and have investment objectives similar to those of the Fund. The Russell 2000 Technology Index is a capitalization-weighted index of companies that serve the electronics and computer industries or that manufacture products based on the latest applied science. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. The Nasdaq Composite Index is unmanaged and measures all Nasdaq domestic and non-U.S. based common stocks listed on The Nasdaq Stock Market. The Index is market-value weighted. This means each company’s security affects the Index in proportion to its market value. The market value, the last sale price multiplied by total shares outstanding, is calculated throughout the trading day, and is related to the total value of the Index. Due to their number and size, technology stocks tend to dominate the direction of the Index. You cannot invest directly in these indexes.

HERITAGE GROWTH FUND — Management Discussion	MARCH 31, 2006

Chris Bowen	Ryan Snow
Portfolio Manager	Portfolio Manager

SIX MONTH REVIEW

The Wasatch Heritage Growth Fund posted a return of 5.16% in the six months ended March 31, 2006. The Fund’s return fell behind the Russell Midcap Growth Index, which added 11.32%. The Fund slightly lagged the Russell 1000 Growth Index, which gained 6.16%. Our underperformance versus the Russell Midcap Growth Index (the “Index”) mostly was a result of weakness in our producer durables and consumer discretionary holdings and lack of exposure to the materials and processing sector.

At the end of the period, captured earnings growth continued to be strong and was better than we expected. Our companies’ captured earnings have been “straight down the middle of the fairway” for what we have expected for the Fund since inception. We are just as optimistic about their earnings potential. What has been disappointing is not being rewarded for owning companies that we believe have demonstrably high-quality growth characteristics and reasonable valuations.

Our biggest negative contribution came from our homebuilder stocks in the producer durables sector, in which we held a market weight. We believe the weakness in these stocks reflected investors’ concerns over a housing slowdown. Nevertheless, our investment thesis remains unchanged. Homebuilding companies continue to be classic textbook Wasatch growth companies: we expect them to generate double-digit earnings growth over the long-term, despite short-term challenges of generally rising interest rates and slower order growth. We believe they have the defensible franchises and balance-sheet flexibility that will help their businesses grow for many years to come.

Most of our consumer discretionary holdings made solid contributions to the Fund’s return, but we underperformed the Index. This was partly due to our largest holding, Apollo Group, which provides for-profit higher education to working adults, predominantly in the United States. Much as with the homebuilding business, investors appear to be concerned about a near-term slowdown in the education industry, though it continues to grow. Despite a widespread revaluation that hurt us during the period, we have taken the longer-term view that Americans are likely to continue to return to school to protect their earnings capacity in a globally competitive information economy. It is our belief that Apollo will continue to grow earnings, and its current valuation makes it especially attractive.

It has been a sector-driven market for some time—not a stock-picker’s market that would be more conducive to Wasatch’s investment approach. Other factors we’ve highlighted in past commentaries were also at play during the period, not the least of which was the headwind we’ve faced from the more commodity-driven energy and materials and processing sectors. We were significantly underweighted in the energy sector and had no holdings in the materials and processing sector. Although our energy holdings contributed more than those in the Index, they couldn’t counterbalance our lack of materials and processing stocks, which continued to run hard.

The Fund’s health care holdings, in which we were slightly overweighted, underperformed the comparable sector benchmark. The bottom performers included Kinetic Concepts, a provider of wound care products, and Health Management Associates, an owner and operator of general acute care and psychiatric hospitals. Long-term issues have hindered stock movement in Health Management Associates for some time, as the uninsured population has risen, companies have generally cut or frozen health benefits for employees and Medicare has shown that it will pay much less than managed care for these types of services. We have sold our entire position in the company and are monitoring industry developments closely.

The performance of the Fund’s technology holdings lagged the Index during the six-month period, although they were in solid positive territory. The Fund had strong contributions from Amphenol, a provider of interconnect products such as computer mouse cables and components for flip phones, and Infosys Technologies, a provider of outsourced information technology services. These results were partially offset by Linear Technology, a producer of integrated circuits and one of our larger weights in this sector.

OUTLOOK

While we are disappointed with the Fund’s recent underperformance, we feel confident that we are delivering on our primary strategy of providing you with a portfolio of what we believe are quality companies that have the potential to deliver solid earnings growth. We believe that this approach will be rewarded with good performance over the long term regardless of how the broader markets perform. As such, we will continue to work hard to provide you with a portfolio of companies that have the potential to help you meet your long-term investment objectives.

We appreciate the opportunity to manage your assets.

HERITAGE GROWTH FUND — Portfolio Summary	MARCH 31, 2006

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	SINCE INCEPTION 6/18/04
Wasatch Heritage Growth Fund	11.50%	N/A	10.86%
Russell Midcap Growth Index	22.68%	N/A	17.90%
Russell 1000 Growth Index	13.14%	N/A	7.04%

Performance data quoted represents past performance. Past performance is not indicative of future performance and current performance may be lower or higher than the performance quoted. Wasatch Funds will deduct a fee of 2% from redemption proceeds on Fund shares held two months or less. Performance data does not reflect the deduction of this fee which, if charged, would reduce the performance quoted. The table above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares.

To obtain the most recent month-end performance, please visit www.wasatchfunds.com or call 800.551.1700. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Advisor has absorbed, currently or in the past, certain Fund expenses, without which total returns would have been lower.

Investing in mid cap funds can be more volatile and loss of principal could be greater than investing in large cap funds. Equity investing involves risks, including potential loss of the principal amount invested. Being non-diversified, the Fund can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund. Non-diversification increases the risk of loss to the Fund if the values of these securities decline.

TOP 10 EQUITY HOLDINGS*

Ticker	Company	% of Fund
APOL	Apollo Group, Inc., Class A Higher education for working adults.	3.53%
CBH	Commerce Bancorp, Inc. Commercial banking, corporate trust and insurance brokerage services.	3.37%
INFO IN	Infosys Technologies Ltd. Business and information technology consulting.	3.05%
HDI	Harley-Davidson, Inc. Motorcycles.	3.02%
APH	Amphenol Corp., Class A Interconnect products manufacturer.	2.79%
WLP	WellPoint, Inc. Health maintenance organization.	2.73%
DHI	D.R. Horton, Inc. Homebuilder.	2.67%
ZMH	Zimmer Holdings, Inc. Orthopaedic implants.	2.33%
CVD	Covance, Inc. Drug development services.	2.19%
CMX	Caremark Rx, Inc. Pharmacy benefits manager.	2.11%

*	As of March 31, 2006, the Fund had 27.79% invested in the Top 10 equity holdings and there were 73 long-term holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor.

SECTOR BREAKDOWN**

**	Excludes short-term investments, securities sold short and written options, if any.

GROWTH OF A $10,000 INVESTMENT

†	Inception: June 18, 2004. The Russell Midcap Growth Index measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index is an unmanaged total return index of the 800 smallest companies in the Russell 1000 Index, as ranked by total market capitalization. The stocks in the Russell Midcap Growth Index are also members of the Russell 1000 Growth Index. The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in these indexes.

INTERNATIONAL GROWTH FUND — Management Discussion	MARCH 31, 2006

The Wasatch International Growth Fund is managed by a team of Wasatch portfolio managers.

SIX MONTH REVIEW

The Wasatch International Growth Fund gained 20.71% in the six month period and outperformed the MSCI World Ex-U.S.A. Small Cap Index, which gained 18.85%.

Throughout the period, we focused on diversifying our holdings and were successful in adding what we feel are a number of attractive new companies to the Fund. As a result, our holdings increased from 86 companies in 22 countries to 102 companies in 26 countries. The weighted average market capitalization of the portfolio decreased from approximately $1.5 billion to about $1.4 billion as we sold some holdings that had reached our valuation targets. Estimated earnings growth for the next three to five years in the portfolio is about 21%, and we have been paying on average about 22 times forward earnings for that growth.

Brazil was the best performing market in the Fund and was the primary reason we outperformed the Index, which had no exposure to this market. Germany, helped by our significant overweighting, was the second top contributor to performance relative to the Index. The Fund dramatically outperformed the Index in Belgium where our weighting was nearly the same as the Index.

Switzerland, Japan and Australia held back the Fund’s performance relative to the Index. Our Swiss holdings were generally weak in the period. Although Japan was the most heavily weighted country in the Fund, we were underweighted relative to the Index. As a result, Japan contributed less to the Fund than to the Index even though our holdings performed significantly better. We were underweighted and underperformed the Index in Australia.

On a sector basis, the Fund’s outperformance was driven by our investments in the consumer discretionary and industrial sectors. The Fund had no holdings in the materials sector, which added nearly 3% to the Index’s return.

All of our investments in Brazil produced strong gains led by Gol Linhas Aereas Inteligentes, a low-cost airline that has been rapidly gaining market share, and Submarino, an online retailer similar to Amazon.com* in the U.S.

In Germany, two of our consumer-oriented investments were top contributors—Puma AG Rudolf Dassler Sport, a manufacturer of athletic footwear and apparel, and Bijou Brigitte, a costume jewelry retailer.

Our only significant holding in Belgium was Option, a wireless technology company that makes wireless data cards and embedded wireless modules. Option was a top contributor in the period as the company gained market share with the launch of new products and an acquisition.

Most of our Japanese holdings benefited from strong stock price performance led by Park24, a parking lot operator, and En-Japan, an Internet employment agency. Given the overall strength of the Japanese equity market, we became concerned about valuations and recently took a trip to visit our companies there. While most of our Japanese holdings continued to do well, Japanese stocks generally seemed expensive and we trimmed some of our positions due to valuation.

Our long-term outlook for energy remains positive. During the period, we added companies in oil field services, Canadian oil sands, and exploration and production companies in different geographic areas than our existing investments. As of March 31, we had 11 energy holdings located in Norway, Canada, Australia, the United Kingdom and Singapore. We sold long-time holding, Cairn Energy, a United Kingdom oil and gas developer, due to its larger market capitalization and to reallocate assets to other energy companies.

Companies developing renewable and alternative energy sources also look attractive. We added Cosan S.A. Industria e Comercio, a Brazilian producer of ethanol from cane sugar, a more efficient ethanol source than corn. Our interest in solar energy led us to Germany, where we visited and subsequently invested in SolarWorld and Conergy.

Strong economic results, the booming oil market and an aging population are key factors to our interest in Scandinavian companies. In particular, we found attractive investments in energy and financial companies. We added TGS-NOPEC, a Norwegian provider of seismic surveys and geoscience data to energy exploration companies. We also increased our position in Acta Holdings, a Norwegian financial services company, and added D. Carnegie, a Swedish banking and asset management firm. Acta’s network of financial advisors helps an aging population invest for retirement and D. Carnegie has benefited from increased merger and acquisition activity among Scandinavian companies.

Although the Fund’s financials sector underperformed that of the Index, we think it has the potential to do better as a result of investing in companies that have provided broader diversification within the sector. One investment that detracted significantly from the Fund’s performance in the period was AWD Holding, a German financial services company that was affected by uncertainty in Germany pension reform. We expect AWD Holding’s long-term growth to be driven by the need for pension products in Europe.

OUTLOOK

We intend to continue replacing richly valued names with what we believe are attractive growth companies that provide better upside potential because they are more reasonably valued. Given the significant rise in stock prices in Japan, we are closely monitoring our holdings there and think Japanese stocks may pause to allow companies’ underlying fundamentals to catch up with valuations. Emerging markets such as India and Southeast Asia are not as attractively valued as they once were either. Stock prices have risen substantially due to the increase in investors looking to put their assets to work in emerging markets.

So far, we feel that the new names we have added help to better position the Fund to achieve the results we are striving for over time. We continue to leverage ideas from the entire Wasatch research team as our analysts scour the earth looking for small companies with strong earnings growth prospects, and we are excited about what we are finding.

We appreciate your investment in the Fund.

*	As of March 31, 2006, Wasatch Funds had no holdings in Amazon.com.

INTERNATIONAL GROWTH FUND — Portfolio Summary	MARCH 31,2006

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	SINCE INCEPTION 6/28/02
Wasatch International Growth Fund	35.17%	N/A	23.90%
MSCI World Ex-U.S.A. Small Cap Index	33.00%	N/A	27.22%

Performance data quoted represents past performance. Past performance is not indicative of future performance and current performance may be lower or higher than the performance quoted. Wasatch Funds will deduct a fee of 2% from redemption proceeds on Fund shares held two months or less. Performance data does not reflect the deduction of this fee which, if charged, would reduce the performance quoted. The table above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares.

To obtain the most recent month-end performance, please visit www.wasatchfunds.com or call 800.551.1700. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Advisor has absorbed, currently or in the past, certain Fund expenses, without which total returns would have been lower.

Investing in foreign securities entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investments in small cap funds can be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

TOP 10 EQUITY HOLDINGS*

Ticker	Company	% of Fund
TGS NO	TGS-NOPEC Geophysical Co. ASA (Norway) Geoscience data for energy exploration.	2.20%
ORP FP	Orpea (France) Nursing homes.	2.04%
EKTAB SS	ElektaAB, Class B (Sweden) Radiology equipment.	2.02%
STMN SW	Straumann Holding AG (Switzerland) Dental implants.	1.83%
PUM GR	Puma AG Rudolf Dassler Sport (Germany) Athletic footwear and apparel.	1.80%
AWD GR	AWD Holding AG (Germany) Financial services.	1.80%
8697 JP	Osaka Securities Exchange Co. (Japan) Securities exchange.	1.69%
UDG ID	United Drug plc (Ireland) Pharmaceuticals.	1.68%
CPW LN	Carphone Warehouse Group plc (United Kingdom) Cell phones and telecom services retailer.	1.66%
ERF FP	Eurofins Scientific (France) Bio-analytical testing and services.	1.66%

*	As of March 31, 2006, the Fund had 18.38% invested in the Top 10 equity holdings and there were 102 long-term holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor.

SECTOR BREAKDOWN**

**	Excludes short-term investments, securities sold short and written options, if any.

GROWTH OF A $10,000 INVESTMENT

†	Inception: June 28, 2002. The MSCI World Ex-U.S.A. Small Cap Index is an unmanaged index that measures the performance of stocks with market capitalizations between U.S. $200 million and $1.5 billion across 22 developed markets, excluding the United States. You cannot invest directly in the Index.

INTERNATIONAL OPPORTUNITIES FUND — Management Discussion	MARCH 31, 2006

The Wasatch International Opportunities Fund is managed by a team of Wasatch portfolio managers.

SIX MONTH REVIEW

The Wasatch International Opportunities Fund gained 26.48% in the six months ended March 31, 2006 and outperformed the MSCI World Ex-U.S.A. Small Cap Index, which gained 18.85%.

The countries that contributed the most to the Fund’s performance were Japan, Singapore and the United Kingdom. Australia was the only detractor. The top contributing sectors were consumer discretionary, financials and industrials. No sectors were meaningful detractors.

As of March 31, Japan was our most heavily weighted country with just over 21% of assets invested in Japanese stocks, although we were well below the benchmark weight of nearly 34%. Japanese stocks have been reaching highs not seen in years and, over the past six months, our Japanese holdings significantly outperformed those in the Index.

Japanese real estate remained an attractive investment area given the improving economic environment where the flow of capital into real estate is increasing, owning is cheaper than renting, interest rates are next to nothing, and investments offer attractive yields. The Fund benefited from investments in Joint, a residential condominium developer, and Creed, a real estate investment company.

Japan’s stronger economy also is favorable for consumer-oriented companies. Rising wages mean Japanese consumers have started to spend more. This provides support for our investments in Japanese retail companies such as United Arrows, Village Vanguard and Jeans Mate. We would like to invest in more Japanese retail companies but given the sharp rise in stock prices most of them are trading at levels that make it difficult to justify investing.

Two Wasatch research team members recently visited China and saw firsthand the hot demand for brand name products among Chinese consumers. This supported our investment thesis for two retail companies — China Hongxing Sports and Ports Design. China Hongxing Sports is emerging as a sought after sportswear brand. Ports Design sells the types of luxury goods for which Chinese consumers are willing to pay a premium. Both companies made solid contributions to performance.

Raffles Education, a Singapore-based provider of art and design courses and our largest position in the consumer discretionary sector, was the top contributor to the Fund’s performance in the period. The company’s stock price more than doubled on the strength of business momentum.

We are intrigued by the structural transformation of stock exchanges around the world. Driven by the global flow of capital and investment and growing demand for complicated financial instruments such as derivatives, options and Exchange Traded Funds (ETFs), stock exchanges have had to adopt new ways of doing business to avoid being marginalized. Many stock exchanges that were once cooperatively owned by their seat holders, typically investment banks and brokerage firms, now sell shares and operate for profit. We found that these businesses generate profits in a variety of ways including fees for listing companies, initial public offerings, data and trading. We also like their strong incentive to increase the number of listed companies, which has resulted in the listing of many more small companies. The Fund holds the Osaka Securities Exchange (Japan), Oslo Bors Holding (Norway), the New Zealand Exchange (New Zealand) and the International Maritime Exchange (Norway). The Osaka Securities Exchange was the top contributor in the Fund’s financials sector.

Global demand for energy and natural resources particularly from China and India has been driving strong although somewhat bumpy performance of companies in the industrials, energy and materials sectors. While performance tends to be cyclical and tied to commodity prices, we think demand will sustain the growth of companies in these sectors. In the industrials sector, Takeuchi Manufacturing, a Japanese manufacturer of small excavation equipment, was a top contributor as the company benefited from global growth in construction, infrastructure projects and mining.

Our investments in the energy sector are concentrated in exploration and production and oil field services companies that we believe are well managed and innovative in their use of technology. While the performance of our holdings was somewhat weaker than those in the Index, being overweighted meant the energy sector contributed more to the Fund than the Index.

Although we held fewer companies and slightly underperformed the Index in the materials sector, we identified and met several interesting natural resources companies with the potential to benefit from imbalances in supply and demand. During the period, our investment in Consolidated Minerals illustrated the volatility that is common for natural resources companies, as its stock price reflected the decline in manganese and nickel prices. Consolidated Minerals was responsible for most of the Fund’s negative performance in Australia.

OUTLOOK

Signs of an international small company revolution are everywhere. Traveling to different parts of the world we have seen exciting changes in the global equity markets. Stock exchanges are listing more small companies. Global capital markets are providing better access to information and transaction costs are coming down, making it easier to invest in companies with small market capitalizations. We think these changes bode well for the Fund’s long-term prospects.

Investments in emerging markets do not offer the value they once did. Stock prices have risen in India, Southeast Asia and other emerging markets as investors’ assets compete with one another for investments. Individuals and institutions, particularly in Asia, have begun to invest significantly more into their own equity markets than in the past.

Japanese stocks may take a breather to allow companies’ underlying fundamentals to catch up with valuations. While we think the long-term outlook for Japan is better than it was in the 1990s, we are paying close attention to the valuation and fundamentals of our Japanese holdings.

Thank you for investing in the International Opportunities Fund.

INTERNATIONAL OPPORTUNITIES FUND — Portfolio Summary	MARCH 31, 2006

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	SINCE INCEPTION 1/27/05
Wasatch International Opportunities Fund	40.61%	N/A	31.93%
MSCI World Ex-U.S.A. Small Cap Index	33.00%	N/A	30.68%

Performance data quoted represents past performance. Past performance is not indicative of future performance and current performance may be lower or higher than the performance quoted. Wasatch Funds will deduct a fee of 2% from redemption proceeds on Fund shares held two months or less. Performance data does not reflect the deduction of this fee which, if charged, would reduce the performance quoted. The table above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares.

To obtain the most recent month-end performance, please visit www.wasatchfunds.com or call 800.551.1700. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Advisor has absorbed, currently or in the past, certain Fund expenses, without which total returns would have been lower.

Investing in foreign securities entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investments in small cap funds can be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

TOP 10 EQUITY HOLDINGS*

Ticker	Company	% of Fund
8697 JP	Osaka Securities Exchange Co. (Japan) Securities exchange.	3.33%
ACTA NO	Acta Holdings ASA (Norway) Financial advisory services.	3.21%
RAYB SS	RaySearch Laboratories AB (Sweden) Dosage software for radiology.	2.46%
589 HK	Ports Design Ltd. (Hong Kong) Fashion retailer.	2.21%
LMA SP	LMA International N.V. (Singapore) Devices for airway support during surgery.	2.08%
RLS SP	Raffles Education Corp. Ltd. (Singapore) For-profit education.	1.96%
6432 JP	Takeuchi Manufacturing Co. Ltd. (Japan) Construction machinery manufacturer.	1.90%
CHHS SP	China Hongxing Sports Ltd. (China) Athletic wear retailer.	1.78%
072870 KS	MegaStudy Co. Ltd. (Korea) Online education provider.	1.57%
MMI SP	MMI Holdings Ltd. (Singapore) Electro-mechanical components and equipment.	1.56%

*	As of March 31, 2006, the Fund had 22.06% invested in the Top 10 equity holdings and there were 135 long-term holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor.

SECTOR BREAKDOWN**

**	Excludes short-term investments, securities sold short and written options, if any.

GROWTH OF A $ 10,000 INVESTMENT

†	Inception: January 27, 2005. The MSCI World Ex-U.S. A. Small Cap Index is an unmanaged index that measures the performance of stocks with market capitalizations between U.S. $200 million and $1.5 billion across 22 developed markets, excluding the United States. You cannot invest directly in the Index.

MICRO CAP FUND — Management Discussion	MARCH 31, 2006

Robert Gardiner, CFA Portfolio Manager	Daniel Chace, CFA Portfolio Manager

SIX MONTH REVIEW

The Wasatch Micro Cap Fund posted a return of 14.26% for the six months ended March 31, 2006. The Russell 2000 Index, widely used to gauge the performance of small company stocks, returned 15.23% over the same period.

Earnings growth in the Fund was solid, confirmation of the underlying fundamental strength of our holdings. Given that there is evidence of some speculation in the market, that valuations across much of the micro- and small-cap markets appear somewhat rich and that lower-quality stocks in general have been outperforming, we’re reasonably satisfied with the absolute and relative performance of the Fund during the period.

Our stocks in the consumer discretionary sector did well and, combined with a healthy overweighting in this sector, were a significant driver of performance. Many of our more successful consumer discretionary investments were in foreign companies that we believe may have better risk-return characteristics than their U.S. counterparts. Companies such as Raffles Education (Singapore), a provider of training and design education courses, China Hongxing Sports (China), a sports apparel retailer, and Bijou Brigitte (Germany), a European retailer of inexpensive jewelry, were strong performers.

Our investment in Singapore-based Raffles Education is a good example of what we like to find in a growth company. We initiated a position in the company in late 2004, when it was growing earnings per-share at approximately 30% per year and was trading at a mid-teens price-to-earnings (P/E) ratio. Since then, the company has performed extremely well, and the multiple has expanded in response. This combination of high earnings growth and multiple expansion can drive strong share price appreciation, and Raffles’ share price has more than quadrupled in U.S. dollar terms since our initial purchases.

Technology issues staged a strong comeback, as our holdings and the technology stocks tracked by the Index produced solid returns. The technology sector contributed more to the Fund’s performance than to the Index’s by virtue of our significant overweighting. The Fund benefited from holding PLX Technology, a maker of interconnect semiconductor devices that appear to be an emerging industry standard, as the company’s stock price responded to the ramp up of a product cycle. This strong performance was offset by weakness in one of our larger holdings, O2Micro (Cayman Islands), an analog semiconductor company that lagged during the fourth quarter of 2005. Several factors were behind the stock price weakness, including plans to list its shares on the Hong Kong Stock Exchange, a large secondary offering, increased competition, and lowered earnings guidance resulting from slower-than-expected inventory absorption. We view these as short-term factors and believe the company has the potential to be a leader in the analog semiconductor space.

Our holdings in the financial services sector outperformed those in the Index, with solid contributions from Acta Holding (Norway), a financial services company and real estate lender, and United PanAm Financial, a subprime auto lender. In contrast, our investment in New York Mortgage Trust, a mortgage real estate investment trust (REIT), hit a rough patch as the company issued a negative earnings outlook. Although our financial services stocks performed better than those in the Index, we had less than half the Index sector weight so this sector did not contribute as much to the Fund as it did to the Index.

Compared to the Index, the Fund held fewer companies in the materials and processing and energy sectors. Our materials and processing holdings underperformed while our energy companies substantially outperformed. Our top contributors in the energy sector were Singapore-listed companies Pearl Energy, which announced plans to be acquired, and Advanced Holdings, an energy consulting company that has an exclusive agreement with a large U.S. energy company to sell its refinery processing equipment in China.

Weakness among the Fund’s holdings in the heavily weighted health care sector caused us to underperform the Index in this sector. AmSurg and VNUS Medical Technologies were the notable detractors. AmSurg, an owner of ambulatory surgery centers, has seen its earnings rate and operating margins deteriorate over the past year, and its same-store growth rate (a measure of the growth of centers that have been open a year or more) has also declined. We have reduced our position in the company. VNUS Medical markets a unique process to reduce varicose veins using radio frequencies but has faced increased competition that caused the company to guide earnings lower.

Strong results from Abaxis, a provider of portable blood analysis systems used in veterinary and human patient-care settings, partially offset weakness in other health care holdings. Abaxis has enjoyed two back-to-back quarters of solid growth, and investors have taken notice. We believe the company has good growth potential because it has delivered a reliable medical solution for a widespread market need.

OUTLOOK

With a surprisingly strong period behind us, the way we look at valuations suggests stock prices may have gotten a little ahead of themselves. Our valuation discipline often leads us to sell or trim our holdings in strong market environments. While sometimes we can be early in doing this, over the long term we think it is the right path to follow. At current P/E levels, we generally are selling more than buying and cash balances have increased somewhat. We continue to look for high-quality companies at attractive valuations, using a disciplined process to identify companies that we believe may offer sustainable growth over the long term.

Thank you for the opportunity to manage your assets.

MICRO CAP FUND — Portfolio Summary	MARCH 31, 2006

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Wasatch Micro Cap Fund	27.95%	21.90%	24.07%
Russell 2000 Index	25.85%	12.59%	10.15%

Performance data quoted represents past performance. Past performance is not indicative of future performance and current performance may be lower or higher than the performance quoted. Wasatch Funds will deduct a fee of 2% from redemption proceeds on Fund shares held two months or less. Performance data does not reflect the deduction of this fee which, if charged, would reduce the performance quoted. The table above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares.

To obtain the most recent month-end performance, please visit www.wasatchfunds.com or call 800.551.1700. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Advisor has absorbed, currently or in the past, certain Fund expenses, without which total returns would have been lower.

Investments in micro cap funds can be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Ticker	Company	% of Fund
OIIM	O2Micro International Ltd. (Cayman Islands) Semiconductors.	2.51%
PLXT	PLX Technology, Inc. Semiconductors.	2.28%
MCRL	Micrel, Inc. Semiconductors.	2.21%
BGFV	Big 5 Sporting Goods Corp. Sporting goods retailer.	2.01%
RLS SP	Raffles Education Corp. Ltd. (Singapore) For-profit education.	2.00%
LMA SP	LMA International N.V. (Singapore) Devices for airway support during surgery.	1.97%
ICLR	Icon plc (Ireland) Clinical research services for the global pharmaceutical industry.	1.81%
USPH	U.S. Physical Therapy, Inc. Physical therapy clinics.	1.73%
KEYS	Keystone Automotive Industries, Inc. Auto collision replacement parts.	1.66%
AHS	AMN Healthcare Services, Inc. Health care staffing.	1.65%

*	As of March 31, 2006, the Fund had 19.83% invested in the Top 10 equity holdings and there were 143 long-term holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor.

SECTOR BREAKDOWN**

**	Excludes short-term investments, securities sold short and written options, if any.

GROWTH OF A $10,000 INVESTMENT

The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. You cannot invest directly in the Index.

MICRO CAP VALUE FUND — Management Discussion	MARCH 31, 2006

John Malooly, CFA Portfolio Manager	Brian Bythrow, CFA Portfolio Manager

SIX MONTH REVIEW

The Wasatch Micro Cap Value Fund had a return of 21.73% for the six months ended March 31, 2006. The Fund outperformed the Russell 2000 Index, which was up 15.23%.

The micro cap stocks that performed well in the last six months were many of the same ones that we expected to outperform in early 2005, but didn’t. Since then, many of these companies have shown earnings growth and gained momentum and their stock prices have reflected this. Often, performance is more a function of the period measured than it is a clear indication of how well the companies are doing. It is not unusual among micro cap companies for a stock to have leading or lagging performance in one period and then move in the opposite direction the next, with little change in the underlying company’s business prospects.

One of the factors that we believe helped performance was our “undiscovered growth” strategy, whereby we seek to invest in companies that are not well covered, understood, or valued in relation to the broader market. Typically, if we do our research correctly, we are able identify a near-term catalyst that causes a revaluation of a company’s shares. Over the past six months, many of our “undiscovered gems” have been uncovered. Companies we put in this category include Air Methods, a provider of air medical emergency transport services, and Commercial Solutions (Canada), a provider of equipment to the energy and industrial markets.

As they have for the past year, our investments in foreign companies significantly helped our results. The Fund had big contributions from our foreign investments in the consumer discretionary and energy sectors. In the consumer discretionary sector, we have been emphasizing companies that stand to profit from a younger consumer culture that is emerging around the world. Our four top contributors in this sector were international companies led by China Hongxing Sports (China), a manufacturer of sports apparel. The Fund also benefited by holding MegaStudy (Korea), an education company focusing on the Korean tutoring market.

These results were partially offset by weakness in Allen-Vanguard (Canada), whose products are used by government anti-terrorism agencies, and a small number of our domestic consumer discretionary holdings, most notably Big 5 Sporting Goods, that are facing increasing margin pressure from financially strapped U.S. consumers.

The Fund’s overweighted energy sector was up well ahead of the Index. We have increasingly tilted the Fund’s energy assets away from exploration and production companies toward energy service companies whose fundamentals are less sensitive to volatile oil prices. We especially like Pason Systems (Canada), a producer of specialized instrumentation used on land-based oil and gas drilling rigs, which has benefited from the growing demand for new wells.

Financial services holdings made the top contribution to the Fund’s return during the period. They outperformed the financial stocks tracked by Index despite our significant underweighting in the sector. We attribute much of our success in financial services to avoiding subsectors that have experienced margin pressure due to rising interest rates, such as mortgage banks and mortgage real estate investment trusts (REITs). Instead, we have focused on industry areas in which margins generally have expanded, including asset-sensitive banks and specialty finance companies.

We had strong contributions from two of our automobile and transportation companies. In addition to Air Methods described earlier, Ezra Holdings (Singapore), a marine services support company, delivered strong performance. Air Methods has become more fully valued over the past six months, and we have trimmed our position. Our investment in Ezra is closely related to our energy strategy, as a good portion of the company’s revenues is derived from providing high-margin services to large energy producers.

Among our biggest detractors during the period were some of our health care investments. The U.S. Food and Drug Administration has taken an increasingly rigorous approach to product approvals, which has slowed down product development pipelines. We were overweighted in this sector and, although generating a positive return, it did not fare as well as the health care sector of the Index.

One of our notable “unforced errors” was our investment in SigmaTel, a manufacturer of analog and mixed-signal integrated circuits in the technology sector. We invest in technology companies either because we believe they offer attractive growth potential or because they are compelling values. SigmaTel has been embroiled in a difficult product cycle and the company’s growth has fallen below our expectations. Weakness in this stock offset the strong gains the Fund enjoyed from the completed acquisition of one of our larger positions, Advanced Power Technology, that occurred during the period. Overall, we slightly edged ahead of the Index in the technology sector.

OUTLOOK

Small cap U.S. stocks have been trading at a 20-year premium multiple to large cap stocks, a fact that gives us considerable pause. Although momentum in the smaller companies has been strong, we are heading into the market’s seasonal soft spot; it is possible that we could soon see a market slowdown. We are harvesting profits in some of our more fully valued names, and paying close attention to managing position size. One of our key strategies is to invest in promising international companies that we believe can profit over the next five or 10 years from the emerging consumer, or those that are helping to build the economic infrastructure in developing countries.

We appreciate the opportunity to manage your assets.

MICRO CAP VALUE FUND — Portfolio Summary	MARCH 31, 2006

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	SINCE INCEPTION 7/28/03
Wasatch Micro Cap Value Fund	31.91%	N/A	26.51%
Russell 2000 Index	25.85%	N/A	20.97%

Performance data quoted represents past performance. Past performance is not indicative of future performance and current performance may be lower or higher than the performance quoted. Wasatch Funds will deduct a fee of 2% from redemption proceeds on Fund shares held two months or less. Performance data does not reflect the deduction of this fee which, if charged, would reduce the performance quoted. The table above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares.

To obtain the most recent month-end performance, please visit www.wasatchfunds.com or call 800.551.1700. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Advisor has absorbed, currently or in the past, certain Fund expenses, without which total returns would have been lower.

Investments in micro cap funds can be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Ticker	Company	% of Fund
PLXT	PLX Technology, Inc. Semiconductors.	2.49%
CSA CN	Commercial Solutions, Inc. (Canada) Industrial supplies distributor.	2.00%
IRIX	IRIDEX Corp. Laser systems for ophthalmology.	1.71%
NPTH	Enpath Medical, Inc. Advanced vascular delivery products.	1.61%
NTCT	NetScout Systems, Inc. Network and application performance management software.	1.52%
AIRM	Air Methods Corp. Air medical transportation services.	1.47%
OPNT	Opnet Technologies, Inc. Communications network management software.	1.46%
NIVR CIN	IVRCL Infrastructure and Projects Ltd. (India) Infrastructure projects.	1.34%
CHHS SP	China Hongxing Sports Ltd. (China) Athletic wear retailer.	1.32%
VNUS	VNUS Medical Technologies, Inc. Minimally invasive varicose vein treatment.	1.22%

*	As of March 31, 2006, the Fund had 16.14% invested in the Top 10 equity holdings and there were 149 long-term holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor.

SECTOR BREAKDOWN**

**	Excludes short-term investments, securities sold short and written options, if any.

GROWTH OF A $10,000 INVESTMENT

†	Inception: July 28, 2003. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. You cannot invest directly in the Index.

SMALL CAP GROWTH FUND — Management Discussion	MARCH 31, 2006

SIX MONTH REVIEW

Jeff Cardon, CFA

Portfolio Manager

The Wasatch Small Cap Growth Fund gained 9.46% in the six months ended March 31,2006. We are pleased to report such a strong return for a relatively short period of time. That said, we are disappointed that the Fund’s results did not keep pace with the 15.23% increase in the Russell 2000 Index.

One of the main reasons the Fund trailed the Index was our focus on investing in what we believe are high-quality companies — companies we believe have talented management teams, sustainable competitive advantages and strong balance sheets. The stocks of high-quality companies performed very well this period; however, stocks of low-quality companies did even better. Many investors felt comfortable dipping down the quality spectrum in search of return in an environment where yields on fixed-income securities were low and corporate balance sheets were generally in good shape. This was somewhat unexpected given political turmoil around the world, high and volatile oil prices and the length of the current economic recovery. Typically, low-quality stocks outperform in the early stages of a recovery, as investors gain confidence that business conditions are going to improve.

Unlike many investors, Wasatch remained committed to investing in what we believe are high-quality companies, and we did not deviate from our quality discipline to try and catch up with the Index. Although adherence to our approach hurt relative performance this period, we feel confident it will benefit the Fund over the long term.

Given we lagged the Index by as much as we did, we would have expected to see a handful of individual stocks that subtracted 1% or more from performance. This was not the case, however, as we observed smaller magnitudes of underperformance across the Fund’s portfolio.

Meritage Homes, a homebuilder we hold in the producer durables sector, was the largest detractor from return, yet cost the portfolio only approximately 0.6% of performance. The Fund was underweighted in the producer durables sector compared to the Index and our producer durables holdings underperformed. In general, our homebuilding investments were weak due to signs of a slowdown in the housing market. After having significantly trimmed our homebuilding exposure, we stopped selling these stocks given their attractive valuations. While we believe our long-term thesis remains intact that the public homebuilders will benefit from continued market share gains at the expense of private, local competitors these cyclical growth companies seem to be in the early stages of a downturn.

Several of the Fund’s health care and technology investments detracted from performance this period, including AmSurg, an operator of outpatient surgery centers, and O2Micro International, a designer and developer of integrated circuits for power management applications. AmSurg came under pressure on investor concerns about same-facility revenue growth and a potential decline in the number of facilities the company may open or acquire each year. Our outlook on the stock remains favorable due to growth in the outpatient surgery market and AmSurg’s strong operating model. O2Micro International lagged on news that the company planned to list its shares on the Hong Kong Stock Exchange, along with investor worries about softness in desktop PCs, a market the company serves. Like AmSurg, we are still excited about O2Micro International’s long-run prospects despite recent weakness in the stock.

On a positive note, several of the Fund’s largest holdings performed well this period, including O’Reilly Automotive, an automotive parts retailer/distributor; FactSet Research Systems, a provider of database services to the investment community; and Knight Transportation, a trucking concern. In our view, these three companies are extremely well managed and are leaders in their respective industries. We consider them among the classic, “steady eddy” growth names in the Fund.

Another positive this period was the exceptional earnings growth reported by our portfolio companies, confirmation of the underlying fundamental strength of our holdings.

Our bottom-up investment process has identified very few commodity-oriented companies that have proven business models and are not overly dependent on volatile commodity prices. Our minimal exposure to non-energy commodity companies was a headwind for the Fund, as these stocks delivered robust increases on rising commodity prices. However, the Fund’s small weighting in the energy sector was beneficial, because energy stocks registered only modest increases this period.

OUTLOOK

The Fund’s absolute return has been very strong over the past six months, and we feel like we’ve been rewarded for the risk we’ve taken. However, there is evidence of some speculation in the market that makes us cautious. Low-quality stocks have been outperforming, and valuations across much of the small cap market appear stretched. The current environment is somewhat reminiscent of the Internet bubble, although today’s level of excess is nowhere near what it was in 1999. At the peak of the bubble, the stocks we owned were trading at extremely attractive valuations, while today’s valuations aren’t nearly as compelling as they were in the late 1990s. As in 1999, we believe the Fund is made up of high-quality stocks.

The instinct of some investors when they underperform in a hot market is to reach for risk. At Wasatch, we do just the opposite. Our traditional method of dealing with this type of environment is to become more conservative in our approach. Through years of experience, we’ve learned to maintain our focus on quality and not to chase in-favor, lower-quality stocks.

Thank you for the opportunity to manage your assets.

SMALL CAP GROWTH FUND — Portfolio Summary	MARCH 31, 2006

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Wasatch Small Cap Growth Fund	17.55%	13.73%	14.18%
Russell 2000 Index	25.85%	12.59%	10.15%

Performance data quoted represents past performance. Past performance is not indicative of future performance and current performance may be lower or higher than the performance quoted. Wasatch Funds will deduct a fee of 2% from redemption proceeds on Fund shares held two months or less. Performance data does not reflect the deduction of this fee which, if charged, would reduce the performance quoted. The table above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares.

To obtain the most recent month-end performance, please visit www.wasatchfunds.com or call 800.551.1700. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Advisor has absorbed, currently or in the past, certain Fund expenses, without which total returns would have been lower.

Investments in small cap funds can be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

TOP 10 EQUITY HOLDINGS*

Ticker	Company	% of Fund
ORLY	O’Reilly Automotive, Inc. Automotive parts retailer/distributor.	4.37%
KNX	Knight Transportation, Inc. Long haul trucking and logistic services.	3.17%
FDS	FactSet Research Systems, Inc. Financial and economic information for investment managers.	3.05%
GTRC	Guitar Center, Inc. Music stores.	3.02%
CPRT	Copart, Inc. Vehicle salvage services.	2.58%
TECH	Techne Corp. Complex, disposable research kits for biotech.	2.53%
MCRL	Micrel, Inc. Semiconductors.	1.88%
CTSH	Cognizant Technology Solutions Corp., Class A Professional technology services.	1.74%
SLAB	Silicon Laboratories, Inc. Semiconductors.	1.67%
STRA	Strayer Education, Inc. Post-secondary education.	1.65%

*	As of March 31, 2006, the Fund had 25.66% invested in the Top 10 equity holdings and there were 127 long-term holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor.

SECTOR BREAKDOWN**

**	Excludes short-term investments, securities sold short and written options, if any.

GROWTH OF A $10,000 INVESTMENT

The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. You cannot invest directly in the Index.

SMALL CAP VALUE FUND — Management Discussion	MARCH 31, 2006

Jim Larkins, MBA Portfolio Manager	John Mazanec, MBA Portfolio Manager

SIX MONTH REVIEW

The Wasatch Small Cap Value Fund returned 13.80% in the six month period compared to a return of 14.26% for the Russell 2000 Value Index.

After stumbling due to interest rate concerns through most of 2005, our financial services companies are beginning to be rewarded with higher stock prices. The financial services sector was the top contributor in the Fund due to a combination of good stock price performance and a heavy weighting. While there are many attractively valued stocks in this space, our efforts have focused on owning companies that have a high return on assets and that can grow despite the challenges of a flat yield curve.

We had solid contributions from the majority of our financial services holdings led by AmeriCredit, a subprime auto lender. AmeriCredit continues to operate with a strong balance sheet and buy back stock as well as grow its loan portfolio and earnings per share. Commercial Capital Bancorp, a California bank specializing in mortgages for multi-family housing, continued to see its stock price decline due to concerns over the impact of the flat yield curve on profits. We believe the bank’s long-term prospects remain strong, especially as it continues to reduce funding costs and strengthen its net interest margin.

Technology stocks have done well over the last few quarters and our holdings performed better than those in the Index. As a result, it has become more challenging to find companies that meet our valuation parameters. On the whole, we continue to like analog semiconductor companies because they tend to be less cyclical, have higher margin products, and historically have generated more stable financial results.

The autos and transportation sector provided the greatest outperformance relative to the Index due to our significant overweighting and the substantially better performance of our holdings. Many of our companies are in the trucking industry, where favorable factors such as strong demand, constrained capacity, and management focus on profitability are driving strong performance. In addition, the Fund benefited from a large position in Keystone Automotive Industries, an auto collision replacement parts manufacturer, as the company reported strong quarterly results.

While consumer spending has been remarkably resilient, consumers may be starting to feel financially stretched due to higher interest rates and rising energy prices. As a result, our efforts in the consumer discretionary sector have focused on finding companies whose earnings power is driven by potentially stable demand for the goods and services they provide. Examples include companies in the auto repair, pet supply, and health care staffing industries.

Two auto-related companies were among our top contributors in the consumer discretionary sector—Monro Muffler Brake, a chain of auto repair shops, and Lithia Motors, an auto retailer. The stock price of Big 5 Sporting Goods, a sporting goods retailer, declined as the company struggled with the build-out of a distribution center. We took advantage of this weakness to increase our position, as we believe Big 5 continues to have solid long-term earnings power and is led by an experienced management team.

The Fund historically has been underweighted relative to the Index in the materials and processing sector due to the sector’s sensitivity to volatile commodity prices. However, we recognize that rapid growth in many economies around the world, such as China and India, may lead to structurally higher commodity prices. With this in mind, we added some analytical talent to focus on the materials and processing sector, but we are likely to remain underweighted until we find more attractive opportunities.

The energy sector is also highly dependent upon commodity prices. Over a year ago we saw the potential for continued high commodity prices and made a concerted effort to improve our research capabilities in this area. This has resulted in an overweight position in the energy sector compared to the Index. We believe that most of our energy sector holdings have superior management teams and unique aspects to their business models, which should allow them to grow even if commodity prices retreat.

The producer durables sector detracted from the Fund’s results largely due to our concentration in homebuilding stocks that were weak due to concerns about an emerging slowdown in the housing market. We expect short-term results for homebuilders to be mixed as rising interest rates cause volatility in orders. We continue to think public homebuilders have attractive long-term growth potential to the extent they can take market share, benefit from economies of scale, and efficiently manage their operations. We will look to add to our positions in homebuilders if their stock prices begin to approach our book value forecasts.

OUTLOOK

From our perspective, the ideal economic environment for the Fund would be one in which the yield curve returns to a more normal shape and provides relief from net interest margin compression, the economy slows but does not collapse, and consumers keep their heads above water. However, we understand that economic conditions cannot be made to order. We will continue to focus on finding undervalued small companies that we believe have good long-term earnings power and whose management teams can make the best of whatever the circumstances happen to be.

We expect to continue trimming holdings that have appreciated in value to maintain a favorable risk versus reward ratio in the Fund. In the financial services sector, we will look to concentrate our holdings in companies that we believe can do well in the currently challenging interest rate environment. We remain confident in the potential of the Fund to produce the results we expect over time.

We appreciate your investment in the Fund.

SMALL CAP VALUE FUND — Portfolio Summary	MARCH 31, 2006

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	SINCE INCEPTION 12/17/97
Wasatch Small Cap Value Fund	23.61%	17.97%	19.63%
Russell 2000 Value Index	23.77%	16.24%	11.57%

Performance data quoted represents past performance. Past performance is not indicative of future performance and current performance may be lower or higher than the performance quoted. Wasatch Funds will deduct a fee of 2% from redemption proceeds on Fund shares held two months or less. Performance data does not reflect the deduction of this fee which, if charged, would reduce the performance quoted. The table above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares.

To obtain the most recent month-end performance, please visit www.wasatchfunds.com or call 800.551.1700. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Advisor has absorbed, currently or in the past, certain Fund expenses, without which total returns would have been lower.

Investments in small cap funds can be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

TOP 10 EQUITY HOLDINGS*

Ticker	Company	% of Fund
KEYS	Keystone Automotive Industries, Inc. Auto collision replacement parts.	2.50%
UPFC	United PanAm Financial Corp. Subprime automobile lender.	2.43%
ACF	AmeriCredit Corp. Subprime automobile lender.	2.40%
HBG	Hub International Ltd. Insurance broker.	2.33%
ATAC	Aftermarket Technology Corp. Auto parts remanufacturer.	2.24%
GISX	Global Imaging Systems, Inc. Office imaging equipment sales and service.	2.21%
RWT	Redwood Trust, Inc. Jumbo ARM mortgage REIT.	2.06%
TRGL	Toreador Resources Corp. Oil and gas developer.	1.90%
NRF	NorthStar Realty Finance Corp. Real estate finance company.	1.80%
LAD	Lithia Motors, Inc., Class A Auto retailer.	1.76%

*	As of March 31, 2006, the Fund had 21.63% invested in the Top 10 equity holdings and there were 104 long-term holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor.

SECTOR BREAKDOWN**

**	Excludes short-term investments, securities sold short and written options, if any.

GROWTH OF A $10,000 INVESTMENT

†	Inception: December 17, 1997. The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. You cannot invest directly in the Index.

STRATEGIC INCOME FUND — Management Discussion	MARCH 31, 2006

The Wasatch Strategic Income Fund is managed by a team of Wasatch portfolio managers.

REVIEW SINCE INCEPTION

The Wasatch Strategic Income Fund gained 1.79% from its February 1, 2006 inception through March 31, 2006. During the same time period, the Lehman Brothers Aggregate Bond Index fell 0.65% and the S&P 500® Index advanced 1.52%.

Wasatch created the Strategic Income Fund because we recognized that many investors have a need for consistent income. Since opening the Fund, we have been focused on putting shareholders’ cash to work by building a portfolio of income-producing U.S. and international stocks. The Fund relies on our trademark bottom-up fundamental research process and leverages the knowledge we have accumulated over the years on a variety of yield-oriented securities.

We are pleased that the Fund generated a positive return from February 1 through March 31. That said, it is much too early in the life of the Fund to provide any meaningful analysis of performance — we will save those comments for future reports. Instead, we would like to take this opportunity to discuss the investments we have made in the Fund thus far. These investments have tended to fall into three main categories, which we refer to as blue chip, dividend growth and value.

The Fund’s blue-chip holdings are positions in what we believe are high-quality companies that pay reasonable, reliable dividends of 3% to 4%. Examples of stocks that fit this description are financial services corporation Citigroup and pharmaceutical manufacturer Pfizer. In our view, both are solid companies that are unlikely to cut their dividends and have good prospects for raising them in the future.

The dividend growth stocks in the Fund also pay dividends, although smaller ones than the blue chips. These are higher-growth companies exhibiting positive fundamental trends and the potential to increase their dividends at a healthy rate as their earnings grow. The Australian Stock Exchange, which operates Australia’s primary securities exchange, is one of the Fund’s holdings in this category.

The value names in the portfolio are the highest-yielding investments. These are attractively valued companies that either the market has overlooked or that we consider to be “fallen angels” — companies with sound business models that have experienced tough times but are poised for a turnaround. At the end of the period, nearly all of the value stocks in the Fund were mortgage real estate investment trusts (REITs). Due to investor concerns about rising interest rates and potentially overstretched borrowers, the stocks of mortgage REITs came under tremendous price pressure in late 2005 and early 2006. We took advantage of inexpensive valuations to make investments in mortgage REITs that we believe have valuable franchises and good, long-term business prospects.

At March 31, approximately one-third of the Fund’s market value was in dividend growth stocks, another third was in value and about 20% was in blue chips. The remainder was in cash that we had yet to deploy but expected to earmark for the blue-chip category. In addition, we have identified many income-producing opportunities overseas, and approximately 24% of the portfolio’s market value was in international stocks. There is more of a dividend culture outside of the United States, where companies are accustomed to paying out a larger portion of their earnings in dividends. Looking ahead, we expect that our bottom-up research process will identify additional attractive international stocks for the Fund.

We would also like to point out that, at the end of the period, many of the Fund’s investments were in companies that we also own in other Wasatch Funds. Our existing holdings were a logical starting point for building the Strategic Income Fund because we were able to immediately capitalize on the fundamental insights we have developed on these companies, in some cases, over a period of years. Furthermore, owning names in common with our other funds means that the Fund will benefit from the expertise and judgment of a wide number of the research professionals here at Wasatch. Through years of experience, we have come to believe that subjecting companies to the scrutiny of multiple sets of eyes leads to well-informed investment decisions.

OUTLOOK

In our view, the current “middle-of-the road” economy creates a favorable backdrop for yield-oriented stocks. We think the economy is strong enough to support good earnings growth and, in turn, the ability of companies to increase their dividend payout ratios. However, we do not believe the economy is so strong that inflationary pressures will force interest rates to rise rapidly, thereby dampening corporate profits.

In addition, demand for income-producing investments should grow, given that baby boomers are facing retirement and the consensus view that the equity market will produce more modest returns in the years ahead. At the same time, higher-yielding securities are in short supply: long-term interest rates are low and so is the overall dividend yield on the companies in the S&P 500 Index. Although the primary objective of the Fund is to maximize current income, favorable supply and demand conditions make us optimistic about the prospects for capital appreciation among dividend-paying stocks.

Thank you for investing in the Wasatch Strategic Income Fund.

STRATEGIC INCOME FUND — Portfolio Summary	MARCH 31, 2006

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	SINCE INCEPTION 2/1/06*
Wasatch Strategic Income Fund	N/A	N/A	1.79%
Lehman Brothers Aggregate Bond Index	N/A	N/A	-0.65%
S&P 500® Index	N/A	N/A	1.52%

Performance data quoted represents past performance. Past performance is not indicative of future performance and current performance may be lower or higher than the performance quoted. Wasatch Funds will deduct a fee of 2% from redemption proceeds on Fund shares held two months or less. Performance data does not reflect the deduction of this fee which, if charged, would reduce the performance quoted. The table above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares.

To obtain the most recent month-end performance, please visit www.wasatchfunds.com or call 800.551.1700. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Advisor has absorbed, currently or in the past, certain Fund expenses, without which total returns would have been lower.

With respect to the Fund’s assets invested in fixed income securities, you are subject, but not limited to, the same interest rate, inflation and credit risk associated with the underlying fixed-income securities owned by the Fund. Return of principal is not guaranteed. Equity investing involves risks, including potential loss of the principal amount invested. Being non-diversified, the Fund can invest a larger portion of its assets in the securities of a limited number of companies than a diversified fund. Non-diversification increases the risk of loss to the Fund if the values of these securities decline. Investing in foreign securities entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

*	Returns less than one year are not annualized.

TOP 10 EQUITY HOLDINGS**

Ticker	Company	% of Fund
NTR	New York Mortgage Trust, Inc. Mortgage REIT.	2.23%
CFC	Countrywide Financial Corp. Real estate mortgage lender.	2.05%
FAF	First American Corp. Title insurance and real estate services.	2.05%
NRF	NorthStar Realty Finance Corp. Real estate finance company.	1.89%
KFN	KKR Financial Corp. Mortgage REIT.	1.84%
ABR	Arbor Realty Trust, Inc. Multi-family and commercial property REIT.	1.84%
COF	Capital One Financial Corp. Credit cards and financial services.	1.83%
NTB BH	The Bank of N.T. Butterfield & Son Ltd. (Bermuda) Wealth management and financial services.	1.77%
AHR	Anthracite Capital, Inc. Mortgage lender.	1.76%
GKK	Gramercy Capital Corp. Commercial property REIT.	1.73%

**	As of March 31, 2006, the Fund had 18.99% invested in the Top 10 equity holdings and there were 75 long-term holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor.

SECTOR BREAKDOWN†

†	Excludes short-term investments, securities sold short and written options, if any.

GROWTH OF A $10,000 INVESTMENT

††	Inception: February 1, 2006. The Lehman Brothers Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, and asset-backed securities. To be included in the index the security must meet the following criteria: must have at least one year to final maturity, regardless of call features; must have at least $100 million par amount outstanding; must be rated investment grade or better by Moody’s Investors Service, Standard & Poor’s, or Fitch Investor’s Service; must be fixed rate, although it can carry a coupon that steps up or changes to a predetermined schedule; must be dollar-denominated and must be nonconvertible. All corporate and asset-backed securities must be registered with the SEC; and must be publicly issued. The S&P 500 Index includes 500 of the United States’ largest stocks from a broad variety of industries. The Index is unmanaged but is a commonly used measure of common stock total return performance. You cannot invest directly in these indexes.

ULTRA GROWTH FUND — Management Discussion	MARCH 31, 2006

Ajay Krishnan, CFA Portfolio Manager	Neal Dihora, CFA Portfolio Manager	Karey Barker, CFA Portfolio Manager

SIX MONTH REVIEW

The Wasatch Ultra Growth Fund returned 10.14% in the six month period compared to a return of 16.20% for the Russell 2000 Growth Index (the “Index”) and a gain of 14.87% for the Russell 2500 Growth Index. As expected, our most heavily weighted sectors — technology, consumer discretionary, financial services and health care — drove the Fund’s return. Our underweighting and the weaker performance of holdings in the materials and processing, producer durables, and autos and transportation sectors significantly impacted performance relative to the Index.

Portfolio turnover was quite high during the period as our research uncovered fast growing companies and we sold selected holdings with less attractive growth prospects.

We were disappointed that our technology and health care stocks did not produce better results. Historically, the performance of our holdings in these sectors has more than made up for our lack of holdings in other sectors but this was not the case over the last six months. While the majority of our companies continued to meet or exceed our earnings growth expectations, their stock prices generally did not reflect the quality or growth potential we see in these companies.

One investment that we expected to perform better was our largest holding United Surgical Partners, an operator of ambulatory surgery centers. We felt management did not provide sufficient guidance to the investment community as to the potential positive impact of a substantial acquisition they announced. We took advantage of a lower stock price to add to our position as our research indicated continued attractive growth potential as a result of this acquisition.

We were also disappointed in the stock price performance of AmSurg, an operator of outpatient surgery centers. AmSurg reported declining profits and lowered earnings guidance as some surgery centers fell short of operating expectations. Despite this short-term setback, our investment thesis for AmSurg remains intact. Although we remain quite positive on the long-term growth potential of semiconductor manufacturer O2Micro International, the company produced disappointing results as its U.S. listed shares sold off on news of plans to list shares on the Hong Kong Stock Exchange, it made a large secondary offering, competition increased and it lowered earnings guidance.

Silicon Laboratories and Shuffle Master, a new position, were among the top contributors for the period. Silicon Labs has been entering new markets with high gross margin products such as their microcontrollers and devices for mobile handsets. Shuffle Master, a developer of technology-based products for the gaming industry, reported favorable results and is moving beyond the Las Vegas table games market to distribute products worldwide.

We also added three health care companies — ArthroCare, ResMed and Psychiatric Solutions. Wasatch analysts have followed ArthroCare, a developer of disposable products for minimally invasive surgery, for quite some time. We added the company to the Fund when it began to experience fast growth. ResMed develops equipment for the diagnosis and treatment of respiratory disorders including sleep apnea. We like ResMed’s history of solid growth and think growth will continue to be driven by solid management execution, superior technology and attractive market structure. Psychiatric Solutions’ psychiatric care facilities address a critical societal need. We also think the company may benefit from improving government reimbursement trends for psychiatric care.

Trident Microsystems, a designer of integrated circuit chips used in digital televisions and personal computers, is a new technology holding. Trident’s success in getting manufacturers to use its chips over those of competitors is largely the result of having done a better job of producing lower cost chips with more functionality. Trident also has benefited from the spectacular growth of the digital television market.

We sold a number of holdings including Commercial Capital Bancorp, Kinetic Concepts and Amerigroup. Commercial Capital Bancorp and Amerigroup were sold to make way for companies with higher growth potential. Kinetic Concepts, a significant detractor in the period, was eliminated when we determined that the availability of lower cost wound care products would likely impact the company’s ability to produce the long-term growth we had expected.

OUTLOOK

In general, we believe the companies in which we have invested are capable of sustaining high growth rates due to combinations of outstanding management, strong competitive positioning, innovative products and services, and solid financial footing. Although valuations seem moderately expensive, the economic environment appears fairly benign and should be supportive of current stock price levels.

We expect portfolio turnover to continue to be on the high side as we focus on investing in fast growing companies at valuations that enhance the Fund’s potential to achieve the long-term returns we expect.

We will continue to utilize our expertise in the technology and health care sectors to invest in the kinds of dynamic companies that have been the foundation of our Ultra Growth strategy since 1992. We believe that our skill at selecting investments in these sectors will continue to drive the long-term performance of the Fund and will overcome the short term effects of having fewer investments in slower growing, more cyclical sectors. As we do not wish to overlook opportunities in other sectors, we will continue to draw upon the broad expertise of the entire Wasatch research team to identify companies appropriate for the Fund.

We appreciate your investment in the Ultra Growth Fund.

ULTRA GROWTH FUND — Portfolio Summary	MARCH 31, 2006

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Wasatch Ultra Growth Fund	21.33%	14.58%	11.66%
Russell 2000 Growth Index	27.84%	8.59%	5.51%
Russell 2500 Growth Index	26.44%	9.87%	7.85%

Performance data quoted represents past performance. Past performance is not indicative of future performance and current performance may be lower or higher than the performance quoted. Wasatch Funds will deduct a fee of 2% from redemption proceeds on Fund shares held two months or less. Performance data does not reflect the deduction of this fee which, if charged, would reduce the performance quoted. The table above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares.

To obtain the most recent month-end performance, please visit www.wasatchfunds.com or call 800.551.1700. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Advisor has absorbed, currently or in the past, certain Fund expenses, without which total returns would have been lower.

Investments in small cap funds can be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

TOP 10 EQUITY HOLDINGS*

Ticker	Company	% of Fund
USPI	United Surgical Partners International, Inc. Ambulatory surgery centers.	4.46%
SRX	SRA International, Inc., Class A Information technology services for government agencies.	3.32%
HWAY	Healthways, Inc. Disease management services.	3.19%
SHFL	Shuffle Master, Inc. Gaming industry products.	2.81%
PDX	Pediatrix Medical Group, Inc. National network of neonatalogists.	2.55%
CTSH	Cognizant Technology Solutions Corp., Class A Professional technology services.	2.52%
ORLY	O’Reilly Automotive, Inc. Automotive parts retailer/distributor.	2.49%
SLAB	Silicon Laboratories, Inc. Analog and mixed signal integrated circuits.	2.49%
MCHP	Microchip Technology, Inc. Semiconductors.	2.17%
WBSN	Websense, Inc. Software to manage employee Internet use.	2.08%

*	As of March 31, 2006, the Fund had 28.08% invested in the Top 10 equity holdings and there were 122 long-term holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor.

SECTOR BREAKDOWN**

**	Excludes short-term investments, securities sold short and written options, if any.

GROWTH OF A $10,000 INVESTMENT

The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. The Russell 2500 Growth Index measures the performance of those Russell 2500 Index companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in these indexes.

U.S. TREASURY FUND — Management Discussion	MARCH 31, 2006

Van R. Hoisington

Portfolio Manager

SIX MONTH REVIEW

The Fund gained 2.09% in the 12 months ended March 31, 2006, but the six month return was -4.44%. The Lehman Brother’s Aggregate Bond Index posted a 12 month return of 2.26% and a six month return of -0.06%. On March 31, 2006, the long Treasury bond yielded 4.89%, unchanged from a year earlier, but up from the 4.57% it yielded on September 30, 2005. The increase in bond yields meant the market value of the Fund receded, offsetting the contribution of interest received from the long-term U.S. Treasury bonds (maturities longer than 20 years) and zero coupon bonds (U.S. Treasury Strips)* held by the Fund.

The recent rise in bond yields occurred mainly after the Federal Open Market Committee said that “Economic growth has rebounded strongly” in the first quarter of 2006 and announced their fifteenth consecutive 0.25% increase in the Federal funds rate. This may have led some investors to conclude that the Fed intends to continue raising interest rates.

The acceleration of growth in the first quarter should be put in context with the extremely weak fourth quarter of 2005 when real final sales declined at the fastest pace since the 2000 - 2001 recession. Additionally, an extremely warm winter provided some statistical lift to the overall numbers. This growth spurt, however, is giving way to much slower growth for the remainder of 2006.

OUTLOOK

Important leading indicators of economic activity suggest that growth will slow substantially in coming quarters. The Conference Board and the Economic Cycle Research Institute provide 13 different leading indicators: 1) average weekly hours worked in manufacturing; 2) vendor performance; 3) private building permits; 4) non-defense capital goods orders; 5) the yield curve (the spread between 10 year Treasury yields and the Federal funds rate); 6) stock prices; 7) money supply as measured by M2**; 8) consumer expectations; 9) industrial commodity prices; 10) initial claims for unemployment compensation; 11) the yield on BAA corporate bonds; 12) the spread between the yields on 10 year Treasury and the BAA corporate bonds; and 13) mortgage purchase applications.

Two of these 13, M2 and the yield curve, are more reliable than the other 11, and both exhibit considerable weakness. In part, the dependability of M2 and the yield curve in correctly predicting economic developments is because they are most directly influenced by Federal Reserve operations. Year-over-year growth in real M2, which slowed prior to all of the recessions after 1954, has decelerated from 8% to less than 2%. The yield curve has flattened from 3.70% to just 0.10%.

Nine of the other leading indicators show varying degrees of weakness, portending a period of softer economic growth. However, it is important to note that two “so-called” leaders (stock and industrial commodity prices) are pointing to continued strength as they continue to move higher. Historically, stocks and commodities were widely considered to be dependable leading indicators. However, their reliability has been diminished as stocks failed to anticipate business cycle turning points in this decade, while commodities missed in this decade and in the 1990s.

The economic environment in the U.S. remains one of too many goods chasing too little money, an economic condition that has caused bond yields to fall over time. Indeed, the broad measures of inflation continued to work lower, just as they did in 2005. One widely-used measure of inflation is the core Personal Consumption Expenditures (PCE) Deflator.† This measure of price changes increased just 1.8% in February, compared with the 2.1% and 2.2% increases in 2005 and 2004, respectively. Federal Reserve Chairman Ben Bernanke has suggested that price stability is achieved when the PCE Deflator is in the 1% to 2% range. It appears that this goal has been achieved.

With the ability of other countries to provide a vast array of relatively inexpensive goods and services, we believe the Fed’s present policy of limiting money and reserve growth insures a disinflationary environment. This historically has been favorable for investors in long-term U.S. Treasury bonds. Therefore, we consider the Fund’s six month decline to be a temporary hiccup, and we remain firmly committed to investing in long-dated U.S. Treasury bonds and zero coupon bonds.

We appreciate your investment in the Wasatch-Hoisington U.S. Treasury Fund.

*	Zero coupon Treasury bonds, also known as U.S. Treasury Strips, are debt obligations that do not entitle the holder to periodic interest payments prior to maturity and are traded at a discount from their face amounts. The discount of U.S. Treasury Strips varies primarily depending on the time remaining until maturity and prevailing levels of interest rates. Strips can be sold prior to their due date in the secondary market at the then-prevailing market value. The market prices of Strips are generally more volatile than the market prices of securities of comparable quality and similar maturity that pay interest periodically. Strips may respond to a greater degree to fluctuations in interest rates than non-zero coupon securities.

**	M2 money supply consists of currency and checking accounts, consumer-type time and savings accounts and equivalent near monies, while M3 money supply consists of M2 plus business-type time deposits and less liquid near monies. Both M2 and M3 exclude monies and near monies owned by the Treasury, depository institutions and foreign banks and official institutions and IRA and Keogh balances owned by consumers.

†	Personal Consumption Expenditures (PCE) Deflator is part of the National Income and Products Accounts developed by the Bureau of Economic Analysis of the U.S. Commerce Department. The PCE Deflator is a variable weighted index and is widely considered to be the most reliable of all the price indexes.

U.S. TREASURY FUND — Portfolio Summary	MARCH 31, 2006

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Wasatch-Hoisington U.S. Treasury Fund	2.09%	6.83%	7.83%
Lehman Bros. Aggregate Bond Index	2.26%	5.11%	6.29%

Performance data quoted represents past performance. Past performance is not indicative of future performance and current performance may be lower or higher than the performance quoted. Wasatch Funds will deduct a fee of 2% from redemption proceeds on Fund shares held two months or less. Performance data does not reflect the deduction of this fee which, if charged, would reduce the performance quoted. The table above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares.

To obtain the most recent month-end performance, please visit www.wasatchfunds.com or call 800.551.1700. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Advisor has absorbed, currently or in the past, certain Fund expenses, without which total returns would have been lower.

Investments in fixed income funds are subject to the same interest rate, inflation, credit and other risks associated with the underlying bonds. Return of principal is not guaranteed.

TOP 10 HOLDINGS*

Holding	Maturity Date	% of Fund
U.S. Treasury Strip, principal only	11/15/27	28.46%
U.S. Treasury Strip, principal only	8/15/25	16.65%
U.S. Treasury Bond, 5.25%	2/15/29	14.12%
U.S. Treasury Bond, 5.25%	11/15/28	7.92%
U.S. Treasury Bond, 5.50%	8/15/28	6.13%
U.S. Treasury Strip, principal only	11/15/21	4.17%
U.S. Treasury Bond, 6.125%	11/15/27	4.15%
U.S. Treasury Bond, 6.75%	8/15/26	3.66%
U.S. Treasury Bond, 7.50%	11/15/24	3.41%
U.S. Treasury Bond, 6.875%	8/15/25	3.11%

*	As of March 31, 2006, the Fund had 91.78% invested in the Top 10 holdings and there were 12 long-term holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor.

INVESTMENTS & CASH

GROWTH OF A $10,000 INVESTMENT

The Lehman Brothers Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, and asset-backed securities. To be included in the index the security must meet the following criteria: must have at least one year to final maturity, regardless of call features; must have at least $100 million par amount outstanding; must be rated investment grade or better by Moody’s Investors Service, Standard & Poor’s, or Fitch Investor’s Service; must be fixed rate, although it can carry a coupon that steps up or changes to a predetermined schedule; must be dollar-denominated and must be nonconvertible. All corporate and asset-backed securities must be registered with the SEC; and must be publicly issued. You cannot invest directly in the Index.

WASATCH FUNDS — Operating Expenses

EXPENSE EXAMPLE

As a shareholder of Wasatch Funds, you incur two types of costs (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Wasatch Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire six month period ended March 31, 2006.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses, based upon the actual total return of the fund during the most recent six month period ended March 31. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

In addition, the Funds charge a $15.00 IRA distribution fee, a $12.50 IRA annual maintenance fee and a $15.00 fee for redemptions paid by wire. To the extent these fees apply to your account, your expenses paid during the period would be higher and your ending account value would be lower than the amounts shown in the table below.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Wasatch Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

In addition, the Funds charge a $15.00 IRA distribution fee, a $12.50 IRA annual maintenance fee and a $15.00 fee for redemptions paid by wire. To the extent these fees apply to your account, your expenses paid during the period would be higher and your ending account value would be lower than the amounts shown in the table below. If another fund’s fees differ from those listed above, your expenses paid and your ending account value could be higher or lower than those of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

MARCH 31, 2006 (UNAUDITED)

	Account Value		Expenses Paid During Period*	Expense Ratio During Period*
	Beginning of Period October 1, 2005	End of Period March 31, 2006
Core Growth Fund
Actual return	$1,000.00	$1,106.40	$6.09	1.16%
Hypothetical return before expenses	$1,000.00	$1,019.15	$5.84	1.16%
Global Science & Technology Fund
Actual return	$1,000.00	$1,179.80	$10.22	1.88%
Hypothetical return before expenses	$1,000.00	$1,015.56	$9.45	1.88%
Heritage Growth Fund
Actual return	$1,000.00	$1,051.60	$4.71	0.92%
Hypothetical return before expenses	$1,000.00	$1,020.34	$4.63	0.92%
International Growth Fund
Actual return	$1,000.00	$1,207.10	$9.68	1.76%
Hypothetical return before expenses	$1,000.00	$1,016.16	$8.85	1.76%
International Opportunities Fund
Actual return	$1,000.00	$1,264.80	$12.70	2.25%
Hypothetical return before expenses	$1,000.00	$1,013.71	$11.30	2.25%
Micro Cap Fund
Actual return	$1,000.00	$1,142.60	$11.43	2.14%
Hypothetical return before expenses	$1,000.00	$1,014.26	$10.75	2.14%
Micro Cap Value Fund
Actual return	$1,000.00	$1,217.30	$12.44	2.25%
Hypothetical return before expenses	$1,000.00	$1,013.71	$11.30	2.25%
Small Cap Growth Fund
Actual return	$1,000.00	$1,094.60	$6.11	1.17%
Hypothetical return before expenses	$1,000.00	$1,019.10	$5.89	1.17%
Small Cap Value Fund
Actual return	$1,000.00	$1,138.00	$8.95	1.68%
Hypothetical return before expenses	$1,000.00	$1,016.55	$8.45	1.68%
Strategic Income Fund[1]
Actual return	$1,000.00	$1,017.90	$1.55	0.95%
Hypothetical return before expenses**	$1,000.00	$1,020.19	$4.78	0.95%
Ultra Growth Fund
Actual return	$1,000.00	$1,101.40	$7.65	1.46%
Hypothetical return before expenses	$1,000.00	$1,017.65	$7.34	1.46%
U.S. Treasury Fund
Actual return	$1,000.00	$955.60	$3.41	0.70%
Hypothetical return before expenses	$1,000.00	$1,021.44	$3.53	0.70%

*	Expenses paid during the period are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182) divided by the number of days in the fiscal year (365), except for the Strategic Income Fund’s actual return information, which had 59 days in the most recent fiscal period due to its inception date of February 1, 2006.

**	The Strategic Income Fund’s hypothetical expenses reflect amounts as if the Fund had been in existence for the entire fiscal half year.

[1]	Fund inception date was February 1, 2006.

CORE GROWTH FUND — Schedule of Investments

Shares		Value
	COMMON STOCKS 94.2%
	Auto Parts — After Market 0.6%
430,380	Aftermarket Technology Corp.*	$9,730,892

	Banks 9.3%
1,203,945	Commerce Bancorp, Inc.	44,124,584
456,775	First Community Bancorp	26,337,647
1,534,025	HDFC Bank Ltd.	26,440,386
1,258,025	UCBH Holding, Inc.	23,801,833
5,285,562	UTI Bank Ltd.	41,951,921

		162,656,371

	Biotechnology Research and Production 0.8%
300,034	Charles River Laboratories International, Inc.*	14,707,667

	Commercial Services and Supplies 8.6%
2,731,431	Copart, Inc.*	74,977,781
280,650	Regis Corp.	9,676,812
975,952	Waste Connections, Inc.*	38,852,649
778,075	WCA Waste Corp.*	5,415,402
461,195	West Corp.*	20,596,969

		149,519,613

	Computer Services Software and Systems 6.1%
383,600	CACI International, Inc., Class A*	25,221,700
508,095	Kanbay International, Inc.*	7,753,530
1,464,490	QLogic Corp.*	28,337,882
1,187,125	SRA International, Inc., Class A*	44,790,226

		106,103,338

	Diversified Financial Services 1.5%
878,985	Housing Development Finance Corp. Ltd.	26,471,275

	Education Services 3.2%
626,610	Laureate Education, Inc.*	33,448,442
125,460	Strayer Education, Inc.	12,829,540
288,806	Universal Technical Institute, Inc.*	8,693,060

		54,971,042

	Electronics — Semiconductors/ Components 5.3%
2,380,588	ASE Test Ltd.*	21,425,292
989,799	Integrated Device Technology, Inc.*	14,708,413
652,175	Micrel, Inc.*	9,665,234
314,080	National Semiconductor Corp.	8,743,987
538,285	Silicon Laboratories, Inc.*	29,578,761
262,725	Tessera Technologies, Inc.*	8,428,218

		92,549,905

	Energy Equipment and Services 1.0%
271,780	Calfrac Well Services Ltd.	7,918,137
154,415	TGS-NOPEC Geophysical Co. ASA*	9,461,097

		17,379,234

	Engineering and Contracting Services 0.7%
283,295	URS Corp.*	11,402,624

	Finance Companies 0.8%
465,895	United PanAm Financial Corp.*	14,396,155

	Finance — Small Loan 3.1%
1,764,191	AmeriCredit Corp.*	54,213,589

	Financial Information Services 1.0%
375,110	FactSet Research Systems, Inc.	16,636,128

	Financial — Miscellaneous 5.0%
535,115	Brown & Brown, Inc.	$17,765,818
714,906	Fidelity National Financial, Inc.	25,400,610
1,120,060	First American Corp.	43,861,550

		87,027,978

	Health Care Facilities 3.8%
993,200	Pharmaceutical Product Development, Inc.	34,374,652
285,880	Sunrise Senior Living, Inc.*	11,140,743
603,665	United Surgical Partners International, Inc.*	21,375,778

		66,891,173

	Health Care Management Services 3.6%
1,072,200	AMERIGROUP Corp.*	22,559,088
395,600	Pediatrix Medical Group, Inc.*	40,604,384

		63,163,472

	Health Care Services 0.9%
405,685	Lincare Holdings, Inc.*	15,805,488

	Home Building 7.9%
775,413	D.R. Horton, Inc.	25,759,220
538,915	Hovnanian Enterprises, Inc., Class A*	23,674,536
808,780	M.D.C. Holdings, Inc.	52,012,642
47,859	NVR, Inc.*	35,365,408

		136,811,806

	Insurance 1.0%
646,765	Hub International Ltd.	18,122,355

	Investment Management Companies 1.2%
600	Brantley Mezzanine Finance, LLC* ** *** †	—
515,400	SEI Investments Co.	20,889,162

		20,889,162

	Leisure Time 4.0%
539,040	Life Time Fitness, Inc.*	25,254,024
958,285	SCP Pool Corp.	44,953,149

		70,207,173

	Machinery — Oil Well Equipment and Services 0.6%
123,750	Hydril Co.*	9,646,312

	Medical and Dental Instruments and Supplies 1.7%
1,576,975	PSS World Medical, Inc.*	30,419,848

	Medical Services 0.5%
345,610	PRA International*	8,567,672

	Real Estate Investment Trusts (REIT) 4.3%
1,705,275	Anworth Mortgage Asset Corp.	13,403,461
1,699,090	HomeBanc Corp.	14,935,001
858,400	MortgageIT Holdings, Inc.	9,296,472
685,825	Redwood Trust, Inc.	29,709,939
722,070	Saxon Capital, Inc.	7,538,411

		74,883,284

	Retail 13.5%
936,960	Global Imaging Systems, Inc.*	35,585,741
528,085	Guitar Center, Inc.*	25,189,655
311,275	Lithia Motors, Inc., Class A	10,801,242
678,430	Michaels Stores, Inc.	25,495,399
833,039	MSC Industrial Direct Co., Inc., Class A	45,000,767
2,056,170	O’Reilly Automotive, Inc.*	75,173,575
741,045	PETCO Animal Supplies, Inc.*	17,466,431

		234,712,810

MARCH 31, 2006 (UNAUDITED)

Shares		Value
	Savings and Loans 2.9%
1,510,183	Commercial Capital Bancorp, Inc.	$21,233,173
3,622,191	W Holding Co., Inc.	28,506,643

		49,739,816

	Truckers 1.3%
1,173,261	Knight Transportation, Inc.	23,171,905

	Total Common Stocks (cost $1,173,904,069)	1,640,798,087

Principal Amount
	CORPORATE BONDS 0.2%
	Investment Management Companies 0.2%
$3,000,000	Brantley Mezzanine Finance, LLC, 10.00%, 9/21/09*** †‡	$2,892,000

	Total Corporate Bonds (cost $2,955,202)	2,892,000

	SHORT-TERM INVESTMENTS 5.7%
	Repurchase Agreement 5.7%
$99,904,000	Repurchase Agreement dated 3/31/06, 3.80% due 4/3/06 with State Street Bank and Trust Co. collateralized by $101,905,000 of United States Treasury Notes 4.625% due 2/29/08; value: $101,905,000; repurchase proceeds: $99,935,636 (cost $99,904,000)	99,904,000

	Total Short-Term Investments (cost $99,904,000)	99,904,000

	Total Investments (cost $1,276,763,271) 100.1%	1,743,594,087
	Liabilities less Other Assets (0.1)%	(992,304)

	NET ASSETS 100.0%	$1,742,601,783

*	Non-income producing.

**	Common units.

***	Security was fair valued under procedures adopted by the Board of Directors (see Note 2).

†	Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

‡	Defaulted security.

See notes to financial statements.

GLOBAL SCIENCE & TECHNOLOGY FUND — Schedule of Investments

Shares		Value
	COMMON STOCKS 91.1%
	Aerospace 1.6%
40,535	Argon ST, Inc.*	$1,359,138
26,000	MTC Technologies, Inc.*	727,740

		2,086,878

	Banks 0.9%
71,225	HDFC Bank Ltd. (India)	1,227,631

	Biotechnology Research and Production 2.0%
20,405	ArthroCare Corp.*	975,767
12,360	Celgene Corp.*	546,559
58,000	Immunicon Corp.*	233,740
33,375	Neurochem, Inc.* (Canada)	467,918
20,135	QIAGEN N.V.* (Netherlands)	300,213

		2,524,197

	Building Products 0.6%
117,875	IVRCL Infrastructure and Projects Ltd.* (India)	736,388

	Casinos and Gambling 2.6%
94,167	Shuffle Master, Inc.*	3,365,529

	Chemicals 0.4%
15,190	Cabot Microelectronics Corp.*	563,549

	Commercial Services and Supplies 0.6%
200,800	Allen-Vanguard Corp.* (Canada)	172,013
4,939	CoStar Group, Inc.*	256,285
8,375	eBay, Inc.*	327,128

		755,426

	Communications Technology 2.2%
11,115	Corning, Inc.*	299,105
100,075	Novatel Wireless, Inc.*	895,671
25,850	QUALCOMM, Inc.	1,308,268
56,260	Sonus Networks, Inc.*	308,305

		2,811,349

	Computer Services Software and Systems 11.9%
60,095	Cognizant Technology Solutions Corp., Class A*	3,575,052
1,795	Google, Inc., Class A*	700,050
110,720	Kanbay International, Inc.*	1,689,587
75,370	Lionbridge Technologies, Inc.*	596,177
35,015	Merge Technologies, Inc.*	559,190
19,675	NeuStar, Inc., Class A*	609,925
113,210	Opnet Technologies, Inc.*	1,213,611
97,870	QLogic Corp.*	1,893,784
68,510	SRA International, Inc., Class A*	2,584,882
19,640	Unica Corp.*	227,628
62,400	Websense, Inc.*	1,720,992

		15,370,878

	Computer Technology 1.6%
11,270	Apple Computer, Inc.*	706,854
5,475	SanDisk Corp.*	314,922
36,560	Trident Microsystems, Inc.*	1,062,434

		2,084,210

	Computers and Peripherals 0.5%
72,000	Catcher Technology Co. Ltd. (Taiwan)	647,709

	Diversified Financial Services 1.2%
40,115	Housing Development Finance Corp. Ltd. (India)	$1,208,092
253,285	Infrastructure Development Finance Company Ltd.* (India)	378,220

		1,586,312

	Diversified Telecommunication Services 1.7%
255,667	Astra Microwave Products Ltd. (India)	1,136,426
11,015	Option N.V.* (Belgium)	1,111,056

		2,247,482

	Drugs and Pharmaceuticals 1.6%
106,625	ISTA Pharmaceuticals, Inc.*	677,069
14,500	Teva Pharmaceutical Industries Ltd. ADR (Israel)	597,110
121,662	United Drug plc (Ireland)	554,588
27,485	Valera Pharmaceuticals, Inc.*	278,973

		2,107,740

	Electrical and Electronics 1.3%
49,525	Power Integrations, Inc.*	1,227,229
34,575	TTM Technologies, Inc.*	500,992

		1,728,221

	Electrical Equipment 2.4%
608,000	Magnecomp International Ltd. (Singapore)	545,376
1,479,125	Unisteel Technology Ltd. (Singapore)	1,894,085
812,900	XAC Automation Corp. (Taiwan)	694,968

		3,134,429

	Electronic Equipment and Instruments 2.6%
11,175	Core Logic, Inc. (Korea)	391,016
1,856,793	Innovalues Precision Ltd. (Singapore)	832,771
603,000	Jurong Technologies Industrial Corp. Ltd. (Singapore)	596,845
2,820	Samsung Electronics Co. Ltd. GDR (Korea)	921,435
262,000	Syntech Information Co. Ltd. (Taiwan)	594,079

		3,336,146

	Electronics 1.2%
11,410	Amphenol Corp., Class A	595,374
69,655	Nu Horizons Electronics Corp.*	592,764
10,330	Supertex, Inc.*	388,614

		1,576,752

	Electronics — Medical Systems 1.5%
12,120	Intuitive Surgical, Inc.*	1,430,160
18,435	NXStage Medical, Inc.*	236,521
12,170	Somanetics Corp.*	268,714

		1,935,395

MARCH 31, 2006 (UNAUDITED)

Shares		Value
	Electronics — Semiconductors/ Components 16.8%
17,585	Advanced Micro Devices, Inc.*	$583,119
26,525	Altera Corp.*	547,476
65,480	AMIS Holdings, Inc.*	593,249
114,150	ASE Test Ltd.* (Taiwan)	1,027,350
94,617	Cascade Microtech, Inc.*	1,230,967
43,967	Integrated Device Technology, Inc.*	653,350
124,850	Leadis Technology, Inc.*	709,148
18,440	Linear Technology Corp.	646,875
10,825	Marvell Technology Group Ltd.* (Bermuda)	585,632
16,630	Maxim Integrated Products, Inc.	617,804
142,615	Micrel, Inc.*	2,113,554
46,335	Microchip Technology, Inc.	1,681,961
61,235	MIPS Technologies, Inc.*	456,813
64,070	National Semiconductor Corp.	1,783,709
7,585	Netlogic Microsystems, Inc.*	312,578
94,965	ON Semiconductor Corp.*	689,446
191,930	PLX Technology, Inc.*	2,408,722
8,475	PortalPlayer, Inc.*	188,399
8,355	Saifun Semiconductors Ltd.* (Israel)	259,840
31,310	SigmaTel, Inc.*	273,649
36,790	Silicon Laboratories, Inc.*	2,021,611
8,403	SiRF Technology Holdings, Inc.*	297,550
43,250	Tessera Technologies, Inc.*	1,387,460
18,160	Texas Instruments, Inc.	589,655

		21,659,917

	Energy Equipment and Services 2.1%
886,005	Advanced Holdings Ltd. (Singapore)	811,189
30,500	TGS-NOPEC Geophysical Co. ASA*
	(Norway)	1,868,753

		2,679,942

	Food and Drug Retailing 0.9%
47,200	Sugi Pharmacy Co. Ltd. (Japan)	1,132,543

	Health Care Equipment and Supplies 4.0%
4,401,270	LMA International N.V.* (Singapore)	2,504,899
89,250	RaySearch Laboratories AB* (Sweden)	1,916,221
3,240	Straumann Holding AG (Switzerland)	737,803

		5,158,923

	Health Care Facilities 1.5%
55,200	United Surgical Partners
	International, Inc.*	1,954,632

	Health Care Providers and Services 0.9%
4,400	Diagnosticos da America ADR* *** (Brazil)	341,748
15,500	Icon plc ADR* (Ireland)	757,795

		1,099,543

	Internet and Catalog Retail 0.2%
5,700	Submarino S.A. GDR*** (Brazil)	294,882

	Internet Software and Services 0.9%
230,625	Opera Software ASA* (Norway)	1,136,777

	Investment Management Companies 0.2%
11,405	Thomas Weisel Partners Group, Inc.*	249,769

	Machinery 2.7%
14,750	ADP Engineering Co. Ltd.* (Korea)	77,568
59,585	Bharat Forge Ltd. (India)	595,850
3,303,720	MMI Holdings Ltd. (Singapore)	1,553,249
47,700	Pason Systems, Inc. (Canada)	1,278,156

		3,504,823

	Machinery — Oil Well Equipment and Services 0.5%
8,640	Hydril Co.*	$673,488

	Medical and Dental Instruments and Supplies 7.2%
55,370	Abaxis, Inc.*	1,255,791
45,000	Cryocor, Inc.*	143,550
27,675	Cyberonics, Inc.*	713,185
15,510	Dexcom, Inc.*	314,388
44,525	Endologix, Inc.*	211,494
81,035	Enpath Medical, Inc.*	794,143
30,100	FoxHollow Technologies, Inc.*	919,555
69,105	IntraLase Corp.*	1,603,236
22,500	Kinetic Concepts, Inc.*	926,325
18,610	Kyphon, Inc.*	692,292
54,030	NuVasive, Inc.*	1,018,465
5,505	Techne Corp.*	331,071
52,835	VNUS Medical Technologies, Inc.*	401,018

		9,324,513

	Medical Services 0.3%
14,350	PRA International*	355,736

	Miscellaneous Materials and Commodities 0.7%
32,705	Symyx Technologies, Inc.*	907,237

	Production Technology Equipment 2.9%
30,420	Eagle Test Systems, Inc.*	468,468
107,430	inTEST Corp.*	395,343
55,255	Intevac, Inc.*	1,590,239
24,325	Nanometrics, Inc.*	336,901
55,665	Rudolph Technologies, Inc.*	949,088

		3,740,039

	Real Estate 0.5%
58,550	Mahindra Gesco Developers Ltd.* (India)	610,499

	Semiconductor Equipment and Products 6.2%
9,090	austriamicrosystems AG* (Austria)	536,653
18,230	CSR plc* (United Kingdom)	380,205
550,600	Holtek Semiconductor, Inc. (Taiwan)	953,317
10,000	Micronas Semiconductor Holding AG* (Switzerland)	318,574
269,205	O2Micro International Ltd. ADR* (Cayman Islands)	2,861,649
24,595	PSi Technologies Holdings, Inc. ADR* (Philippines)	19,430
17,420	SEZ Holding AG* (Switzerland)	438,088
656,000	Solomon Systech International Ltd. (Hong Kong)	319,138
188,400	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Taiwan)	1,895,304
43,825	Wolfson Microelectronics plc* (United Kingdom)	337,043

		8,059,401

	Software 3.3%
30,040	Duzon Digital Ware Co. Ltd. (Korea)	457,540
113,000	Hexaware Technologies Ltd. (India)	423,941
45,500	Infosys Technologies Ltd. (India)	3,041,854
4,650	NCsoft Corp.* (Korea)	341,201

		4,264,536

	Transportation Infrastructure 0.3%
478,000	Cosco Corp. (Singapore)	363,712

GLOBAL SCIENCE & TECHNOLOGY FUND — Schedule of Investments (continued)	MARCH 31, 2006 (UNAUDITED)

Shares		Value
	Transportation — Miscellaneous 0.3%
43,845	Traffic.com, Inc.*	$366,106

	Utilities — Water 0.3%
243,525	Hyflux Ltd. (Singapore)	394,702

	Total Common Stocks (cost $95,272,070)	117,757,941

	PREFERRED STOCKS 0.3%
	Communications Technology 0.1%
30,265	Incipient, Inc., Series D Pfd.* *** †	139,219
6,528	Xtera Communications, Inc., Series A-1 Pfd.* ***†	7,076

		146,295

	Drugs and Pharmaceuticals 0.1%
283,018	Point Biomedical Corp.,
	Series F Pfd.* *** †	120,000

	Utilities — Telecommunications 0.1%
17,684	Neutral Tandem, Inc.,
	Series C Pfd.* *** †	111,107

	Total Preferred Stocks (cost $407,402)	377,402

	LIMITED PARTNERSHIP INTEREST 0.1%
	Other 0.1%
	Montagu Newhall Global
	Partners II-B, L.P.* *** †	109,957

	Total Limited Partnership Interest (cost $122,144)	109,957

	WARRANTS 0.6%
	Drugs and Pharmaceuticals 0.0%
3,832	Acusphere, Inc. expiring 8/2/08* *** †	—
768	Acusphere, Inc. expiring 10/20/08* *** †	—
84,905	Point Biomedical Corp. expiring 2/16/12****†	—

		—

	Transportation Infrastructure 0.6%
1,697,000	Goodpack Ltd. expiring 4/13/07* (Singapore)	755,855

	Total Warrants (cost $819,273)	755,855

Number of Contracts
	PUT OPTIONS PURCHASED 0.1%
240	Kinetic Concepts, Inc. expiring 1/20/07, exercise price $40	$156,000

	Total Put Options Purchased (premium $173,251)	156,000

Principal Amount
	SHORT-TERM INVESTMENTS 8.3%
	Repurchase Agreement 8.3%
$10,709,000	Repurchase Agreement dated 3/31/06, 3.80% due 4/3/06 with State Street Bank and Trust Co. collateralized by $10,965,000 of United States Treasury Notes 4.625% due 3/31/08; value: $10,923,881; repurchase proceeds: $10,712,391††† (cost $10,709,000)	$10,709,000

	Total Short-Term Investments (cost $10,709,000)	10,709,000

	Total Investments (cost $107,503,140) 100.5%	129,866,155
	Liabilities less Other Assets (0.5)%	(661,923)

	NET ASSETS 100.0%	$129,204,232

*	Non-income producing.

***	Security was fair valued under procedures adopted by the Board of Directors (see Note 2).

†	Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

†††	All or a portion of this security has been designated as collateral for purchase commitments (see Note 10).

ADR American Depositary Receipt.

GDR Global Depositary Receipt.

See notes to financial statements.

At March 31,2006, Wasatch Global Science & Technology Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Austria	0.4
Belgium	0.9
Bermuda	0.5
Brazil	0.5
Canada	1.6
Cayman Islands	2.4
Hong Kong	0.3
India	7.9
Ireland	1.1
Israel	0.7
Japan	1.0
Korea	1.8
Netherlands	0.3
Norway	2.5
Philippines	<0.1
Singapore	8.6
Sweden	1.6
Switzerland	1.3
Taiwan	4.9
United Kingdom	0.6
United States	61.1

TOTAL	100.0%

HERITAGE GROWTH FUND — Schedule of Investments	MARCH 31, 2006 (UNAUDITED)

Shares		Value
	COMMON STOCKS 97.1%
	Banks 6.6%
291,800	Commerce Bancorp, Inc.	$10,694,470
157,025	New York Community Bancorp, Inc.	2,751,078
136,000	North Fork Bancorporation, Inc.	3,920,880
132,900	TCF Financial Corp.	3,422,175

		20,788,603

	Commercial Services and Supplies 1.6%
42,425	eBay, Inc.*	1,657,120
66,762	Expedia, Inc.*	1,353,266
67,587	IAC/InterActiveCorp*	1,991,789

		5,002,175

	Communications Technology 1.8%
81,975	Cisco Systems, Inc.*	1,776,398
47,100	L-3 Communications Holdings, Inc.	4,040,709

		5,817,107

	Computer Services Software and Systems 5.9%
105,775	Affiliated Computer Services, Inc., Class A*	6,310,537
74,550	Cognizant Technology Solutions Corp., Class A*	4,434,980
36,650	NAVTEQ Corp.*	1,856,322
314,350	QLogic Corp.*	6,082,672

		18,684,511

	Computer Technology 1.5%
158,150	Dell, Inc.*	4,706,544

	Diversified Financial Services 2.2%
108,500	Countrywide Financial Corp.	3,981,950
104,250	Housing Development Finance Corp. Ltd.	3,139,565

		7,121,515

	Drugs and Pharmaceuticals 2.3%
31,600	Forest Laboratories, Inc.*	1,410,308
143,400	Teva Pharmaceutical Industries Ltd. ADR	5,905,212

		7,315,520

	Education Services 3.5%
213,350	Apollo Group, Inc., Class A*	11,203,008

	Electronics 2.8%
169,455	Amphenol Corp., Class A	8,842,162

	Electronics — Medical Systems 0.5%
30,450	Medtronic, Inc.	1,545,338

	Electronics — Semiconductors/Components 6.9%
185,300	Linear Technology Corp.	6,500,324
38,025	Marvell Technology Group Ltd.*	2,057,152
83,650	Maxim Integrated Products, Inc.	3,107,598
139,130	Microchip Technology, Inc.	5,050,419
181,125	National Semiconductor Corp.	5,042,520

		21,758,013

	Energy — Miscellaneous 0.5%
51,250	Chesapeake Energy Corp.	1,609,762

	Finance Companies 1.4%
56,750	Capital One Financial Corp.	4,569,510

	Finance — Small Loan 1.7%
174,000	AmeriCredit Corp.*	5,347,020

	Financial Data Processing Services and Systems 1.5%
34,540	Alliance Data Systems Corp.*	$1,615,436
75,325	Fiserv, Inc.*	3,205,079

		4,820,515

	Financial — Miscellaneous 1.5%
88,500	Fidelity National Financial, Inc.	3,144,405
40,500	First American Corp.	1,585,980

		4,730,385

	Health Care Facilities 1.1%
69,525	Quest Diagnostics, Inc.	3,566,632

	Health Care Management Services 6.3%
106,750	AMERIGROUP Corp.*	2,246,020
136,325	Caremark Rx, Inc.*	6,704,464
43,850	UnitedHealth Group, Inc.	2,449,461
112,000	WellPoint, Inc.*	8,672,160

		20,072,105

	Health Care Services 1.5%
123,325	Lincare Holdings, Inc.*	4,804,742

	Home Building 8.8%
254,650	D.R. Horton, Inc.	8,459,473
87,450	Hovnanian Enterprises, Inc., Class A*	3,841,679
57,250	Lennar Corp., Class A	3,456,755
35,475	M.D.C. Holdings, Inc.	2,281,397
8,970	NVR, Inc.*	6,628,382
87,625	Pulte Homes, Inc.	3,366,552

		28,034,238

	Hotels, Restaurants and Leisure 0.5%
1,015,375	Shangri-La Asia Ltd.	1,635,665

	Investment Management Companies 0.9%
67,925	SEI Investments Co.	2,753,000

	Medical and Dental Instruments and Supplies 4.0%
115,175	Biomet, Inc.	4,091,016
19,000	Cooper Companies, Inc. (The)	1,026,570
109,425	Zimmer Holdings, Inc.*	7,397,130

		12,514,716

	Medical Services 2.2%
118,425	Covance, Inc.*	6,957,469

	Oil and Gas 4.5%
71,885	BJ Services Co.	2,487,221
71,330	Plains Exploration & Production Co.*	2,756,191
75,250	Ultra Petroleum Corp.*	4,688,828
104,355	W&T Offshore, Inc.	4,206,550

		14,138,790

	Production Technology Equipment 0.9%
61,800	KLA-Tencor Corp.	2,988,648

	Recreational Vehicles and Boats 3.0%
184,440	Harley-Davidson, Inc.	9,568,747

HERITAGE GROWTH FUND — Schedule of Investments (continued)	MARCH 31, 2006 (UNAUDITED)

Shares		Value
	Retail 13.9%
64,375	American Eagle Outfitters, Inc.	$1,922,237
130,062	Bed Bath & Beyond, Inc.*	4,994,381
59,912	Best Buy Co., Inc.	3,350,878
77,450	CDW Corp.	4,557,932
154,225	Dollar Tree Stores, Inc.*	4,267,406
630,235	Esprit Holdings Ltd.	4,905,659
79,000	Home Depot, Inc.	3,341,700
113,315	Kohl’s Corp.*	6,006,828
67,250	Lowe’s Companies, Inc.	4,333,590
85,000	Michaels Stores, Inc.	3,194,300
88,250	O’Reilly Automotive, Inc.*	3,226,420

		44,101,331

	Savings and Loans 1.8%
84,275	Golden West Financial Corp.	5,722,272

	Semiconductor Equipment and Products 0.9%
269,600	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	2,712,176

	Software 3.1%
144,850	Infosys Technologies Ltd.	9,683,792

	Textiles, Apparel and Luxury Goods 0.8%
77,475	Coach, Inc.*	2,679,086

	Truckers 0.7%
102,000	J.B. Hunt Transport Services, Inc.	2,197,080

	Total Common Stocks (cost $275,912,569)	307,992,177

Principal Amount
	SHORT-TERM INVESTMENTS 3.0%
	Repurchase Agreement 3.0%
$9,483,000	Repurchase Agreement dated 3/31/06, 3.80% due 4/3/06 with State Street Bank and Trust Co. collateralized by $9,710,000 of United States Treasury Notes 4.625% due 3/31/08; value: $9,673,588; repurchase proceeds: $9,486,003 (cost $9,483,000)	$9,483,000

	Total Short-Term Investments (cost $9,483,000)	9,483,000

	Total Investments (cost $285,395,569) 100.1%	317,475,177
	Liabilities less Other Assets (0.1)%	(213,669)

	NET ASSETS 100.0%	$317,261,508

*	Non-income producing.

ADR American Depositary Receipt.

See notes to financial statements.

INTERNATIONAL GROWTH FUND — Schedule of Investments	MARCH 31,2006 (UNAUDITED)

Shares		Value
	COMMON STOCKS 96.6%
	Aerospace and Defense 1.2%
173,915	Thielert AG* (Germany)	$4,847,348

	Airlines 0.9%
141,485	Gol Linhas Aereas Inteligentes S.A. ADR (Brazil)	3,791,798

	Auto Components 0.5%
376,000	T. RAD Co. Ltd. (Japan)	1,932,136

	Banks 3.7%
56,785	Canadian Western Bank (Canada)	1,988,095
326,180	HDFC Bank Ltd. (India)	5,622,024
74,720	Musashino Bank Ltd. (Japan)	4,334,630
56,519	The Bank of N.T. Butterfield & Son Ltd.*** (Bermuda)	3,144,666

		15,089,415

	Beverages 0.8%
144,045	Kibun Food Chemifa Co. Ltd. (Japan)	3,101,491

	Biotechnology Research and Production 2.2%
1,197,870	Ark Therapeutics Group plc* (United Kingdom)	1,858,094
155,000	Neurochem, Inc.* (Canada)	2,173,100
323,335	QIAGEN N.V.* (Netherlands)	4,820,925

		8,852,119

	Commercial Services and Supplies 4.8%
613,730	Bloomsbury Publishing plc (United Kingdom)	3,733,319
687	En-Japan, Inc. (Japan)	4,002,905
888,640	Michael Page International plc (United Kingdom)	5,266,596
189,725	Park24 Co. Ltd. (Japan)	6,478,061

		19,480,881

	Computers and Peripherals 2.8%
115,765	Logitech International S.A.* (Switzerland)	4,624,387
2,119,775	Torex Retail plc (United Kingdom)	3,389,435
3,314,295	TPV Technology Ltd. (Hong Kong)	3,651,869

		11,665,691

	Diversified Financial Services 10.4%
1,649,040	Acta Holdings ASA (Norway)	6,568,076
214,475	AWD Holding AG (Germany)	7,332,532
785	Bank Sarasin & Cie AG, Class B (Switzerland)	2,106,575
300,500	D. Carnegie & Co. AB (Sweden)	6,335,913
154,280	Home Capital Group, Inc. (Canada)	4,612,474
151,040	Ichiyoshi Securities Co. Ltd. (Japan)	2,912,140
5,357,000	Nissin Co. Ltd. (Japan)	5,869,563
555	Osaka Securities Exchange Co. (Japan)	6,882,405

		42,619,678

	Diversified Telecommunication Services 1.6%
65,213	Option N.V.* (Belgium)	6,577,876

	Drugs and Pharmaceuticals 4.4%
265,780	Angiotech Pharmaceuticals, Inc.* (Canada)	3,916,063
85,925	Fuji Pharmaceutical Co. Ltd. (Japan)	1,029,042
1,987,067	Sigma Pharmaceuticals Ltd. (Australia)	3,768,682
120,000	Sun Pharmaceutical Industries Ltd. (India)	2,330,562
1,501,312	United Drug plc (Ireland)	6,843,637

		17,887,986

	Electrical Equipment 3.0%
35,380	ConergyAG* (Germany)	$5,844,166
7,280	SolarWorld AG (Germany)	1,913,457
3,449,387	Unisteel Technology Ltd. (Singapore)	4,417,093

		12,174,716

	Electronic Equipment and Instruments 0.5%
837,000	Syntech Information Co. Ltd. (Taiwan)	1,897,877

	Energy Equipment and Services 3.1%
123,390	Calfrac Well Services Ltd. (Canada)	3,594,889
146,425	TGS-NOPEC Geophysical Co. ASA* (Norway)	8,971,545

		12,566,434

	Engineering and Contracting Services 0.5%
55,720	Stantec, Inc.* (Canada)	2,059,638

	Food and Drug Retailing 3.1%
52,870	Nihon Chouzai Co. Ltd. (Japan)	1,850,124
217,330	Sugi Pharmacy Co. Ltd. (Japan)	5,214,739
1,624,740	Wumart Stores, Inc.* (China)	5,653,345

		12,718,208

	Food Products 0.7%
39,210	Cosan S.A. Industria e Comercio* (Brazil)	2,690,136

	Health Care Equipment and Supplies 6.3%
499,025	Elekta AB, Class B (Sweden)	8,244,158
8,060,890	LMA International N.V.* (Singapore)	4,587,701
2,016,000	Moulin International Holdings Ltd.* *** (Hong Kong)	2,598
36,910	Nakanishi, Inc. (Japan)	3,762,008
86,075	RaySearch Laboratories AB* (Sweden)	1,848,053
32,840	Straumann Holding AG (Switzerland)	7,478,229

		25,922,747

	Health Care Providers and Services 5.0%
43,900	Diagnosticos da America S.A.* (Brazil)	1,136,569
118,850	Eurofins Scientific* (France)	6,762,043
82,930	Icon plc ADR* (Ireland)	4,054,448
127,016	Orpea*(France)	8,330,746

		20,283,806

	Hotels, Restaurants and Leisure 0.7%
343,984	Hotel Leelaventure Ltd. (India)	2,690,032

	Household Durables 3.2%
157,975	Desarrolladora Homex S.A. de C.V. ADR* (Mexico)	5,581,257
110,480	Joint Corp. (Japan)	3,528,303
1,531,000	Nien Made Enterprise Co. Ltd. (Taiwan)	1,912,630
1,052,215	Techtronic Industries Company Ltd. (Hong Kong)	1,891,632

		12,913,822

	Household Products 1.3%
137,000	Milbon Co. Ltd. (Japan)	5,329,426

	Information Technology Consulting and Service 1.2%
249,915	Indra Sistemas S.A. (Spain)	5,084,081

	Internet and Catalog Retail 2.4%
1,259,735	Carphone Warehouse Group plc (United Kingdom)	6,765,306
63,140	Submarino S.A. GDR*** (Brazil)	3,266,466

		10,031,772

INTERNATIONAL GROWTH FUND — Schedule of Investments (continued)

Shares		Value
	Leisure Equipment and Products 0.9%
169,950	Mega Bloks, Inc.* (Canada)	$3,595,978

	Machinery 4.5%
296,435	Bharat Forge Ltd. (India)	2,964,350
8,949,000	MMI Holdings Ltd. (Singapore)	4,207,387
41,610	Palfinger AG (Austria)	3,392,487
68,235	Pason Systems, Inc. (Canada)	1,828,407
136,570	Takeuchi Manufacturing Co. Ltd. (Japan)	5,973,886

		18,366,517

	Office Electronics 1.5%
57,550	Neopost S.A. (France)	6,258,438

	Oil and Gas 5.2%
1,459,250	ARC Energy Ltd.* (Australia)	1,660,573
191,880	Blackrock Ventures, Inc.* (Canada)	2,292,994
185,280	Centurion Energy International, Inc.* (Canada)	2,261,738
345,750	Det Norske Oljeselskap ASA (Norway)	2,548,448
381,715	Excel Coal Ltd. (Australia)	2,048,951
173,330	ProEx Energy Ltd.* (Canada)	2,176,740
269,455	Revus Energy ASA* (Norway)	2,302,718
304,835	Soco International plc* (United Kingdom)	5,835,783

		21,127,945

	Real Estate 1.3%
2,609,491	Far East Consortium International Ltd. (Hong Kong)	1,210,643
111,827	Foncia Groupe (France)	4,311,238

		5,521,881

	Retail 6.8%
16,820	Bijou Brigitte AG (Germany)	4,819,586
213,325	HemtexAB* (Sweden)	3,345,973
382,795	Monsoon plc* (United Kingdom)	2,524,805
6,406,110	Peace Mark Holdings Ltd. (Hong Kong)	2,703,732
70,600	Point, Inc. (Japan)	5,061,061
1,645,662	Pumpkin Patch Ltd. (New Zealand)	4,099,599
1,164,790	Truworths International Ltd. (South Africa)	5,383,523

		27,938,279

	Semiconductor Equipment and Products 6.6%
318,955	CSR plc* (United Kingdom)	6,652,125
95,425	Disco Corp. (Japan)	6,273,321
1,269,000	Holtek Semiconductor, Inc. (Taiwan)	2,197,166
62,429	ICOS Vision Systems N.V.* (Belgium)	3,200,754
60,910	Micronas Semiconductor Holding AG* (Switzerland)	1,940,434
134,375	O2Micro International Ltd. ADR* (Cayman Islands)	1,428,406
85,610	SEZ Holding AG* (Switzerland)	2,152,968
6,357,840	Solomon Systech International Ltd. (Hong Kong)	3,093,032

		26,938,206

	Software 0.4%
440,000	Hexaware Technologies Ltd. (India)	1,650,742

	Textiles, Apparel and Luxury Goods 5.1%
4,083,725	Li Ning Co. Ltd. (Hong Kong)	3,894,449
87,390	Mariella Burani Fashion Group S.p.A. (Italy)	2,065,972
93,564	Pantaloon Retail India Ltd. (India)	4,152,560
538,340	Ports Design Ltd. (Hong Kong)	790,896
19,435	Puma AG Rudolf Dassler Sport (Germany)	7,362,192
311,375	Ted Baker plc (United Kingdom)	2,727,496

		20,993,565

	Total Common Stocks (cost $277,520,110)	$394,600,665

	PREFERRED STOCKS 0.8%
	Road and Rail 0.8%
49,945	All America Latina Logistica** (Brazil)	3,094,142

	Total Preferred Stocks (cost $2,595,393)	3,094,142

Principal Amount
	SHORT-TERM INVESTMENTS 2.3%
	Repurchase Agreement 2.3%
$9,216,000	Repurchase Agreement dated 3/31/06, 3.80% due 4/3/06 with State Street Bank and Trust Co. collateralized by $9,440,000 of United States Treasury Notes 4.625% due 3/31/08; value: $9,404,600; repurchase proceeds: $9,218,918 (cost $9,216,000)	$9,216,000

	Total Short-Term Investments (cost $9,216,000)	9,216,000

	Total Investments (cost $289,331,503) 99.7%	406,910,807
	Other Assets less Liabilities 0.3%	1,419,651

	NET ASSETS 100.0%	$408,330,458

*	Non-income producing.

**	Each unit consists of four shares of preferred stock and one common stock.

***	Security was fair valued under procedures adopted by the Board of Directors (see Note 2).

ADR American Depositary Receipts.

GDR Global Depositary Receipts.

See notes to financial statements.

MARCH 31, 2006 (UNAUDITED)

At March 31, 2006, Wasatch International Growth Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Australia	1.9
Austria	0.9
Belgium	2.5
Bermuda	0.8
Brazil	3.5
Canada	7.7
Cayman Islands	0.4
China	1.4
France	6.4
Germany	8.1
Hong Kong	4.3
India	4.9
Ireland	2.7
Italy	0.5
Japan	18.5
Mexico	1.4
Netherlands	1.2
New Zealand	1.0
Norway	5.1
Singapore	3.3
South Africa	1.4
Spain	1.3
Sweden	5.0
Switzerland	4.6
Taiwan	1.5
United Kingdom	9.7

TOTAL	100.0%

INTERNATIONAL OPPORTUNITIES FUND — Schedule of Investments

Shares		Value
	COMMON STOCKS 96.4%
	Auto Components 2.0%
58,750	ARB Corp. Ltd. (Australia)	$143,382
24,455	Inzi Controls Co. Ltd. (Korea)	214,677
93,050	Super Cheap Auto Group Ltd. (Australia)	157,832
6,000	Yutaka Giken Co. Ltd. (Japan)	220,155

		736,046

	Automobiles 0.8%
38,775	European Motor Holdings plc (United Kingdom)	306,460

	Beverages 0.6%
11,125	Kibun Food Chemifa Co. Ltd. (Japan)	239,537

	Biotechnology Research and Production 0.3%
23,675	Abcam plc (United Kingdom)	101,428

	Building Products 0.7%
26,145	Fleetwood Corp. Ltd. (Australia)	126,680
8,300	Kitagawa Industries Co. Ltd. (Japan)	133,945

		260,625

	Commercial Services and Supplies 6.4%
3,275	Acadomia Group* (France)	101,683
55,175	Allen-Vanguard Corp.* (Canada)	47,265
54,000	Bloomsbury Publishing plc (United Kingdom)	328,482
21,875	Carter & Carter Group plc (United Kingdom)	234,386
171,500	Environmental Management Solutions, Inc.* (Canada)	102,840
7,950	MegaStudy Co. Ltd. (Korea)	586,616
514,470	Raffles Education Corp. Ltd. (Singapore)	732,002
29,525	Semcon AB* (Sweden)	259,068

		2,392,342

	Computers and Peripherals 1.2%
1,743,000	Anwell Technologies Ltd. (Singapore)	102,434
206,255	Torex Retail plc (United Kingdom)	329,794

		432,228

	Construction and Engineering 0.5%
86,050	Lycopodium Ltd. (Australia)	184,758

	Construction Materials 0.8%
650	Getaz Romang Holding S.A. (Switzerland)	299,521

	Distributors 1.0%
76,525	Commercial Solutions, Inc.* (Canada)	383,494

	Diversified Financial Services 11.4%
300,875	Acta Holdings ASA (Norway)	1,198,376
8,675	ADDENDA Capital, Inc. (Canada)	214,395
29,185	Caliber Global Investment Ltd. (United Kingdom)	320,452
46,175	Credit Corp. Group Ltd. (Australia)	216,461
31,540	International Maritime Exchange ASA (Norway)	359,782
53,450	New Zealand Exchange Ltd. (New Zealand)	267,948
100	Osaka Securities Exchange Co. (Japan)	1,240,073
4,150	Oslo Bors Holdings ASA*** (Norway)	284,988
16,695	Treasury Group Ltd. (Australia)	145,773

		4,248,248

	Drugs and Pharmaceuticals 1.3%
33,541	Meda AB, Class A (Sweden)	491,588

	Electrical Equipment 2.5%
218,000	Magnecomp International Ltd. (Singapore)	$195,546
5,400	Optoelectronics Co. Ltd. (Japan)	184,380
321,250	Unisteel Technology Ltd. (Singapore)	411,375
162,000	XAC Automation Corp. (Taiwan)	138,498

		929,799

	Electronic Equipment and Instruments 4.6%
204,021	Chroma ATE, Inc. (Taiwan)	203,022
3,725	Core Logic, Inc. (Korea)	130,338
4,500	Enplas Corp. (Japan)	109,313
11,000	Horiba Ltd. (Japan)	343,823
517,443	Innovalues Precision Ltd. (Singapore)	232,073
18,600	Phoenix PDE Co. Ltd. (Korea)	79,247
107,000	Syntech Information Co. Ltd. (Taiwan)	242,620
60,100	TRL Electronics plc* (United Kingdom)	368,200

		1,708,636

	Energy Equipment and Services 1.7%
154,980	Advanced Holdings Ltd. (Singapore)	141,893
14,050	Bonnett’s Energy Services Trust (Canada)	305,710
65,745	Hyduke Energy Services, Inc.* (Canada)	172,902

		620,505

	Food and Drug Retailing 2.0%
328,000	Convenience Retail Asia Ltd. (Hong Kong)	120,470
6,800	Daikokutenbussan Company Ltd. (Japan)	180,201
4,500	Nihon Chouzai Co. Ltd. (Japan)	157,472
6,490	Welcia Kanto Co. Ltd. (Japan)	275,619

		733,762

	Health Care Equipment and Supplies 6.2%
1,364,725	LMA International N.V.* (Singapore)	776,707
2,900	MANI, Inc. (Japan)	212,078
11,500	Miraca Holdings, Inc. (Japan)	234,913
1,600	Nakanishi, Inc. (Japan)	163,078
42,750	RaySearch Laboratories AB* (Sweden)	917,854

		2,304,630

	Hotels, Restaurants and Leisure 0.7%
3,800	Saint Marc Holdings Co. Ltd. (Japan)	250,138

	Household Durables 4.1%
5,225	Beter Bed Holding N.V. (Netherlands)	294,556
38,435	Celrun Co. Ltd.* (Korea)	263,037
40,800	Homebuy Group plc, Class A* (United Kingdom)	163,094
12,800	Joint Corp. (Japan)	408,782
128,000	Nien Made Enterprise Co. Ltd. (Taiwan)	159,906
7,600	Nihon Eslead Corp. (Japan)	240,778

		1,530,153

	Household Products 0.4%
5,000	Suruga Co. Ltd. (Japan)	158,406

	Insurance 0.4%
310,000	Pacific Century Insurance Holdings Ltd. (Hong Kong)	146,817

	Internet Software and Services 1.1%
83,000	Opera Software ASA* (Norway)	409,116

	Leisure Equipment and Products 1.2%
3,550	CTS Eventim (Germany)	119,647
19,175	KABE Husvagnar AB, Class B (Sweden)	337,735

		457,382

MARCH 31, 2006 (UNAUDITED)

Shares		Value
	Machinery 7.6%
11,350	ADP Engineering Co. Ltd.* (Korea)	$59,688
21,000	Asahi Diamond Industrial Co. (Japan)	200,306
162,200	Awea Mechantronic Co. Ltd. (Taiwan)	304,322
104,940	Basso Industry Corp. (Taiwan)	191,070
225,000	First Engineering Ltd. (Singapore)	158,676
1,239,625	MMI Holdings Ltd. (Singapore)	582,812
17,500	Pason Systems, Inc. (Canada)	468,925
16,200	Takeuchi Manufacturing Co. Ltd. (Japan)	708,625
32,075	Titan Europe plc (United Kingdom)	140,202

		2,814,626

	Marine 1.4%
339,000	Ezra Holdings Ltd. (Singapore)	538,961

	Media 0.7%
51,910	Metal Bulletin plc (United Kingdom)	272,914

	Metals and Mining 5.5%
117,315	Avocet Mining plc* (United Kingdom)	388,417
1,498,950	CBH Resources Ltd. (Australia)	429,119
8,480	Celtic Exploration Ltd.* (Canada)	92,184
107,708	Consolidated Minerals Ltd. (Australia)	202,738
131,245	EuroZinc Mining Corp.* (Canada)	228,233
193,370	Independence Group NL (Australia)	296,165
66,700	Jubilee Mines NL (Australia)	371,873
80,250	Mincor Resources NL (Australia)	42,789

		2,051,518

	Oil and Gas 9.5%
141,325	ARC Energy Ltd.* (Australia)	160,823
15,750	Blackrock Ventures, Inc.* (Canada)	188,215
34,170	Bow Valley Energy Ltd.* (Canada)	172,701
22,395	Breaker Energy Ltd., Class A* (Canada)	92,086
36,630	Clear Energy, Inc.* (Canada)	144,342
9,990	Crew Energy, Inc.* (Canada)	139,065
32,006	Det Norske Oljeselskap ASA (Norway)	235,909
77,450	Dragon Oil plc* (Ireland)	281,331
10,130	Find Energy Ltd.* (Canada)	88,166
7,340	Highpine Oil & Gas Ltd.* (Canada)	146,190
44,125	JKX Oil and Gas plc (United Kingdom)	238,887
17,225	Melrose Resources plc (United Kingdom)	111,665
18,060	ProEx Energy Ltd.* (Canada)	226,804
22,940	Revus Energy ASA* (Norway)	196,041
9,650	Rider Resources Ltd.* (Canada)	121,519
68,750	Saxon Energy Services, Inc.* (Canada)	279,158
12,550	Soco International plc* (United Kingdom)	240,258
40,750	Sondex plc (United Kingdom)	218,668
96,540	TAG Oil Ltd.* (Canada)	59,544
130,975	Tap Oil Ltd.* (Australia)	218,412

		3,559,784

	Real Estate 2.7%
145	ARDEPRO Co. Ltd. (Japan)	272,179
9	Century 21 Real Estate of Japan Ltd. (Japan)	225,506
55	Creed Corp. (Japan)	250,393
16,500	Takara Leben Co. Ltd. (Japan)	250,860

		998,938

	Retail 6.3%
800,035	China Hongxing Sports Ltd.* (China)	663,190
20,470	Hemtex AB* (Sweden)	321,069
22,440	Jeans Mate Corp. (Japan)	289,518
23,900	New Wave Group AB, Class B (Sweden)	267,324
567,000	Pertama Holdings Ltd. (Singapore)	133,288
100,271	Pumpkin Patch Ltd. (New Zealand)	249,791
52,715	Topps Tiles plc (United Kingdom)	203,164
15	Village Vanguard Co. Ltd.* (Japan)	222,958

		2,350,302

	Semiconductor Equipment and Products 1.6%
5,125	austriamicrosystems AG* (Austria)	$302,568
17	Chip One Stop, Inc.* (Japan)	32,344
128,095	Holtek Semiconductor, Inc. (Taiwan)	221,786
1,850	Mtek Vision Co. Ltd. (Korea)	51,785

		608,483

	Software 3.4%
487,000	DMX Technologies* (Singapore)	299,762
18,050	Duzon Digital Ware Co. Ltd. (Korea)	274,920
11,200	Isra Vision Systems AG* (Germany)	358,060
16,000	Lectra (France)	113,670
9,100	Profdoc ASA (Norway)	208,305
1	SpringSoft, Inc. (Taiwan)	2

		1,254,719

	Textiles, Apparel and Luxury Goods 4.4%
103,750	Mulberry Group plc* (United Kingdom)	345,308
561,470	Ports Design Ltd. (Hong Kong)	824,877
17,200	United Arrows Ltd. (Japan)	468,952

		1,639,137

	Transportation Infrastructure 1.4%
238,000	Goodpack Ltd. (Singapore)	275,323
10,000	Trancom Co. Ltd. (Japan)	246,741

		522,064

	Total Common Stocks (cost $25,437,009)	35,937,065

	WARRANTS 0.6%
	Transportation Infrastructure 0.6%
528,875	Goodpack Ltd. expiring 4/13/07* (Singapore)	235,565

	Total Warrants (cost $229,771)	235,565

INTERNATIONAL OPPORTUNITIES FUND — Schedule of Investments (continued)	MARCH 31, 2006 (UNAUDITED)

Principal Amount		Value
	SHORT-TERM INVESTMENTS 0.9%
	Repurchase Agreement 0.9%
$317,000	Repurchase Agreement dated 3/31/06, 3.80% due 4/3/06 with State Street Bank and Trust Co. collateralized by $325,000 of United States Treasury Notes 4.625% due 3/31/08; value: $323,781; repurchase proceeds: $317,100 (cost $317,000)	$317,000

	Total Short-Term Investments (cost $317,000)	317,000

	Total Investments (cost $25,983,780) 97.9%	36,489,630
	Other Assets less Liabilities 2.1%	796,916

	NET ASSETS 100.0%	$37,286,546

*	Non-income producing.

***	Security was fair valued under procedures adopted by the Board of Directors (see Note 2).

See notes to financial statements.

At March 31, 2006, Wasatch International Opportunities Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Australia	7.5
Austria	0.8
Canada	10.2
China	1.8
France	0.6
Germany	1.3
Hong Kong	3.0
Ireland	0.8
Japan	21.9
Korea	4.6
Netherlands	0.8
New Zealand	1.4
Norway	8.0
Singapore	13.3
Sweden	7.2
Switzerland	0.8
Taiwan	4.1
United Kingdom	11.9

TOTAL	100.0%

MICRO CAP FUND — Schedule of Investments	MARCH 31, 2006 (UNAUDITED)

Shares		Value
	COMMON STOCKS 94.9%
	Auto Parts—After Market 2.2%
141,275	Aftermarket Technology Corp.*	$3,194,228
250,710	Keystone Automotive Industries, Inc.*	10,582,469

		13,776,697

	Banks 4.1%
103,755	Bank of the Ozarks, Inc.	3,787,057
48,207	Commonwealth Bankshares, Inc.	1,388,362
192,400	Epic Bancorp††	2,799,420
190,550	Franklin Bank Corp.*	3,664,276
212,800	Matrix Bancorp, Inc.*	4,681,600
207,125	Placer Sierra Bancshares	5,913,419
196,300	Wilshire Bancorp, Inc.	3,649,217

		25,883,351

	Chemicals 0.5%
87,825	Cabot Microelectronics Corp.*	3,258,307

	Commercial Information Services 1.6%
355,222	LECG Corp.*	6,845,128
80,390	Morningstar, Inc.*	3,599,060

		10,444,188

	Commercial Services and Supplies 7.5%
85,035	Acadomia Group* (France)	2,640,192
972,825	Allen-Vanguard Corp.* (Canada)	833,362
561,755	AMN Healthcare Services, Inc.*	10,516,054
58,420	CRA International, Inc.*	2,877,769
137,075	Monro Muffler Brake, Inc.	5,090,965
162,555	Providence Service Corp. (The)*	5,286,289
8,969,180	Raffles Education Corp. Ltd. (Singapore)	12,761,592
126,595	Resources Connection, Inc.*	3,153,481
694,610	SM&A*	4,514,965

		47,674,669

	Communications Technology 0.5%
441,118	Arbinet-thexchange, Inc.*	3,246,628

	Computer Services Software and Systems 4.7%
70,695	DealerTrack Holdings, Inc.*	1,506,511
351,830	Kanbay International, Inc.*	5,368,926
785,200	NetScout Systems, Inc.*	7,145,320
764,020	Opnet Technologies, Inc.*	8,190,294
148,267	Retalix Ltd.* (Israel)	3,665,160
168,200	Rightnow Technologies, Inc.*	2,669,334
125,605	Unica Corp.*	1,455,762

		30,001,307

	Computer Technology 0.2%
294,950	Qualstar Corp.*	1,194,548

	Computers and Peripherals 0.1%
6,850,950	Anwell Technologies Ltd. (Singapore)	402,623

	Consumer Electronics 0.7%
212,930	DTS, Inc.*	4,186,204

	Distributors 0.8%
1,000,000	Commercial Solutions, Inc.* †† (Canada)	5,011,350

	Diversified Financial Services 2.6%
1,597,395	Acta Holdings ASA (Norway)	6,362,375
125,075	ADDENDA Capital, Inc. (Canada)	3,091,116
123,300	Home Capital Group, Inc. (Canada)	3,686,272
215,436	U.S.I. Holdings Corp.*	3,474,983

		16,614,746

	Diversified Telecommunication Services 0.3%
420,010	Astra Microwave Products Ltd. (India)	$1,866,921

	Drugs and Pharmaceuticals 1.1%
453,803	ISTA Pharmaceuticals, Inc.*	2,881,649
227,650	Salix Pharmaceuticals Ltd.*	3,758,502
59,720	Valera Pharmaceuticals, Inc.*	606,158

		7,246,309

	Education Services 0.3%
73,946	Universal Technical Institute, Inc.*	2,225,775

	Electrical and Electronics 1.4%
133,972	Power Integrations, Inc.*	3,319,826
379,265	TTM Technologies, Inc.*	5,495,550

		8,815,376

	Electrical Equipment 1.1%
3,530,500	Unisteel Technology Ltd. (Singapore)	4,520,962
3,166,000	XAC Automation Corp. (Taiwan)	2,706,691

		7,227,653

	Electronics 1.3%
565,200	Nu Horizons Electronics Corp.*	4,809,852
98,790	Supertex, Inc.*	3,716,480

		8,526,332

	Electronics — Medical Systems 1.9%
215,055	Cardica, Inc.*	1,692,483
189,510	EPIX Pharmaceuticals, Inc.*	663,285
449,275	IRIDEX Corp.*††	5,499,126
118,425	NXStage Medical, Inc.*	1,519,393
797,000	Ophthalmic Imaging Systems, Inc.*	1,554,150
62,500	Somanetics Corp.*	1,380,000

		12,308,437

	Electronics — Semiconductors/Components 9.0%
410,225	ASE Test Ltd.* (Taiwan)	3,692,025
137,926	Cascade Microtech, Inc.*	1,794,417
571,540	Leadis Technology, Inc.*	3,246,347
951,495	Micrel, Inc.*	14,101,156
303,175	Nova Measuring Instruments Ltd.* (Israel)	603,318
751,976	Pericom Semiconductor Corp.*	7,414,483
1,156,460	PLX Technology, Inc.*	14,513,573
133,360	SigmaTel, Inc.*	1,165,567
71,815	Silicon Laboratories, Inc.*	3,946,234
216,730	Tessera Technologies, Inc.*	6,952,699

		57,429,819

	Energy Equipment and Services 0.7%
4,551,725	Advanced Holdings Ltd. (Singapore)	4,167,370

	Engineering and Contracting Services 1.1%
181,754	Stantec, Inc.* (Canada)	6,723,080

	Entertainment 0.3%
182,185	Outdoor Channel Holdings, Inc.*	1,856,465

	Finance Companies 1.3%
272,705	United PanAm Financial Corp.*	8,426,584

	Financial — Miscellaneous 0.6%
183,600	First Cash Financial Services, Inc.*	3,670,164

	Food and Drug Retailing 0.3%
4,887,010	Convenience Retail Asia Ltd. (Hong Kong)	1,794,924

	Health Care Equipment and Supplies 2.0%
21,990,630	LMA International N.V.* (Singapore)	12,515,546

MICRO CAP FUND — Schedule of Investments (continued)

Shares		Value
	Health Care Facilities 2.4%
189,440	Allion Healthcare, Inc.*	$2,568,806
122,525	Healthways, Inc.*	6,241,424
388,125	LHC Group, Inc.*	6,210,000

		15,020,230

	Health Care Management Services 2.6%
65,150	AMERIGROUP Corp.*	1,370,756
407,753	AmSurg Corp.*	9,251,916
281,559	CorVel Corp.*	6,199,929

		16,822,601

	Health Care Providers and Services 1.8%
236,101	Icon plc ADR* (Ireland)	11,542,978

	Home Building 0.5%
60,950	Meritage Homes Corp.*	3,349,812

	Household Durables 0.3%
117,188	easyhome Ltd. (Canada)	1,641,338

	Investment Management Companies 0.1%
21,320	Thomas Weisel Partners Group, Inc.*	466,908

	Machinery 2.1%
162,900	Gulf Island Fabrication, Inc.	3,855,843
13,257,725	MMI Holdings Ltd. (Singapore)	6,233,140
126,400	Pason Systems, Inc. (Canada)	3,386,981

		13,475,964

	Medical and Dental Instruments and Supplies 7.0%
386,990	Abaxis, Inc.*	8,776,933
334,520	Cryocor, Inc.*	1,067,119
141,250	Cyberonics, Inc.*	3,640,013
40,265	Dexcom, Inc.*	816,172
235,260	Encision, Inc.*	806,942
306,750	Endologix, Inc.*	1,457,062
436,825	Enpath Medical, Inc.* ††	4,280,885
101,135	FoxHollow Technologies, Inc.*	3,089,674
404,850	IntraLase Corp.*	9,392,520
243,385	NuVasive, Inc.*	4,587,807
73,525	Thoratec Corp.*	1,416,827
676,365	VNUS Medical Technologies, Inc.*	5,133,610

		44,465,564

	Medical Services 2.7%
97,825	PRA International*	2,425,082
363,235	Stratagene Corp.	3,995,585
643,412	U.S. Physical Therapy, Inc.* ††	11,008,779

		17,429,446

	Miscellaneous Materials and Commodities 0.3%
77,600	Symyx Technologies, Inc.*	2,152,624

	Oil and Gas 1.7%
1,454,800	ARC Energy Ltd.* (Australia)	1,655,509
2,063,775	Pearl Energy Ltd.* (Singapore)	2,527,853
776,325	Saxon Energy Services, Inc.* (Canada)	3,152,251
926,800	Tap Oil Ltd.* (Australia)	1,545,515
161,700	Valkyries Petroleum Corp.* (Canada)	2,216,302

		11,097,430

	Production Technology Equipment 3.2%
158,955	Eagle Test Systems, Inc.*	$2,447,907
279,525	Entegris, Inc.*	2,974,146
528,550	inTEST Corp.* ††	1,945,064
212,815	Intevac, Inc.*	6,124,816
633,515	LogicVision, Inc.*	886,921
165,400	Nanometrics, Inc.*	2,290,790
223,700	Rudolph Technologies, Inc.*	3,814,085

		20,483,729

	Real Estate Investment Trusts (REIT) 1.2%
698,400	New York Mortgage Trust, Inc.	3,771,360
367,730	NorthStar Realty Finance Corp.	4,026,644

		7,798,004

	Retail 10.2%
653,190	Big 5 Sporting Goods Corp.	12,789,460
17,210	Bijou Brigitte AG (Germany)	4,931,337
7,064,880	China Hongxing Sports Ltd.* (China)	5,856,442
152,720	Cost Plus, Inc.*	2,611,512
138,150	Global Imaging Systems, Inc.*	5,246,937
194,925	Guitar Center, Inc.*	9,297,922
135,872	Hibbett Sporting Goods, Inc.*	4,482,417
174,485	Lithia Motors, Inc., Class A	6,054,630
406,075	Monsoon plc* (United Kingdom)	2,678,353
1,351,948	Pumpkin Patch Ltd. (New Zealand)	3,367,912
171,600	Rush Enterprises, Inc., Class B*	2,860,572
210,865	Tuesday Morning Corp.	4,868,873

		65,046,367

	Savings and Loans 0.6%
249,282	Commercial Capital Bancorp, Inc.	3,504,905

	Semiconductor Equipment and Products 2.9%
92,815	CSR plc* (United Kingdom)	1,935,749
205,000	Holtek Semiconductor, Inc. (Taiwan)	354,940
1,502,465	O2Micro International Ltd. ADR* (Cayman Islands)	15,971,203
506,725	PSi Technologies Holdings, Inc. ADR* (Philippines)	400,313

		18,662,205

	Services — Commercial 0.5%
396,010	HMS Holdings Corp.*	3,465,087

	Shoes 0.9%
206,275	Kenneth Cole Productions, Inc., Class A	5,713,817

	Textiles, Apparel and Luxury Goods 1.4%
5,959,780	Ports Design Ltd. (Hong Kong)	8,755,742

	Transportation Infrastructure 0.5%
2,697,535	Goodpack Ltd. (Singapore)	3,120,563

	Truckers 2.8%
177,975	PAM Transportation Services*	4,387,084
207,230	Universal Truckload Services, Inc.*	5,191,111
185,245	USA Truck, Inc.*	4,560,732
175,800	Vitran Corp., Inc.* (Canada)	3,528,306

		17,667,233

	Wholesalers 1.0%
156,300	Beacon Roofing Supply, Inc.*	6,352,032

	Total Common Stocks (cost $444,230,949)	604,529,952

MARCH 31, 2006 (UNAUDITED)

Shares		Value
	PREFERRED STOCKS 0.1%
	Drugs and Pharmaceuticals 0.1%
1,886,792	Point Biomedical Corp., Series F Pfd.* *** †	$800,000

	Total Preferred Stocks (cost $1,000,000)	800,000

	WARRANTS 0.0%
	Drugs and Pharmaceuticals 0.0%
566,037	Point Biomedical Corp. expiring 2/16/12* *** †	—
	Health Care Services 0.0%
259,459	DrugMax, Inc. expiring 11/30/09* *** †	—

	Total Warrants (cost $0)	—

Principal Amount

	SHORT-TERM INVESTMENTS 4.7%
	Repurchase Agreement 4.7%
$29,810,000	Repurchase Agreement dated 3/31/06, 3.80% due 4/3/06 with State Street Bank and Trust Co. collateralized by $30,525,000 of United States Treasury Notes 4.625% due 3/31/08; value: $30,410,531; repurchase proceeds: $29,819,440 (cost $29,810,000)	$29,810,000

	Total Short-Term Investments (cost $29,810,000)	29,810,000

	Total Investments (cost $475,040,949) 99.7%	635,139,952
	Other Assets less Liabilities 0.3%	1,803,616

	Net Assets 100.0%	$636,943,568

*	Non-income producing.

***	Security was fair valued under procedures adopted by the Board of Directors (see Note 2).

†	Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

††	Affiliated company (see Note 8).

ADR American Depositary Receipt.

See notes to financial statements.

At March 31, 2006, Wasatch Micro Cap Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Australia	0.5
Canada	5.5
Cayman Islands	2.6
China	1.0
France	0.4
Germany	0.8
Hong Kong	1.7
India	0.3
Ireland	1.9
Israel	0.7
New Zealand	0.6
Norway	1.1
Philippines	0.1
Singapore	7.6
Taiwan	1.1
United Kingdom	0.8
United States	73.3

TOTAL	100.0%

MICRO CAP VALUE FUND — Schedule of Investments

Shares		Value
	COMMON STOCKS 93.6%
	Agriculture, Fishing and Ranching 0.8%
40,000	Terra Nitrogen Co., L.P.	$804,400

	Air Transport 1.5%
49,900	Air Methods Corp.*	1,474,046

	Auto Parts — After Market 0.9%
20,000	Aftermarket Technology Corp.*	452,200
70,000	IMPCO Technologies, Inc.*	456,400

		908,600

	Banks 5.8%
31,940	Commonwealth Bankshares, Inc.	919,872
30,000	First State Financial Corp.	476,700
30,000	Intervest Bancshares Corp.*	1,084,200
40,000	Matrix Bancorp, Inc.*	880,000
25,000	Placer Sierra Bancshares	713,750
40,000	Security Business Bank of San Diego* ***	802,000
50,000	Wilshire Bancorp, Inc.	929,500

		5,806,022

	Biotechnology Research and Production 0.6%
48,035	Abcam plc (United Kingdom)	205,790
132,100	Discovery Partners International, Inc.*	321,003
31,300	Immunicon Corp.*	126,139

		652,932

	Building Materials 0.8%
25,000	Trex Company, Inc.*	792,500

	Building Products 1.9%
110,000	Fleetwood Corp. Ltd. (Australia)	532,982
215,000	IVRCL Infrastructure and Projects Ltd.*
	(India)	1,343,146

		1,876,128

	Commercial Information Services 0.7%
25,430	LECG Corp.*	490,036
5,175	Morningstar, Inc.*	231,685

		721,721

	Commercial Services and Supplies 2.6%
400,000	Allen-Vanguard Corp.* (Canada)	342,656
50,000	AMN Healthcare Services, Inc.*	936,000
12,000	MegaStudy Co. Ltd. (Korea)	885,459
11,000	Monro Muffler Brake, Inc.	408,540

		2,572,655

	Communications and Media 0.2%
30,000	Triple Crown Media, Inc.*	177,000

	Computer Services Software and Systems 5.0%
100,000	Actuate Corp.*	425,000
18,350	DealerTrack Holdings, Inc.*	391,039
40,000	Interactive Intelligence, Inc.*	396,000
10,000	Kenexa Corp.*	307,500
29,500	Merge Technologies, Inc.*	471,115
167,750	NetScout Systems, Inc.*	1,526,525
136,045	Opnet Technologies, Inc.*	1,458,402

		4,975,581

	Computer Technology 0.1%
17,400	Qualstar Corp.*	70,470
	Computers and Peripherals 0.6%
5,000,000	Anwell Technologies Ltd. (Singapore)	$293,845
200,000	Torex Retail plc (United Kingdom)	319,792

		613,637

	Construction 1.2%
40,000	Perini Corp.*	1,214,800

	Distributors 2.0%
400,000	Commercial Solutions, Inc.* (Canada)	2,004,540

	Diversified Financial Services 3.4%
200,000	Acta Holdings ASA (Norway)	796,594
20,000	ADDENDA Capital, Inc. (Canada)	494,282
20,000	Home Capital Group, Inc. (Canada)	597,935
80	Osaka Securities Exchange Co. (Japan)	992,058
60,000	Treasury Group Ltd. (Australia)	523,893

		3,404,762

	Diversified Telecommunication Services 0.5%
101,746	Astra Microwave Products Ltd. (India)	452,255

	Drugs and Pharmaceuticals 2.1%
40,000	Acusphere, Inc.*	267,600
109,318	ISTA Pharmaceuticals, Inc.*	694,170
22,500	NeoPharm, Inc.*	188,100
25,000	Salix Pharmaceuticals Ltd.*	412,750
20,000	Taro Pharmaceuticals Industries Ltd.* (Israel)	278,800
24,375	Valera Pharmaceuticals, Inc.*	247,406

		2,088,826

	Electrical Equipment 1.0%
500,000	Unisteel Technology Ltd. (Singapore)	640,272
487,000	XAC Automation Corp. (Taiwan)	416,349

		1,056,621

	Electronic Equipment and Instruments 1.4%
1,299,764	Innovalues Precision Ltd. (Singapore)	582,944
400,000	Jurong Technologies Industrial Corp. Ltd. (Singapore)	395,917
204,000	Syntech Information Co. Ltd. (Taiwan)	462,565

		1,441,426

	Electronics 0.3%
30,000	Nu Horizons Electronics Corp.*	255,300

	Electronics—Medical Systems 2.2%
34,050	Cardica, Inc.*	267,974
140,000	IRIDEX Corp.*	1,713,600
127,500	Ophthalmic Imaging Systems, Inc.*	248,625

		2,230,199

	Electronics—Semiconductors/ Components 6.8%
54,650	Cascade Microtech, Inc.*	710,997
170,000	Leadis Technology, Inc.*	965,600
160,550	Nova Measuring Instruments Ltd.* (Israel)	319,494
100,000	Pericom Semiconductor Corp.*	986,000
198,800	PLX Technology, Inc.*	2,494,940
78,100	SigmaTel, Inc.*	682,594
20,000	Tessera Technologies, Inc.*	641,600

		6,801,225

	Energy Equipment and Services 3.4%
1,000,000	Advanced Holdings Ltd. (Singapore)	915,558
51,200	Bonnett’s Energy Services Trust (Canada)	1,114,045
170,000	Hyduke Energy Services, Inc.* (Canada)	447,081
15,000	TGS-NOPEC Geophysical Co. ASA* (Norway)	919,059

		3,395,743

MARCH 31, 2006 (UNAUDITED)

Shares		Value
	Finance Companies 2.6%
40,000	Dollar Financial Corp.*	$711,200
85,000	Nicholas Financial, Inc.*	1,012,350
30,000	United PanAm Financial Corp.*	927,000

		2,650,550

	Financial — Miscellaneous 1.1%
55,000	First Cash Financial Services, Inc.*	1,099,450

	Financial Data Processing Services and Systems 0.7%
67,000	CyberSource Corp.*	747,720

	Financial Information Services 0.3%
12,905	Clayton Holdings, Inc.*	272,037

	Health Care Equipment and Supplies 1.0%
1,795,000	LMA International N.V.* (Singapore)	1,021,590

	Health Care Facilities 1.4%
38,380	Allion Healthcare, Inc.*	520,433
53,114	LHC Group, Inc.*	849,824

		1,370,257

	Health Care Management Services 0.6%
35,000	Birner Dental Management Services, Inc.	616,000

	Health Care Services 0.4%
20,000	Healthcare Services Group	427,200

	Household Durables 0.8%
55,000	easyhome Ltd. (Canada)	770,335

	Household Products 0.5%
200,000	Fantastic Holdings Ltd. (Australia)	479,519

	Insurance 0.7%
40,000	Seabright Insurance Holdings, Inc.*	696,800

	Investment Management Companies 0.2%
10,280	Thomas Weisel Partners Group, Inc.*	225,132

	Machinery 3.9%
400,000	Awea Mechantronic Co. Ltd. (Taiwan)	750,485
54,000	CE Franklin Ltd.* (Canada)	810,000
21,935	Kadant, Inc.*	497,924
1,900,000	MMI Holdings Ltd. (Singapore)	893,288
35,000	Pason Systems, Inc. (Canada)	937,851

		3,889,548

	Manufacturing 0.8%
34,100	AZZ, Inc.*	838,860

	Marine 0.8%
500,000	Ezra Holdings Ltd. (Singapore)	794,927

	Medical and Dental Instruments and Supplies 7.8%
300,000	Bioject Medical Technologies, Inc.*	525,000
165,905	Cryocor, Inc.*	529,237
20,808	Cyberonics, Inc.*	536,222
58,000	Cytori Therapeutics, Inc.*	508,080
147,364	Encision, Inc.*	505,458
45,250	Endologix, Inc.*	214,937
164,875	Enpath Medical, Inc.*	1,615,775
26,725	IntraLase Corp.*	620,020
125,570	MTS Medication Technologies, Inc.*	753,420
42,475	NuVasive, Inc.*	800,654
161,140	VNUS Medical Technologies, Inc.*	1,223,053

		7,831,856

	Medical Services 0.6%
55,325	Stratagene Corp.	$608,575
	Metals and Mining 1.1%
350,000	EuroZinc Mining Corp.* (Canada)	608,643
300,000	Independence Group NL (Australia)	459,480

		1,068,123

	Miscellaneous Materials and Commodities 0.3%
14,046	Sterling Construction Co., Inc.*	304,658

	Oil and Gas 2.3%
40,000	Energy Partners Ltd.*	943,200
100,000	Saxon Energy Services, Inc.* (Canada)	406,048
266,670	TAG Oil Ltd.* (Canada)	164,477
25,000	Toreador Resources Corp.*	777,750

		2,291,475

	Pollution Control and Environmental Service 0.4%
80,000	Synagro Technologies, Inc.	400,000

	Production Technology Equipment 5.3%
24,700	Eagle Test Systems, Inc.*	380,380
252,335	inTEST Corp.*	928,593
36,325	Intevac, Inc.*	1,045,433
629,000	LogicVision, Inc.*	880,600
48,508	Mattson Technology, Inc.*	582,096
77,000	Nanometrics, Inc.*	1,066,450
23,775	Rudolph Technologies, Inc.*	405,364

		5,288,916

	Real Estate Investment Trusts (REIT) 1.5%
50,000	Medical Properties Trust, Inc.	540,000
74,100	New York Mortgage Trust, Inc.	400,140
54,435	NorthStar Realty Finance Corp.	596,063

		1,536,203

	Rental and Leasing Services — Commercial 0.4%
113,000	MicroFinancial, Inc.	429,400

	Retail 3.7%
28,000	Big 5 Sporting Goods Corp.	548,240
2,500	Bijou Brigitte AG (Germany)	716,348
1,600,000	China Hongxing Sports Ltd.* (China)	1,326,322
25,400	Cost Plus, Inc.*	434,340
40,000	Rush Enterprises, Inc., Class A*	703,200

		3,728,450

	Semiconductor Equipment and Products 0.7%
60,465	O2Micro International Ltd. ADR* (Cayman Islands)	642,743
30,380	PSi Technologies Holdings, Inc. ADR* (Philippines)	24,000

		666,743

	Shoes 1.0%
45,000	Bakers Footwear Group, Inc.*	972,000

	Software 1.2%
30,000	Duzon Digital Ware Co. Ltd. (Korea)	456,931
25,000	Isra Vision Systems AG* (Germany)	799,242

		1,256,173

	Telecommunications Equipment 1.0%
205,230	Peco II, Inc.*	439,192
79,999	WPCS International, Inc.*	619,992

		1,059,184

MICRO CAP VALUE FUND — Schedule of Investments (continued)

Shares		Value
	Textiles, Apparel and Luxury Goods 1.0%
700,000	Ports Design Ltd. (Hong Kong)	$1,028,397

	Transportation — Miscellaneous 0.6%
800,000	AutoInfo, Inc.*	600,000

	Truckers 2.1%
20,000	PAM Transportation Services*	493,000
49,612	Smithway Motor Xpress Corp.*	472,306
25,000	Universal Truckload Services, Inc.*	626,250
20,000	USA Truck, Inc.*	492,400

		2,083,956

	Wholesalers 1.0%
25,000	Beacon Roofing Supply, Inc.*	1,016,000

	Total Common Stocks (cost $72,655,384)	93,861,423

	PREFERRED STOCKS 0.2%
	Drugs and Pharmaceuticals 0.2%
377,358	Point Biomedical Corp., Series F Pfd.* *** †	160,000

	Total Preferred Stocks (cost $200,000)	160,000

	WARRANTS 0.1%
	Commercial Services and Supplies 0.0%
384,625	ACE Security Laminates Corp. expiring 5/23/06* *** † (Canada)	—

	Computer Services Software and Systems 0.0%
200,000	CorVu Corp. expiring 11/19/06* *** †	—

	Drugs and Pharmaceuticals 0.0%
7,164	Acusphere, Inc. expiring 8/2/08* *** †	—
1,436	Acusphere, Inc. expiring 10/20/08* *** †	—
113,207	Point Biomedical Corp. expiring 2/16/12* ***†	—

		—

	Health Care Services 0.0%
64,864	DrugMax, Inc. expiring 11/30/09* *** †	—

	Metals and Mining 0.0%
125,000	Equigold NL expiring 5/31/07* (Australia)	21,024

	Oil and Gas 0.1%
83,335	Saxon Energy Services, Inc. expiring 6/22/06* *** † (Canada)	70,674

	Total Warrants (cost $0)	91,698

Number of Contracts
	PUT OPTIONS PURCHASED 0.1%
23	iShares Russell 2000 Index Fund expiring 4/22/06 exercise price $73	$80,500
	Total Put Options Purchased (premium $262,430)	80,500

Principal Amount
	SHORT-TERM INVESTMENTS 6.1%
	Repurchase Agreement 6.1%
$6,134,000	Repurchase Agreement dated 3/31/06, 3.80% due 4/3/06 with State Street Bank and Trust Co. collateralized by $6,285,000 of United States Treasury Notes 4.625% due 3/31/08; value: $6,261,431; repurchase proceeds: $6,135,942††† (cost $6,134,000)	$6,134,000

	Total Short-Term Investments (cost $6,134,000)	6,134,000

	Total Investments (cost $79,251,814) 100.1%	100,327,621
	Liabilities less Other Assets (0.1)%	(97,949)

	NET ASSETS 100.0%	$100,229,672

Number of Contracts
	CALL OPTIONS WRITTEN
499	Air Methods Corp. expiring 4/22/06 exercise price $25	$254,490

20	Beacon Roofing Supply, Inc. expiring 4/22/06 exercise price $40	3,000

	Total Call Options Written (premium $77,077)	$257,490

*	Non-income producing.

***	Security was fair valued under procedures adopted by the Board of Directors (see Note 2).

†	Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

†††	All or a portion of this security has been designated as collateral for open written options.

ADR American Depositary Receipt.

See notes to financial statements.

MARCH 31, 2006 (UNAUDITED)

At March 31, 2006, Wasatch Micro Cap Value Fund’s investments, excluding short-term investments and written options, were in the following countries:

Country	%
Australia	2.2
Canada	9.3
Cayman Islands	0.7
China	1.4
Germany	1.6
Hong Kong	1.1
India	1.9
Israel	0.6
Japan	1.1
Korea	1.4
Norway	1.8
Philippines	<0.1
Singapore	5.9
Taiwan	1.7
United Kingdom	0.6
United States	68.7

TOTAL	100.0%

SMALL CAP GROWTH FUND — Schedule of Investments

Shares		Value
	COMMON STOCKS 97.7%
	Aerospace 0.7%
291,185	Argon ST, Inc.*	$9,763,433

	Airlines 0.5%
709,650	WestJet Airlines Ltd.* ***	6,589,803

	Banks 5.6%
571,615	Bank of the Ozarks, Inc.	20,863,947
197,560	First Community Bancorp	11,391,310
381,780	HDFC Bank Ltd. ADR	20,807,010
316,225	Prosperity Bancshares, Inc.	9,553,157
143,677	The Bank of N.T. Butterfield & Son Ltd.***	7,994,059
529,575	UCBH Holding, Inc.	10,019,559

		80,629,042

	Beverage — Soft Drinks 0.2%
119,020	Peet’s Coffee & Tea, Inc.*	3,570,600

	Biotechnology Research and Production 2.7%
199,055	ArthroCare Corp.*	9,518,810
467,420	Encysive Pharmaceuticals, Inc.*	2,285,684
189,190	Myriad Genetics, Inc.*	4,935,967
469,975	Neurochem, Inc.*	6,589,049
1,070,525	QIAGEN N.V.*	15,961,528

		39,291,038

	Building Materials 0.6%
265,042	Trex Company, Inc.*	8,401,831

	Casinos and Gambling 0.7%
298,410	Shuffle Master, Inc.*	10,665,173

	Chemicals 0.6%
245,440	Cabot Microelectronics Corp.*	9,105,824

	Commercial Information Services 0.6%
461,970	LECG Corp.*	8,902,162

	Commercial Services and Supplies 7.2%
42,989	Advisory Board Co.*	2,397,497
1,351,530	Copart, Inc.*	37,099,498
43,570	Corporate Executive Board Co.	4,396,213
72,285	CoStar Group, Inc.*	3,750,869
111,309	CRA International, Inc.*	5,483,081
191,505	Jackson Hewitt Tax Service, Inc.	6,047,728
365,080	Regis Corp.	12,587,958
808,290	Resources Connection, Inc.*	20,134,504
35,315	Tele Atlas N.V.*	805,334
251,830	West Corp.*	11,246,728

		103,949,410

	Communications Technology 0.8%
244,975	j2 Global Communications, Inc.*	11,513,825

	Computer Services Software and Systems 8.4%
132,332	Akamai Technologies, Inc.*	$4,352,399
421,216	Cognizant Technology Solutions Corp.,
	Class A*	25,058,140
413,455	DealerTrack Holdings, Inc.*	8,810,726
527,575	Kanbay International, Inc.*	8,050,794
471,610	Macrovision Corp.*	10,446,162
144,380	NAVTEQ Corp.*	7,312,847
367,605	NeuStar, Inc., Class A*	11,395,755
466,531	Retalix Ltd.*	11,532,646
552,655	SRA International, Inc., Class A*	20,851,673
478,720	Websense, Inc.*	13,203,098

		121,014,240

	Computers and Peripherals 0.1%
150,000	Catcher Technology Co. Ltd.	1,349,395

	Consumer Electronics 0.8%
582,900	DTS, Inc.*	11,459,814

	Consumer Products 0.8%
414,515	Yankee Candle Co., Inc.	11,345,276

	Diversified Financial Services 0.6%
253,820	AWD Holding AG	8,677,670

	Drugs and Pharmaceuticals 2.3%
444,260	Alexza Pharmaceuticals, Inc.*	4,331,535
295,215	Ligand Pharmaceuticals, Inc., Class B*	3,793,513
317,365	Medicis Pharmaceutical Corp., Class A	10,346,099
338,555	NeoPharm, Inc.*	2,830,320
483,000	Salix Pharmaceuticals Ltd.*	7,974,330
359,360	Valera Pharmaceuticals, Inc.*	3,647,504

		32,923,301

	Education Services 2.4%
231,940	Strayer Education, Inc.	23,718,184
345,855	Universal Technical Institute, Inc.*	10,410,236

		34,128,420

	Electrical and Electronics 1.2%
706,230	Power Integrations, Inc.*	17,500,379

	Electronics 0.6%
461,320	Semtech Corp.*	8,253,015

	Electronics — Medical Systems 0.3%
199,065	NXStage Medical, Inc.*	2,554,004
136,806	NXStage Medical, Inc.* *** †	1,591,032

		4,145,036

	Electronics — Semiconductors/Components 7.9%
832,835	AMIS Holdings, Inc.*	7,545,485
30,900	Hittite Microwave Corp.*	1,041,639
793,062	Integrated Device Technology, Inc.*	11,784,901
1,826,915	Micrel, Inc.*	27,074,880
1,070,480	PLX Technology, Inc.*	13,434,524
348,355	SigmaTel, Inc.*	3,044,623
437,430	Silicon Laboratories, Inc.*	24,036,779
163,437	SiRF Technology Holdings, Inc.*	5,787,304
617,495	Tessera Technologies, Inc.*	19,809,240

		113,559,375

	Engineering and Contracting Services 1.6%
410,855	Stantec, Inc.*	15,197,526
191,620	URS Corp.*	7,712,705

		22,910,231

MARCH 31, 2006 (UNAUDITED)

Shares		Value
	Entertainment 0.8%
287,740	Marvel Entertainment, Inc.*	$5,789,329
522,140	Outdoor Channel Holdings, Inc.*	5,320,606

		11,109,935

	Financial Data Processing Services and Systems 0.7%
886,889	CyberSource Corp.*	9,897,681

	Financial Information Services 3.0%
987,070	FactSet Research Systems, Inc.	43,776,554

	Financial — Miscellaneous 0.9%
402,240	Brown & Brown, Inc.	13,354,368

	Health Care Facilities 3.5%
455,275	Healthways, Inc.*	23,191,708
314,730	Pharmaceutical Product Development, Inc.	10,892,805
459,172	United Surgical Partners International, Inc.*	16,259,281

		50,343,794

	Health Care Management Services 3.8%
329,020	AMERIGROUP Corp.*	6,922,581
950,078	AmSurg Corp.*	21,557,270
533,740	HealthSpring, Inc.*	9,932,901
155,795	Pediatrix Medical Group, Inc.*	15,990,799

		54,403,551

	Health Care Providers and Services 1.4%
398,674	Icon plc ADR*	19,491,172

	Home Building 2.0%
360,475	Meritage Homes Corp.*	19,811,706
11,329	NVR, Inc.*	8,371,565

		28,183,271

	Household Durables 0.5%
194,130	Desarrolladora Homex S.A. de C.V. ADR*	6,858,613

	Investment Management Companies 0.5%
194,422	Calamos Asset Management, Inc., Class A	7,271,383

	Leisure Time 0.9%
273,380	Life Time Fitness, Inc.*	12,807,853

	Machinery 0.8%
403,115	Pason Systems, Inc.	10,801,762

	Medical and Dental Instruments and Supplies 5.3%
699,947	Abaxis, Inc.*	15,874,798
279,017	Dexcom, Inc.*	5,655,674
373,300	NuVasive, Inc.*	7,036,705
242,710	ResMed, Inc.*	10,674,386
603,183	Techne Corp.*	36,275,426

		75,516,989

	Medical Services 0.6%
368,880	PRA International*	9,144,535

	Miscellaneous Materials and Commodities 0.3%
165,974	Symyx Technologies, Inc.*	4,604,119

	Oil and Gas 1.7%
1,969,532	Excel Coal Ltd.	10,571,959
432,591	Toreador Resources Corp.*	13,457,906

		24,029,865

	Real Estate Investment Trusts (REIT) 0.8%
263,878	Redwood Trust, Inc.	$11,431,195

	Recreational Vehicles and Boats 0.6%
265,885	Winnebago Industries, Inc.	8,066,951

	Restaurants 0.8%
227,445	PF Chang’s China Bistro, Inc.*	11,210,764
59,620	Texas Roadhouse, Inc., Class A*	1,018,906

		12,229,670

	Retail 14.7%
575,125	Big 5 Sporting Goods Corp.	11,260,948
47,110	Bijou Brigitte AG	13,498,854
207,150	Blue Nile, Inc.*	7,289,608
220,187	Central Garden & Pet Co.*	11,700,737
72,900	Golf Galaxy, Inc.*	1,592,865
908,100	Guitar Center, Inc.*	43,316,370
717,711	Hibbett Sporting Goods, Inc.*	23,677,286
1,161,795	Monsoon plc*	7,662,863
1,717,449	O’Reilly Automotive, Inc.*	62,789,935
295,315	Pacific Sunwear of California, Inc.*	6,544,180
346,430	PETCO Animal Supplies, Inc.*	8,165,355
605,985	Tuesday Morning Corp.	13,992,194

		211,491,195

	Savings and Loans 0.5%
182,638	Harbor Florida Bancshares, Inc.	6,916,501

	Securities Brokerage and Services 0.6%
310,654	optionsXpress Holdings, Inc.	9,033,818

	Semiconductor Equipment and Products 1.5%
360,990	CSR plc*	7,528,808
1,316,075	O2Micro International Ltd. ADR*	13,989,877

		21,518,685

	Truckers 3.2%
2,306,329	Knight Transportation, Inc.	45,549,998

	Wholesalers 1.1%
407,110	Beacon Roofing Supply, Inc.*	16,544,950

	Total Common Stocks (cost $1,005,052,942)	1,404,026,701

SMALL CAP GROWTH FUND — Schedule of Investments (continued)	MARCH 31, 2006 (UNAUDITED)

Shares		Value
	PREFERRED STOCKS 0.6%
	Biotechnology Research and Production 0.1%
677,966	Nanosys, Inc., Series D Pfd.* *** †	$2,000,000

	Communications Technology 0.1%
404,517	Incipient, Inc., Series D Pfd.* *** †	1,860,778

	Drugs and Pharmaceuticals 0.1%
3,773,584	Point Biomedical Corp., Series F Pfd.* *** †	1,600,000

	Electronics — Medical Systems 0.1%
1,620,220	Zonare Medical Systems, Inc., Series E Pfd.* *** †	1,343,162

	Health Care Management Services 0.1%
516,161	Elder Health, Inc., Series G Pfd.* *** †	571,428
362,782	TargetRX, Inc., Series D Pfd.* *** †	769,098

		1,340,526

	Utilities — Telecommunications 0.1%
236,372	Neutral Tandem, Inc., Series C Pfd.* *** †	1,485,102

	Total Preferred Stocks (cost $10,186,406)	9,629,568

	LIMITED PARTNERSHIP INTEREST 0.1%
	Other 0.1%
	Montagu Newhall Global Partners II-B, L.P.* *** †	1,100,077
	Montagu Newhall Global Partners III-B, L.P. * *** †	37,500

		1,137,577

	Total Limited Partnership Interest (cost $1,259,435)	1,137,577

	WARRANTS 0.0%
	Drugs and Pharmaceuticals 0.0%
1,132,075	Point Biomedical Corp. expiring 2/16/12* *** †	—

	Electronics — Medical Systems 0.0%
243,033	Zonare Medical Systems, Inc. expiring 6/30/11* *** †	—

	Total Warrants (cost $0)	—

Principal Amount
	SHORT-TERM INVESTMENTS 3.7%
	Repurchase Agreement 3.7%
$52,699,000	Repurchase Agreement dated 3/31/06, 3.80% due 4/3/06 with State Street Bank and Trust Co. collateralized by $53,960,000 of United States Treasury Notes 4.625% due 3/31/08; value: $53,757,650; repurchase proceeds: $52,715,688††† (cost $52,699,000)	$52,699,000

	Total Short-Term Investments (cost $52,699,000)	52,699,000

	Total Investments (cost $1,069,197,783) 102.1%	1,467,492,846
	Liabilities less Other Assets (2.1)%	(30,706,779)

	NET ASSETS 100.0%	$1,436,786,067

*	Non-income producing.

***	Security was fair valued under procedures adopted by the Board of Directors (see Note 2).

†	Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

†††	All or a portion of this security has been designated as collateral for purchase commitments (see Note 10).

ADR American Depositary Receipt.

See notes to financial statements.

SMALL CAP VALUE FUND — Schedule of Investments	MARCH 31, 2006 (UNAUDITED)

Shares		Value
	COMMON STOCKS 97.3%
	Aerospace 0.4%
118,223	HEICO Corp., Class A†††	$3,219,212

	Auto Parts — After Market 4.7%
748,864	Aftermarket Technology Corp.*	16,931,815
447,834	Keystone Automotive Industries, Inc.*	18,903,073

		35,834,888

	Banks 4.1%
425,170	Franklin Bank Corp.*	8,176,019
192,750	Matrix Bancorp, Inc.*	4,240,500
308,295	Placer Sierra Bancshares	8,801,822
1,238,722	UTI Bank Ltd.	9,831,834

		31,050,175

	Building Materials 1.0%
33,525	NCI Building Systems, Inc.*	2,003,789
171,854	Trex Company, Inc.*	5,447,772

		7,451,561

	Building — Miscellaneous 1.3%
269,693	Drew Industries, Inc.*	9,587,586

	Commercial Services and Supplies 3.4%
579,587	AMN Healthcare Services, Inc.*	10,849,869
269,799	Monro Muffler Brake, Inc.	10,020,335
382,805	SM&A*	2,488,232
51,300	World Fuel Services Corp.	2,074,572

		25,433,008

	Computer Services Software and Systems 1.0%
76,420	DealerTrack Holdings, Inc.*	1,628,510
690,460	NetScout Systems, Inc.*	6,283,186

		7,911,696

	Consumer Electronics 0.5%
355,171	PLATO Learning, Inc.*	3,370,573

	Consumer Products 0.8%
280,683	Helen of Troy Ltd.*	5,950,480

	Containers and Packaging — Metal and Glass 1.0%
256,629	Mobile Mini, Inc.*	7,934,969

	Diversified Financial Services 3.0%
92,175	Eurocastle Investment Ltd.	3,704,460
349,350	Housing Development Finance Corp. Ltd.	10,520,930
521,290	U.S.I. Holdings Corp.*	8,408,408

		22,633,798

	Electrical and Electronics 1.1%
577,000	TTM Technologies, Inc.*	8,360,730

	Electronics 2.5%
701,999	Nu Horizons Electronics Corp.*	5,974,012
344,505	Supertex, Inc.*	12,960,278

		18,934,290

	Electronics — Medical Systems 0.3%
244,520	HealthTronics, Inc.*	2,022,180

	Electronics — Semiconductors/Components 4.9%
656,025	ASE Test Ltd.*	$5,904,225
241,873	Excel Technology, Inc.*	7,127,997
108,805	International Rectifier Corp.*	4,507,791
472,325	Micrel, Inc.*	6,999,857
1,100,430	Pericom Semiconductor Corp.*	10,850,240
166,885	SigmaTel, Inc.*	1,458,575

		36,848,685

	Finance Companies 4.7%
127,730	Accredited Home Lenders Holding Co.*	6,537,221
607,215	Dollar Financial Corp.*	10,796,283
594,610	United PanAm Financial Corp.*	18,373,449

		35,706,953

	Finance — Small Loan 2.4%
591,395	AmeriCredit Corp.* †††	18,173,568

	Financial Data Processing Services and Systems 0.9%
739,882	Hypercom Corp.*	6,880,903

	Financial — Miscellaneous 1.4%
295,004	Fidelity National Financial, Inc.	10,481,492

	Foods 1.0%
351,821	NBTY, Inc.*	7,923,009

	Health Care Facilities 1.8%
523,950	Capital Senior Living Corp.*	5,868,240
477,634	LHC Group, Inc.*	7,642,144

		13,510,384

	Health Care Management Services 0.3%
106,848	CorVel Corp.*	2,352,793

	Health Care Services 0.5%
60,150	Amedisys, Inc.*	2,090,212
130,755	Five Star Quality Care, Inc.*	1,423,922

		3,514,134

	Home Building 3.2%
136,075	Hovnanian Enterprises, Inc., Class A*	5,977,775
160,897	M.D.C. Holdings, Inc.	10,347,286
217,320	Toll Brothers, Inc.*	7,525,791

		23,850,852

	Hotels, Restaurants and Leisure 0.7%
141,445	Orient-Express Hotels Ltd., Class A	5,548,887

	Household Durables 0.5%
2,936,000	Nien Made Enterprise Co. Ltd.	3,667,852

	Household Furnishings 0.7%
156,815	American Woodmark Corp.	5,566,933

	Insurance 2.6%
629,237	Hub International Ltd.	17,631,221
257,365	KMG America Corp.*	2,203,044

		19,834,265

	Investment Management Companies 3.3%
413,575	Apollo Investment Corp.	7,365,771
420,000	Ares Capital Corp.	7,215,600
400	Brantley Mezzanine Finance, LLC* ** ***†	—
685,908	MCG Capital Corp.	9,678,162
32,770	Thomas Weisel Partners Group, Inc.*	717,663

		24,977,196

SMALL CAP VALUE FUND — Schedule of Investments (continued)

Shares		Value
	Jewelry, Watches and Gemstones 0.3%
142,380	Fossil, Inc.*	$2,645,420

	Machinery 0.3%
35,420	OYO Geospace Corp.*	2,089,426

	Medical Services 2.3%
163,340	Magellan Health Services, Inc.*	6,610,370
621,530	U.S. Physical Therapy, Inc.* ††	10,634,378

		17,244,748

	Metals Fabricating 0.1%
25,885	Encore Wire Corp.*	876,984

	Metals and Mining 0.5%
2,074,275	Consolidated Minerals Ltd.	3,904,391

	Oil and Gas 8.0%
329,265	CNX Gas Corp.*	8,560,890
729,070	Excel Coal Ltd.	3,913,467
363,600	Petrohawk Energy Corp.*	4,981,320
253,100	Plains Exploration & Production Co.*	9,779,784
2,833,875	Saxon Energy Services, Inc.*	11,506,889
537,585	Toreador Resources Corp.*	16,724,269
88,235	Ultra Petroleum Corp.*	5,497,923

		60,964,542

	Production Technology Equipment 0.4%
225,010	Nanometrics, Inc.*	3,116,388

	Real Estate Investment Trusts (REIT) 14.1%
760,350	Anworth Mortgage Asset Corp.	5,976,351
283,525	Arbor Realty Trust, Inc.	7,652,340
475,000	CBRE Realty Financial, Inc.*** †	7,125,000
300,000	Crystal River Capital, Inc.*** †	7,500,000
1,483,470	HomeBanc Corp.	13,039,701
146,950	JER Investors Trust, Inc.	2,442,309
402,025	JER Investors Trust, Inc.*** †	6,548,022
321,880	KKR Financial Corp.	7,219,768
838,535	Medical Properties Trust, Inc.	9,056,178
620,775	MortgageIT Holdings, Inc.	6,722,993
1,245,640	NorthStar Realty Finance Corp.	13,639,758
359,555	Redwood Trust, Inc.	15,575,923
418,945	Saxon Capital, Inc.	4,373,786

		106,872,129

	Recreational Vehicles and Boats 0.3%
43,210	Thor Industries, Inc.	2,305,686

	Rental and Leasing Services — Commercial 1.8%
381,410	McGrath RentCorp	11,465,185
670,108	MicroFinancial, Inc.	2,546,410

		14,011,595

	Retail 7.5%
355,057	America’s Car-Mart, Inc.*	7,633,726
460,466	Big 5 Sporting Goods Corp.	9,015,924
440,325	Global Imaging Systems, Inc.*	16,723,544
384,495	Lithia Motors, Inc., Class A	13,341,976
202,895	PETCO Animal Supplies, Inc.*	4,782,235
250,023	Rush Enterprises, Inc., Class A*	4,395,404
58,450	Rush Enterprises, Inc., Class B*	974,362

		56,867,171

	Savings and Loans 1.4%
761,234	Commercial Capital Bancorp, Inc.	10,702,950

	Shoes 0.6%
159,555	Kenneth Cole Productions, Inc., Class A	4,419,674

	Truckers 4.4%
208,035	J.B. Hunt Transport Services, Inc.	$4,481,074
108,285	PAM Transportation Services*	2,669,225
643,940	Quality Distribution, Inc.*	8,390,538
225,730	USA Truck, Inc.*	5,557,473
601,900	Vitran Corp., Inc.*	12,080,133

		33,178,443

	Wholesalers 1.3%
235,775	Beacon Roofing Supply, Inc.*	9,581,896

	Total Common Stocks (cost $525,087,296)	737,314,495

	WARRANTS 0.0%
	Oil and Gas 0.0%
187,500	Saxon Energy Services, Inc. expiring 4/7/06* *** †	—

	Total Warrants (cost $0)	—

Principal Amount
	CORPORATE BONDS 0.3%
	Investment Management Companies 0.3%
$2,000,000	Brantley Mezzanine Finance, LLC, 10.00%, 9/21/09*** †‡	$1,928,000

	Total Corporate Bonds (cost $1,970,135)	1,928,000

	SHORT-TERM INVESTMENTS 2.1%
	Repurchase Agreement 2.1%
15,590,000	Repurchase Agreement dated 3/31/06, 3.80% due 4/3/06 with State Street Bank and Trust Co. collateralized by $15,965,000 of United States Treasury Notes 4.625% due 3/31/08; value: $15,905,131; repurchase proceeds: $15,594,937 (cost $15,590,000)	15,590,000

	Total Short-Term Investments (cost $15,590,000)	15,590,000

	Total Investments (cost $542,647,431) 99.7%	754,832,495
	Other Assets less Liabilities 0.3%	2,703,998

	NET ASSETS 100.0%	$757,536,493

MARCH 31, 2006 (UNAUDITED)

Number of Contracts		Value
	CALL OPTIONS WRITTEN
30	Beacon Roofing Supply, Inc. expiring 4/22/06 exercise price $40	$4,500

	Total Call Options Written (premium $5,025)	$4,500

Shares
	SECURITIES SOLD SHORT
40,300	HEICO Corp. (proceeds $326,420)	$1,277,107

*	Non-income producing.

**	Common units.

***	Security was fair valued under procedures adopted by the Board of Directors (see Note 2).

†	Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 6).

††	Affiliated company (see Note 5).

†††	All or a portion of this security has been designated as collateral for open short positions or written options.

‡	Defaulted security.

See notes to financial statements.

STRATEGIC INCOME FUND — Schedule of Investments

Shares		Value
	COMMON STOCKS 75.9%
	Auto Components 0.6%
24,685	Super Cheap Auto Group Ltd. (Australia)	$41,871

	Banks 6.6%
118,385	Fubon Bank Ltd. (Hong Kong)	45,388
2,535	HSBC Holdings plc (United Kingdom)	42,437
2,510	Indymac Bancorp, Inc.	102,734
3,380	New York Community Bancorp, Inc.	59,218
3,235	Popular, Inc. (Puerto Rico)	67,159
14,060	The Bank of East Asia Ltd. (Hong Kong)	50,915
2,425	The Bank of N.T. Butterfield & Son Ltd.*** (Bermuda)	134,925

		502,776

	Commercial Services and Supplies 0.9%
50,000	Raffles Education Corp. Ltd. (Singapore)	71,141

	Cosmetics 0.9%
2,285	Avon Products, Inc.	71,224

	Diversified Financial Services 9.3%
15,615	Acta Holdings ASA (Norway)	62,194
4,325	Adjustable Rate MBS Trust (Canada)	72,766
1,615	Australian Stock Exchange Ltd. (Australia)	37,796
1,535	Banco de Chile ADR (Chile)	61,707
1,360	Citigroup, Inc.	64,233
4,245	Countrywide Financial Corp.	155,792
3,515	D. Carnegie & Co. AB (Sweden)	74,112
1,500	Perpetual Ltd. (Australia)	73,001
7,220	Treasury Group Ltd. (Australia)	63,042
785	Union Financiere de France Banque S.A. (France)	45,443

		710,086

	Diversified Telecommunication Services 0.5%
1,000	KT Corp. (Korea)	40,187

	Drugs and Pharmaceuticals 0.6%
1,695	Pfizer, Inc.	42,240

	Electronics — Semiconductors/Components 0.8%
1,575	Microchip Technology, Inc.	57,173

	Energy Equipment and Services 0.9%
3,260	Bonnett’s Energy Services Trust (Canada)	70,933

	Finance Companies 3.3%
1,730	Capital One Financial Corp.	139,299
11,425	Delta Financial Corp.	109,109

		248,408

	Financial — Miscellaneous 2.9%
1,845	Fidelity National Financial, Inc.	65,553
3,975	First American Corp.	155,661

		221,214

	Health Care Management Services 1.6%
4,170	Birner Dental Management Services, Inc.	73,392
935	Computer Programs & Systems, Inc.	46,750

		120,142

	Home Building 0.5%
540	M.D.C. Holdings, Inc.	34,727

	Investment Management Companies 4.0%
680	AllianceBernstein Holding L.P.	$45,050
3,145	Allied Capital Corp.	96,237
3,727	Apollo Investment Corp.	66,378
5,805	Ares Capital Corp.	99,730

		307,395

	Medical and Dental Instruments and Supplies 0.6%
880	Landauer, Inc.	44,194

	Metals and Mining 0.9%
36,695	Consolidated Minerals Ltd. (Australia)	69,071

	Oil and Gas 0.9%
13,320	Excel Coal Ltd. (Australia)	71,498

	Oil — Integrated Domestic 0.9%
1,030	ConocoPhillips	65,045

	Real Estate Investment Trusts (REIT) 31.4%
10,710	Aames Investment Corp.	60,833
3,980	American Home Mortgage Investment Corp.	124,216
4,155	American Mortgage Acceptance Company	66,688
12,165	Anthracite Capital, Inc.	133,572
14,000	Anworth Mortgage Asset Corp.	110,040
5,195	Arbor Realty Trust, Inc.	140,213
2,795	CapitalSource, Inc.	69,540
2,020	Capital Trust, Inc., Class A	62,862
5,235	Deerfield Triarc Capital Corp.	70,620
5,220	Fieldstone Investment Corp.	61,596
5,285	Gramercy Capital Corp.	131,755
12,870	HomeBanc Corp.	113,127
1,725	iStar Financial, Inc.	66,033
4,520	JER Investors Trust, Inc.	75,122
6,255	KKR Financial Corp.	140,300
15,970	MFA Mortgage Investments, Inc.	101,410
9,975	MortgageIT Holdings, Inc.	108,029
1,465	New Century Financial Corp.	67,419
31,475	New York Mortgage Trust, Inc.	169,965
13,145	NorthStar Realty Finance Corp.	143,938
1,975	NovaStar Financial, Inc.	66,044
12,120	Opteum, Inc.	103,747
2,540	Redwood Trust, Inc.	110,033
3,490	Spirit Finance Corp.	42,578
61,000	Suntec Real Estate Investment Trust (Singapore)	49,811

		2,389,491

	Rental and Leasing Services — Commercial 1.8%
2,305	McGrath RentCorp	69,288
18,170	MicroFinancial, Inc.	69,046

		138,334

	Retail 1.0%
19,735	Topps Tiles plc (United Kingdom)	76,059

	Savings and Loans 1.8%
5,030	Commercial Capital Bancorp, Inc.	70,722
2,755	Washington Federal, Inc.	66,671

		137,393

	Securities Brokerage and Services 1.8%
2,100	American Capital Strategies Ltd.	73,836
2,970	CharterMac	60,291

		134,127

MARCH 31, 2006 (UNAUDITED)

Shares		Value
	Transportation Infrastructure 0.9%
770	Grupo Aeroportuario del Pacífico S.A. de CV ADR* (Mexico)	$24,601
60,000	Singapore Post Ltd. (Singapore)	44,541

		69,142

	Wireless Telecommunication Services 0.5%
200	SK Telecom Co. Ltd. (Korea)	39,621

	Total Common Stocks (cost $5,678,511)	5,773,492

	EXCHANGE TRADED FUNDS 1.1%
6,765	iShares MSCI Taiwan Index Fund	86,118

	Total Exchange Traded Funds (cost $88,827)	86,118

Principal Amount
	SHORT-TERM INVESTMENTS 24.6%
	Repurchase Agreement 24.6%
$1,871,000	Repurchase Agreement dated 3/31/06, 3.80% due 4/3/06 with State Street Bank and Trust Co. collateralized by $1,920,000 of United States Treasury Notes 4.625% due 3/31/08; value: $1,912,800; repurchase proceeds: $1,871,592 (cost $1,871,000)	$1,871,000
	Total Short-Term Investments (cost $1,871,000)	1,871,000

	Total Investments (cost $7,638,338) 101.6%	7,730,610
	Liabilities less Other Assets (1.6)%	(121,891)

	NET ASSETS 100.0%	$7,608,719

*	Non-income producing.

***	Security was fair valued under procedures adopted by the Board of Directors (see Note 2).

ADR American Depositary Receipt.

See notes to financial statements.

At March 31,2006, Wasatch Strategic Income Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Australia	6.1
Bermuda	2.3
Canada	2.4
Chile	1.1
France	0.8
Hong Kong	1.6
Korea	1.4
Mexico	0.4
Norway	1.1
Puerto Rico	1.1
Singapore	2.8
Sweden	1.3
United Kingdom	2.0
United States	75.6

TOTAL	100.0%

ULTRA GROWTH FUND — Schedule of Investments

Shares		Value
	COMMON STOCKS 97.1%
	Aerospace 1.4%
56,245	Argon ST, Inc.*	$1,885,895
129,410	MTC Technologies, Inc.*	3,622,186

		5,508,081

	Banks 2.0%
80,000	HDFC Bank Ltd.	1,378,876
116,200	HDFC Bank Ltd. ADR	6,332,900

		7,711,776

	Beverage — Soft Drinks 0.3%
36,345	Peet’s Coffee & Tea, Inc.*	1,090,350

	Biotechnology Research and Production 2.3%
149,335	ArthroCare Corp.*	7,141,200
111,275	Neurochem, Inc.*	1,560,075
55,190	Orchid Cellmark, Inc.*	316,791

		9,018,066

	Casinos and Gambling 2.8%
306,425	Shuffle Master, Inc.*	10,951,630

	Chemicals 0.5%
53,140	Cabot Microelectronics Corp.*	1,971,494

	Commercial Information Services 2.8%
405,295	LECG Corp.*	7,810,035
71,635	Morningstar, Inc.*	3,207,099

		11,017,134

	Commercial Services and Supplies 4.8%
52,947	Advisory Board Co.*	2,952,854
146,090	AMN Healthcare Services, Inc.*	2,734,805
56,568	Corporate Executive Board Co.	5,707,711
18,354	CoStar Group, Inc.*	952,389
2,235,000	Raffles Education Corp. Ltd.	3,180,019
14,590	Resources Connection, Inc.*	363,437
198,910	SM&A*	1,292,915
64,105	Tele Atlas N.V.*	1,461,870

		18,646,000

	Communications Technology 0.6%
128,765	Novatel Wireless, Inc.*	1,152,447
38,805	WebEx Communications, Inc.*	1,306,564

		2,459,011

	Computer Services Software and Systems 13.9%
165,385	Cognizant Technology Solutions Corp., Class A*	9,838,754
172,025	DealerTrack Holdings, Inc.*	3,665,853
284,370	Kanbay International, Inc.*	4,339,486
117,890	Lionbridge Technologies, Inc.*	932,510
52,895	LivePerson, Inc.*	382,960
110,310	Merge Technologies, Inc.*	1,761,651
85,730	NeuStar, Inc., Class A*	2,657,630
218,985	Opnet Technologies, Inc.*	2,347,519
89,680	QLogic Corp.*	1,735,308
57,010	Rightnow Technologies, Inc.*	904,749
72,830	SI International, Inc.*	2,559,974
343,633	SRA International, Inc., Class A*	12,965,273
166,750	Unica Corp.*	1,932,632
294,600	Websense, Inc.*	8,125,068

		54,149,367

	Computer Technology 0.6%
74,875	Trident Microsystems, Inc.*	2,175,868

	Diversified Telecommunication Services 0.5%
438,838	Astra Microwave Products Ltd.	$1,950,610

	Drugs and Pharmaceuticals 1.0%
101,395	Salix Pharmaceuticals Ltd.*	1,674,031
1,223,772	Sigma Pharmaceuticals Ltd.	2,321,013

		3,995,044

	Education Services 3.1%
66,425	Laureate Education, Inc.*	3,545,766
53,275	Strayer Education, Inc.	5,447,902
105,030	Universal Technical Institute, Inc.*	3,161,403

		12,155,071

	Electrical and Electronics 1.0%
159,823	Power Integrations, Inc.*	3,960,414

	Electronics 0.6%
79,060	FLIR Systems, Inc.*	2,246,095

	Electronics — Medical Systems 1.5%
29,630	Intuitive Surgical, Inc.*	3,496,340
183,653	NXStage Medical, Inc.* *** †	2,277,726

		5,774,066

	Electronics — Semiconductors/ Components 12.3%
77,275	Advanced Analogic Technologies, Inc.*	880,935
127,807	Integrated Device Technology, Inc.*	1,899,212
514,795	Micrel, Inc.*	7,629,262
233,735	Microchip Technology, Inc.	8,484,581
65,575	Microsemi Corp.*	1,908,888
69,435	Microtune, Inc.*	362,451
273,885	National Semiconductor Corp.	7,624,958
117,193	PLX Technology, Inc.*	1,470,772
58,975	Saifun Semiconductors Ltd.*	1,834,122
94,020	SigmaTel, Inc.*	821,735
176,540	Silicon Laboratories, Inc.*	9,700,873
38,191	SiRF Technology Holdings, Inc.*	1,352,343
124,320	Tessera Technologies, Inc.*	3,988,186

		47,958,318

	Energy Equipment and Services 1.0%
55,910	Calfrac Well Services Ltd.	1,628,902
35,725	TGS-NOPEC Geophysical Co. ASA*	2,188,892

		3,817,794

	Finance — Small Loan 1.6%
209,695	AmeriCredit Corp.*	6,443,927

	Financial Data Processing Services and Systems 1.3%
212,000	Heartland Payment Systems, Inc.*	5,251,240

	Financial Information Services 0.9%
50,570	Clayton Holdings, Inc.*	1,066,016
58,090	FactSet Research Systems, Inc.	2,576,291

		3,642,307

	Financial — Miscellaneous 0.7%
128,498	First Cash Financial Services, Inc.*	2,568,675

	Health Care Facilities 9.2%
67,310	Allion Healthcare, Inc.*	912,724
244,196	Healthways, Inc.*	12,439,344
158,854	Psychiatric Solutions, Inc.*	5,262,833
491,606	United Surgical Partners International, Inc.*	17,407,768

		36,022,669

MARCH 31, 2006 (UNAUDITED)

Shares		Value
	Health Care Management Services 5.2%
258,829	AmSurg Corp.* †††	$5,872,830
110,865	HealthSpring, Inc.*	2,063,198
97,085	Pediatrix Medical Group, Inc.*	9,964,804
49,235	WellCare Health Plans, Inc.*	2,237,238

		20,138,070

	Health Care Providers and Services 0.7%
59,992	Icon plc ADR*	2,933,009

	Health Care Services 1.1%
23,390	Express Scripts, Inc.*	2,055,981
31,420	Stericycle, Inc.*	2,124,620

		4,180,601

	Leisure Time 0.6%
52,880	Life Time Fitness, Inc.*	2,477,428

	Machinery 0.4%
64,265	Pason Systems, Inc.	1,722,028

	Medical and Dental Instruments and Supplies 6.1%
78,865	Abaxis, Inc.*	1,788,658
81,635	FoxHollow Technologies, Inc.*	2,493,949
299,440	IntraLase Corp.*	6,947,008
114,210	Kyphon, Inc.*	4,248,612
154,836	NuVasive, Inc.*	2,918,659
78,770	ResMed, Inc.*	3,464,305
24,225	SurModics, Inc.*	856,596
15,645	Techne Corp.*	940,890

		23,658,677

	Medical Services 0.5%
66,030	VCA Antech, Inc.*	1,880,534

	Miscellaneous Materials and Commodities 0.9%
24,816	Sterling Construction Co., Inc.*	538,259
104,445	Symyx Technologies, Inc.*	2,897,304

		3,435,563

	Oil and Gas 0.4%
102,155	Petrohawk Energy Corp.*	1,399,524

	Production Technology Equipment 1.9%
97,740	Eagle Test Systems, Inc.*	1,505,196
90,980	Intevac, Inc.*	2,618,404
190,395	Rudolph Technologies, Inc.*	3,246,235

		7,369,835

	Retail 8.2%
9,105	Blue Nile, Inc.*	320,405
32,625	Central Garden & Pet Co.*	1,733,692
45,435	Charlotte Russe Holdings, Inc.*	972,309
113,159	Dollar Tree Stores, Inc.*	3,131,110
149,610	Guitar Center, Inc.*	7,136,397
66,697	Hibbett Sporting Goods, Inc.*	2,200,334
180,110	Michaels Stores, Inc.	6,768,534
265,625	O’Reilly Automotive, Inc.*	9,711,250

		31,974,031

	Securities Brokerage and Services 0.7%
53,060	GFI Group, Inc.*	2,754,345

	Semiconductor Equipment and Products 2.2%
48,885	CSR plc*	$1,019,546
714,535	O2Micro International Ltd. ADR*	7,595,507

		8,615,053

	Transportation — Miscellaneous 0.1%
43,895	Traffic.com, Inc.*	366,523

	Truckers 1.4%
281,607	Knight Transportation, Inc.	5,561,738

	Total Common Stocks (cost $295,959,171)	378,951,966

	PREFERRED STOCKS 1.5%
	Biotechnology Research and Production 0.1%
169,492	Nanosys, Inc., Series D Pfd.* *** †	500,001

	Communications Technology 0.0%
91,388	Xtera Communications, Inc., Series A-1 Pfd.* *** †	99,065

	Consumer Products 0.1%
201,613	Ophthonix, Inc., Series C Pfd.* *** †	500,000

	Drugs and Pharmaceuticals 0.3%
2,830,188	Point Biomedical Corp., Series F Pfd.* *** †	1,200,000

	Electronics — Medical Systems 0.3%
1,080,146	Zonare Medical Systems, Inc., Series E Pfd.* *** †	895,441

	Health Care Management Services 0.2%
516,161	Elder Health, Inc., Series G Pfd.* *** †	571,428
108,917	TargetRX, Inc., Series D Pfd.* *** †	230,904

		802,332

	Medical and Dental Instruments and Supplies 0.4%
243,902	TherOx, Inc., Series I Pfd.* *** †	999,998
253,064	Transoma Medical, Inc., Series B Pfd.* *** †	475,001

		1,474,999

	Utilities — Telecommunications 0.1%
64,269	Neutral Tandem, Inc., Series C Pfd.* *** †	403,796

	Total Preferred Stocks (cost $6,280,193)	5,875,634

	LIMITED PARTNERSHIP INTEREST 0.3%
	Other 0.3%
	Montagu Newhall Global Partners II-B, L.P.* *** †	989,619
	Montagu Newhall Global Partners III-B, T p * *** †	37,500

		1,027,119

	Total Limited Partnership Interest (cost $1,136,792)	1,027,119

ULTRA GROWTH FUND — Schedule of Investments (continued)	MARCH 31, 2006 (UNAUDITED)

Shares		Value
	WARRANTS 0.0%
	Drugs and Pharmaceuticals 0.0%
849,056	Point Biomedical Corp. expiring 2/16/12* *** †	$—

	Electronics — Medical Systems 0.0%
162,021	Zonare Medical Systems, Inc. expiring 6/30/11* *** †	—

	Total Warrants (cost $0)	—

Principal Amount
	SHORT-TERM INVESTMENTS 0.9%
	Repurchase Agreement 0.9%
$3,636,000	Repurchase Agreement dated 3/31/06, 3.80% due 4/3/06 with State Street Bank and Trust Co. collateralized by $3,725,000 of United States Treasury Notes 4.625% due 3/31/08; value: $3,711,031; repurchase proceeds: $3,637,151††† (cost $3,636,000)	$3,636,000

	Total Short-Term Investments (cost $3,636,000)	3,636,000

	Total Investments (cost $307,012,156) 99.8%	389,490,719
	Other Assets less Liabilities 0.2%	911,109

	NET ASSETS 100.0%	$390,401,828

*	Non-income producing.

***	Security was fair valued under procedures adopted by the Board of Directors (see Note 2).

†	Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 8).

†††	All or a portion of this security has been designated as collateral for purchase commitments (see note 9).

ADR American Depositary Receipt.

See notes to financial statements.

U.S. TREASURY FUND — Schedule of Investments	MARCH 31, 2006 (UNAUDITED)

Principal Amount		Value
	U.S. GOVERNMENT OBLIGATIONS 97.4%
$14,400,000	U.S. Treasury Bond, 5.25%, 11/15/28	$14,785,877
25,670,000	U.S. Treasury Bond, 5.25%, 2/15/29	26,357,879
10,800,000	U.S. Treasury Bond, 5.50%, 8/15/28	11,442,092
6,800,000	U.S. Treasury Bond, 6.125%, 11/15/27	7,741,378
4,300,000	U.S. Treasury Bond, 6.375%, 8/15/27	5,027,642
4,500,000	U.S. Treasury Bond, 6.625%, 2/15/27	5,396,486
5,650,000	U.S. Treasury Bond, 6.75%, 8/15/26	6,843,122
4,755,000	U.S. Treasury Bond, 6.875%, 8/15/25	5,804,443
4,930,000	U.S. Treasury Bond, 7.50%, 11/15/24	6,357,772
17,216,000	U.S. Treasury Strip, principal only, 11/15/21	7,793,459
82,600,000	U.S. Treasury Strip, principal only, 8/15/25	31,087,419
157,200,000	U.S. Treasury Strip, principal only, 11/15/27	53,149,320

	Total U.S. Government Obligations (cost $185,429,917)	181,786,889

	SHORT-TERM INVESTMENTS 2.0%
	Repurchase Agreement 2.0%
3,747,000	Repurchase Agreement dated 3/31/06, 3.80% due 4/3/06 with State Street Bank and Trust Co. collateralized by $3,840,000 of United States Treasury Notes 4.625% due 3/31/08; value: $3,825,600; repurchase proceeds: $3,748,187 (cost $3,747,000)	3,747,000

	Total Short-Term Investments (cost $3,747,000)	3,747,000

	Total Investments (cost $189,176,917) 99.4%	185,533,889
	Other Assets less Liabilities 0.6%	1,189,167

	NET ASSETS 100.0%	$186,723,056

See notes to financial statements.

WASATCH FUNDS — Statements of Assets and Liabilities

	CORE GROWTH FUND	GLOBAL SCIENCE & TECHNOLOGY FUND	HERITAGE GROWTH FUND
Assets:
Investments, at cost
Unaffiliated issuers	$1,176,859,271	$96,794,140	$275,912,569
Affiliated issuers*	—	—	—
Repurchase agreements	99,904,000	10,709,000	9,483,000

	$1,276,763,271	$107,503,140	$285,395,569

Investments, at market value
Unaffiliated issuers	$1,643,690,087	$119,157,155	$307,992,177
Affiliated issuers*	—	—	—
Repurchase agreements	99,904,000	10,709,000	9,483,000

	1,743,594,087	129,866,155	317,475,177
Cash	471	182	408
Foreign currency on deposit (cost of $2,483,941, $7,788, $0, $1,966,879, $726,904, $928, $2,382, $7,708,788, and $124,195, respectively)	2,483,941	7,789	—
Receivable for investment securities sold	1,993,610	755,632	965,828
Receivable from broker for securities sold short	—	—	—
Capital shares receivable	819,891	392,837	111,392
Interest and dividends receivable	1,431,952	16,695	78,685
Receivable from affiliates**	—	—	—
Prepaid expenses and other assets	24,750	15,288	26,768
Unrealized appreciation on foreign currency contracts	—	37	—

Total Assets	1,750,348,702	131,054,615	318,658,258

Liabilities:
Call options written at value (premiums of $0, $0, $0, $0, $0, $0, $77,077, $0, and $5,025, respectively)	—	—	—
Securities sold short, at value (proceeds of $0, $0, $0, $0, $0, $0, $0, $0, and $326,420, respectively)	—	—	—
Payable for securities purchased	4,021,930	1,511,596	747,348
Capital shares payable	1,818,261	92,163	189,867
Accrued investment advisory fees	1,459,020	154,413	190,511
Accrued fund administration fees	67,138	4,553	12,686
Accrued expenses and other liabilities	375,673	44,051	96,239
Accrued deferred foreign capital gains taxes	—	43,607	160,099
Unrealized depreciation on foreign currency contracts	4,897	—	—

Total Liabilities	7,746,919	1,850,383	1,396,750

Net Assets	$1,742,601,783	$129,204,232	$317,261,508

Net Assets Consist of:
Capital stock	$392,821	$86,082	$271,082
Paid-in capital in excess of par	1,226,011,592	101,411,285	280,994,460
Undistributed net investment income (loss)	(1,548,226)	(743,289)	62,903
Undistributed net realized gain on investments and foreign currency translations	50,921,599	6,130,867	4,013,908
Net unrealized appreciation on investments and foreign currency translations	466,823,997	22,319,287	31,919,155

Net Assets	$1,742,601,783	$129,204,232	$317,261,508

Capital Stock, $.01 par value:
Authorized	10,000,000,000	10,000,000,000	10,000,000,000
Issued and outstanding	39,282,057	8,608,166	27,108,168
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE	$44.36	$15.01	$11.70

*	See Note 8 for information on affiliated issuers.

**	See Note 7.

See notes to financial statements.

MARCH 31, 2006 (UNAUDITED)

INTERNATIONAL GROWTH FUND	INTERNATIONAL OPPORTUNITIES FUND	MICRO CAP FUND	MICRO CAP VALUE FUND	SMALL CAP GROWTH FUND	SMALL CAP VALUE FUND
$280,115,503	$25,666,780	$423,351,390	$73,117,814	$1,016,498,783	$519,437,009
—	—	21,879,559	—	—	7,620,422
9,216,000	317,000	29,810,000	6,134,000	52,699,000	15,590,000

$289,331,503	$25,983,780	$475,040,949	$79,251,814	$1,069,197,783	$542,647,431

$397,694,807	$36,172,630	$574,785,328	$94,193,621	$1,414,793,846	$728,608,117
—	—	30,544,624	—	—	10,634,378
9,216,000	317,000	29,810,000	6,134,000	52,699,000	15,590,000

406,910,807	36,489,630	635,139,952	100,327,621	1,467,492,846	754,832,495
474	135	803	2,799	909	1,049
1,957,290	718,387	915	2,370	7,726,362	122,366
—	—	3,329,300	1,019,562	6,713,561	6,248,292
—	—	—	646,945	—	939,309
270,990	—	3,104	—	1,142,907	343,671
897,266	153,279	501,162	139,559	286,558	1,708,395
56,566	—	—	—	—	—
17,332	11,183	13,167	7,668	24,698	18,308
1,919	—	—	—	—	—

410,112,644	37,372,614	638,988,403	102,146,524	1,483,387,841	764,213,885

—	—	—	257,490	—	4,500
—	—	—	—	—	1,277,107
955,557	—	814,531	1,352,680	11,983,447	3,728,821
122,558	—	50,093	56,909	32,950,293	492,396
500,863	50,223	1,056,432	160,199	1,227,109	944,229
15,248	1,372	24,344	3,799	56,326	28,960
134,294	34,473	98,194	44,131	384,599	201,379
53,666	—	—	40,919	—	—
—	—	1,241	725	—	—

1,782,186	86,068	2,044,835	1,916,852	46,601,774	6,677,392

$408,330,458	$37,286,546	$636,943,568	$100,229,672	$1,436,786,067	$757,536,493

$182,876	$134,489	$891,377	$334,262	$359,859	$1,356,669
250,863,039	26,831,644	432,060,607	66,640,656	1,010,083,590	511,625,642
(1,472,282)	(396,764)	(4,127,957)	(591,097)	(4,265,931)	2,373,953
41,247,097	218,795	48,015,604	12,997,329	32,295,911	30,947,157
117,509,728	10,498,382	160,103,937	20,848,522	398,312,638	211,233,072

$408,330,458	$37,286,546	$636,943,568	$100,229,672	$1,436,786,067	$757,536,493

10,000,000,000	10,000,000,000	10,000,000,000	10,000,000,000	10,000,000,000	10,000,000,000
18,287,594	13,448,897	89,137,679	33,426,166	35,985,937	135,666,873
$22.33	$2.77	$7.15	$3.00	$39.93	$5.58

WASATCH FUNDS — Statements of Assets and Liabilities (continued)	MARCH 31, 2006 (UNAUDITED)

	STRATEGIC INCOME FUND[1]	ULTRA GROWTH FUND	U.S. TREASURY FUND
Assets:
Investments, at cost
Unaffiliated issuers	$5,767,338	$303,376,156	$185,429,917
Affiliated issuers*	—	—	—
Repurchase agreements	1,871,000	3,636,000	3,747,000

	$7,638,338	$307,012,156	$189,176,917

Investments, at market value
Unaffiliated issuers	$5,859,610	$385,854,719	$181,786,889
Affiliated issuers*	—	—	—
Repurchase agreements	1,871,000	3,636,000	3,747,000

	7,730,610	389,490,719	185,533,889
Cash	—	514	—
Foreign currency on deposit (cost of $3,547, $0, and $0, respectively)	3,530	—	—
Receivable for investment securities sold	—	4,385,339	—
Receivable from broker for securities sold short	—	2,881	—
Capital shares receivable	36,753	95,500	759,866
Interest and dividends receivable	38,976	15,925	984,615
Prepaid expenses and other assets	19,276	16,514	30,593
Unrealized appreciation on foreign currency contracts	—	579	—

Total Assets	7,829,145	394,007,971	187,308,963

Liabilities:
Bank overdraft	2,557	—	91,703
Payable for securities purchased	187,322	2,705,049	—
Capital shares payable	1,048	367,955	379,449
Accrued investment advisory fees	—	404,165	79,736
Accrued fund administration fees	217	14,996	7,221
Accrued expenses and other liabilities	6,505	113,978	27,798
Payable to investment advisor	22,777	—	—

Total Liabilities	220,426	3,606,143	585,907

Net Assets	$7,608,719	$390,401,828	$186,723,056

Net Assets Consist of:
Capital stock	$7,524	$146,432	$137,109
Paid-in capital in excess of par	7,503,175	303,985,016	195,908,888
Undistributed net investment income (loss)	7,468	(2,550,536)	222
Undistributed net realized gain (loss) on investments and foreign currency translations	(1,720)	6,341,773	(5,680,135)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	92,272	82,479,143	(3,643,028)

Net Assets	$7,608,719	$390,401,828	$186,723,056

Capital Stock, $.01 par value:
Authorized	10,000,000,000	10,000,000,000	10,000,000,000
Issued and outstanding	752,444	14,643,158	13,710,891
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE	$10.11	$26.66	$13.62

[1]	Fund inception date was February 1, 2006.

*	See Note 8 for information on affiliated issuers.

See notes to financial statements.

WASATCH FUNDS — Statements of Operations	FOR THE SIX MONTHS ENDED MARCH 31, 2006 (UNAUDITED)

	CORE GROWTH FUND	GLOBAL SCIENCE & TECHNOLOGY FUND	HERITAGE GROWTH FUND
Investment Income:
Interest	$978,131	$111,469	$303,651
Dividends[1]
Unaffiliated issuers	16,831,643	120,776	1,206,119
Affiliated issuers*	—	—	—

Total investment income	17,809,774	232,245	1,509,770

Expenses:
Investment advisory fees	8,407,388	747,052	1,106,647
Shareholder servicing fees	602,139	83,540	183,605
Fund administration fees	196,619	11,665	36,976
Fund accounting fees	95,863	17,810	23,908
Reports to shareholders	90,924	11,096	27,487
Custody fees	230,407	38,719	31,487
Federal and state registration fees	19,844	9,085	17,282
Legal fees	23,763	1,292	4,341
Directors’ fees	21,576	1,115	3,790
Audit fees	10,404	10,381	10,359
Other	43,869	4,479	9,443

Total expenses before reimbursement	9,742,796	936,234	1,455,325
Reimbursement of expenses by Advisor	—	—	—

Net Expenses	9,742,796	936,234	1,455,325

Net Investment Income (Loss)	8,066,978	(703,989)	54,445

Realized and Unrealized Gain:
Net realized gain on investments and foreign currency translations
Unaffiliated issuers	67,773,551	6,288,960	4,083,063
Affiliated issuers*	—	—	—
Net realized gain on short positions	—	21,058	—
Realized foreign capital gains taxes	—	(1,321)	—
Change in unrealized appreciation on investments and foreign currency translations	95,214,921	11,359,151	12,281,431
Deferred foreign capital gains taxes	—	(43,607)	(160,099)

Net gain on investments	162,988,472	17,624,241	16,204,395

Net Increase in Net Assets Resulting from Operations	$171,055,450	$16,920,252	$16,258,840

[1]	Net of $39,117, $3,789 and $3,440 in foreign withholding taxes, respectively.

*	See Note 8 for information on affiliated issuers.

See notes to financial statements.

WASATCH FUNDS — Statements of Operations (continued)

	INTERNATIONAL GROWTH FUND	INTERNATIONAL OPPORTUNITIES FUND	MICRO CAP FUND
Investment Income:
Interest	$263,191	$10,087	$260,594
Dividends[2]
Unaffiliated issuers	2,139,266	275,117	1,903,641
Affiliated issuers*	—	—	7,696

Total investment income	2,402,457	285,204	2,171,931

Expenses:
Investment advisory fees	2,741,229	317,071	5,893,342
Shareholder servicing fees	208,643	34,422	151,690
Fund administration fees	42,752	3,710	68,956
Fund accounting fees	34,269	22,648	42,698
Reports to shareholders	29,831	2,382	23,209
Custody fees	118,217	16,384	58,069
Federal and state registration fees	14,536	8,535	10,024
Legal fees	4,791	419	8,443
Directors’ fees	4,311	373	7,340
Audit fees	10,405	10,973	10,405
Other	10,886	4,252	16,912

Total expenses before reimbursement	3,219,870	421,169	6,291,088
Reimbursement of expenses by Advisor	—	(64,465)	—

Net Expenses	3,219,870	356,704	6,291,088

Net Investment Income (Loss)	(817,413)	(71,500)	(4,119,157)

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments and foreign currency translations
Unaffiliated issuers	41,416,777	591,810	48,876,054
Affiliated issuers*	—	—	5,117,606
Net realized gain on options written	—	—	—
Net realized gain on short positions	—	—	—
Realized foreign capital gains taxes	—	—	—
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	30,372,328	7,243,964	29,749,997
Net increase from payment by affiliates**	56,566	—	—
Deferred foreign capital gains taxes	(66,103)	—	—

Net gain (loss) on investments	71,779,568	7,835,774	83,743,657

Net Increase (Decrease) in Net Assets Resulting from Operations	$70,962,155	$7,764,274	$79,624,500

[1]	Fund inception date was February 1, 2006.

[2]	Net of $195,738, $28,017, $99,575, $20,338, $4,970, $12,270, $2,744, $319, and $0 in foreign withholding taxes, respectively.

*	See Note 8 for information on affiliated issuers.

**	See Note 7.

See notes to financial statements.

FOR THE SIX MONTHS OR PERIOD ENDED MARCH 31, 2006 (UNAUDITED)

MICRO CAP VALUE FUND	SMALL CAP GROWTH FUND	SMALL CAP VALUE FUND	STRATEGIC INCOME FUND[1]	ULTRA GROWTH FUND	U.S. TREASURY FUND
$71,215	$1,029,634	$252,798	$14,280	$187,814	$3,587,989
376,518	3,275,848	10,596,313	52,133	418,219	—
—	—	—	—	—	—

447,733	4,305,482	10,849,111	66,413	606,033	3,587,989

901,205	6,911,642	5,424,398	6,245	2,365,750	379,033
60,191	683,532	340,848	20,001	227,204	73,168
10,547	161,688	84,578	217	44,265	17,765
16,792	82,669	46,519	3,572	28,863	9,759
7,048	111,785	54,571	3,384	38,723	8,396
24,736	31,591	50,619	7,178	16,417	1,384
7,330	19,214	13,996	4,377	11,007	20,195
1,802	20,384	13,557	477	6,582	1,520
1,117	17,298	9,350	351	4,965	1,288
10,425	10,404	10,410	3,348	10,381	10,402
4,754	35,842	21,143	1,038	11,978	4,202

1,045,947	8,086,049	6,069,989	50,188	2,766,135	527,112
(32,091)	—	—	(41,714)	—	—

1,013,856	8,086,049	6,069,989	8,474	2,766,135	527,112

(566,123)	(3,780,567)	4,779,122	57,939	(2,160,102)	3,060,877

13,268,251	39,245,658	32,733,166	(812)	13,280,988	(44,380)
—	3,001,164	1,394,261	—	—	—
180,330	—	117,495	—	—	—
—	—	—	—	139,193	—
(21,105)	—	—	—	—	—
5,485,461	89,153,963	55,549,792	92,272	25,561,807	(9,840,896)
—	—	—	—	—	—
(40,919)	—	—	—	—	—

18,872,018	131,400,785	89,794,714	91,460	38,981,988	(9,885,276)

$18,305,895	$127,620,218	$94,573,836	$149,399	$36,821,886	$(6,824,399)

WASATCH FUNDS — Statements of Changes in Net Assets

	CORE GROWTH FUND		GLOBAL SCIENCE & TECHNOLOGY FUND
	Six Months Ended March 31, 2006 (Unaudited)	Year Ended September 30, 2005	Six Months Ended March 31, 2006 (Unaudited)	Year Ended September 30, 2005
Operations:
Net investment income (loss)	$8,066,978	$21,719,652	$(703,989)	$(1,110,223)
Net realized gain (loss) on investments and foreign currency translations	67,773,551	133,310,170	6,287,639	4,224,406
Net increase from payments by affiliates	—	113,441	—	962
Net realized gain (loss) on short positions	—	—	21,058	(9,462)
Change in unrealized appreciation on investments and foreign currency translations	95,214,921	117,956,992	11,315,544	14,848,603

Net increase in net assets resulting from operations	171,055,450	273,100,255	16,920,252	17,954,286
Dividends paid from:
Net investment income	(23,612,851)	(8,590,232)	—	—
Net realized gains	(123,744,637)	(51,489,127)	(1,860,003)	—

	(147,357,488)	(60,079,359)	(1,860,003)	—
Capital share transactions:
Shares sold	76,354,740	218,428,841	34,807,912	29,530,068
Shares issued to holders in reinvestment of dividends	141,564,243	57,346,243	1,820,831	—
Shares redeemed	(203,709,825)	(281,086,709)	(11,853,706)	(27,441,436)
Redemption fees	4,240	12,284	15,953	8,785

Net increase (decrease)	14,213,398	(5,299,341)	24,790,990	2,097,417

Total increase in net assets	37,911,360	207,721,555	39,851,239	20,051,703
Net assets:
Beginning of period	1,704,690,423	1,496,968,868	89,352,993	69,301,290

End of period	$1,742,601,783	$1,704,690,423	$129,204,232	$89,352,993

Undistributed net investment income (loss) included in net assets at end of period	$(1,548,226)	$14,126,218	$(743,289)	$(41,845)

Capital share transactions — shares:
Shares sold	1,773,100	5,156,215	2,480,114	2,491,304
Shares issued to holders in reinvestment of dividends	3,444,385	1,434,966	137,318	—
Shares redeemed	(4,752,589)	(6,661,983)	(894,312)	(2,433,544)

Net increase (decrease) in shares outstanding	464,896	(70,802)	1,723,120	57,760

[1]	Fund inception date was January 27, 2005.

**	See Note 7.

See notes to financial statements.

MARCH 31, 2006

HERITAGE GROWTH FUND		INTERNATIONAL GROWTH FUND		INTERNATIONAL OPPORTUNITIES FUND
Six Months Ended March 31, 2006 (Unaudited)	Year Ended September 30, 2005	Six Months Ended March 31, 2006 (Unaudited)	Year Ended September 30, 2005	Six Months Ended March 31, 2006 (Unaudited)	Period Ended September 30, 2005[1]
$54,445	$402,176	$(817,413)	$(1,761,958)	$(71,500)	$(37,347)
4,083,063	8,686,628	41,416,777	(521,314)	591,810	(687,169)
—	42	56,566 **	130,700	—	—
—	—	—	—	—	—
12,121,332	19,121,309	30,306,225	63,321,371	7,243,964	3,254,418

16,258,840	28,210,155	70,962,155	61,168,799	7,764,274	2,529,902
(386,224)	—	—	—	—	—
(8,141,020)	(45,181)	(9,365)	(411,692)	—	—

(8,527,244)	(45,181)	(9,365)	(411,692)	—	—
53,924,052	189,734,440	49,001,610	129,835,485	1,302,365	27,983,805
8,190,379	43,091	9,068	396,621	—	—
(57,264,143)	(41,428,689)	(50,430,727)	(49,214,202)	(1,220,097)	(1,073,830)
9,526	20,737	5,556	27,200	11	116

4,859,814	148,369,579	(1,414,493)	81,045,104	82,279	26,910,091

12,591,410	176,534,553	69,538,297	141,802,211	7,846,553	29,439,993
304,670,098	128,135,545	338,792,161	196,989,950	29,439,993	—

$317,261,508	$304,670,098	$408,330,458	$338,792,161	$37,286,546	$29,439,993

$62,903	$383,500	$(1,472,282)	$(511,543)	$(396,764)	$(321,540)

4,688,043	17,432,879	2,477,952	7,851,927	532,824	13,973,158
717,196	3,932	462	26,871	—	—
(4,956,870)	(3,775,893)	(2,507,116)	(2,956,166)	(518,713)	(538,372)

448,369	13,660,918	(28,702)	4,922,632	14,111	13,434,786

WASATCH FUNDS — Statements of Changes in Net Assets (continued)

	MICRO CAP FUND		MICRO CAP VALUE FUND
	Six Months Ended March 31, 2006 (Unaudited)	Year Ended September 30, 2005	Six Months Ended March 31, 2006 (Unaudited)	Year Ended September 30, 2005
Operations:
Net investment income (loss)	$(4,119,157)	$(8,707,499)	$(566,123)	$(1,225,328)
Net realized gain (loss) on investments and foreign currency translations	53,993,660	111,007,800	13,247,146	9,839,366
Net increase from payments by affiliates	—	43,671	—	3,016
Net realized gain on options written	—	—	180,330	150,365
Net realized loss on short positions	—	—	—	(82,718)
Net realized gain on the disposal of investments in violation of an investment restriction	—	—	—	—
Change in unrealized appreciation on investments and foreign currency translations	29,749,997	25,581,379	5,444,542	6,568,977

Net increase in net assets resulting from operations	79,624,500	127,925,351	18,305,895	15,253,678
Dividends paid from:
Net investment income	—	—	—	—
Net realized gains	(101,306,137)	(77,564,156)	(8,245,400)	(9,882,992)

	(101,306,137)	(77,564,156)	(8,245,400)	(9,882,992)
Capital share transactions:
Shares sold	9,378,550	12,639,078	963,324	2,473,175
Shares issued to holders in reinvestment of dividends	95,482,943	73,644,336	8,086,055	9,621,240
Shares redeemed	(25,481,640)	(75,691,802)	(5,783,735)	(15,397,013)
Redemption fees	1,486	333	103	40

Net increase (decrease)	79,381,339	10,591,945	3,265,747	(3,302,558)

Total increase in net assets	57,699,702	60,953,140	13,326,242	2,068,128
Net assets:
Beginning of period	579,243,866	518,290,726	86,903,430	84,835,302

End of period	$636,943,568	$579,243,866	$100,229,672	$86,903,430

Undistributed net investment income (loss) included in net assets at end of period	$(4,127,957)	$—	$(591,097)	$(12,815)

Capital share transactions — shares:
Shares sold	1,372,932	1,848,406	355,258	998,439
Shares issued to holders in reinvestment of dividends	14,989,473	12,243,690	3,183,486	4,257,186
Shares redeemed	(3,690,730)	(11,136,267)	(2,113,593)	(6,264,493)

Net increase (decrease) in shares outstanding	12,671,675	2,955,829	1,425,151	(1,008,868)

[1]	Fund inception date was February 1, 2006.

See notes to financial statements.

MARCH 31, 2006

SMALL CAP GROWTH FUND		SMALL CAP VALUE FUND		STRATEGIC INCOME FUND
Six Months Ended March 31, 2006 (Unaudited)	Year Ended September 30, 2005	Six Months Ended March 31, 2006 (Unaudited)	Year Ended September 30, 2005	Period Ended March 31, 2006 (Unaudited)[1]
$(3,780,567)	$(8,089,875)	$4,779,122	$7,014,344	$57,939
42,246,822	179,011,698	34,127,427	95,883,822	(812)
—	36,988	—	37,975	—
—	—	117,495	—	—
—	—	—	(45,511)	—
—	33,787	—	—	—
89,153,963	64,800,488	55,549,792	28,258,650	92,272

127,620,218	235,793,086	94,573,836	131,149,280	149,399
—	—	(8,588,688)	—	(51,379)
(159,627,544)	(26,587,298)	(89,640,909)	(103,737,575)	—

(159,627,544)	(26,587,298)	(98,229,597)	(103,737,575)	(51,379)
118,494,917	204,118,853	21,953,202	45,035,086	7,574,736
153,540,531	25,598,301	94,863,257	99,650,145	48,423
(161,110,074)	(272,771,150)	(90,466,589)	(171,523,403)	(112,679)
6,091	7,864	376	2,221	219

110,931,465	(43,046,132)	26,350,246	(26,835,951)	7,510,699

78,924,139	166,159,656	22,694,485	575,754	7,608,719
1,357,861,928	1,191,702,272	734,842,008	734,266,254	—

$1,436,786,067	$1,357,861,928	$757,536,493	$734,842,008	$7,608,719

$(4,265,931)	$(446,570)	$2,373,953	$6,189,432	$7,468

3,007,661	5,171,559	4,071,379	8,444,021	759,009
4,151,988	758,389	18,822,075	20,978,978	4,790
(4,105,147)	(7,107,315)	(16,782,148)	(32,494,623)	(11,355)

3,054,502	(1,177,367)	6,111,306	(3,071,624)	752,444

WASATCH FUNDS — Statements of Changes in Net Assets (continued)	MARCH 31, 2006

	ULTRA GROWTH FUND		U.S. TREASURY FUND
	Six Months Ended March 31, 2006 (Unaudited)	Year Ended September 30, 2005	Six Months Ended March 31, 2006 (Unaudited)	Year Ended September 30, 2005
Operations:
Net investment income (loss)	$(2,160,102)	$(5,247,793)	$3,060,877	$2,350,859
Net realized gain (loss) on investments and foreign currency translations	13,280,988	59,076,338	(44,380)	1,294,598
Net increase from payments by affiliates	—	21,246	—	—
Net realized gain on short positions	139,193	765,582	—	—
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	25,561,807	23,127,484	(9,840,896)	1,491,811

Net increase (decrease) in net assets resulting from operations	36,821,886	77,742,857	(6,824,399)	5,137,268
Dividends paid from:
Net investment income	—	—	(4,906,641)	(2,078,313)
Net realized gains	(51,353,960)	(16,837,407)	—	—

	(51,353,960)	(16,837,407)	(4,906,641)	(2,078,313)
Capital share transactions:
Shares sold	22,128,164	31,883,939	137,800,500	51,490,595
Shares issued to holders in reinvestment of dividends	49,694,426	16,008,572	4,659,923	2,022,708
Shares redeemed	(56,785,022)	(145,918,730)	(26,703,188)	(19,099,451)
Redemption fees	2,004	2,387	98,299	37,721

Net increase (decrease)	15,039,572	(98,023,832)	115,855,534	34,451,573

Total increase (decrease) in net assets	507,498	(37,118,382)	104,124,494	37,510,528
Net assets:
Beginning of period	389,894,330	427,012,712	82,598,562	45,088,034

End of period	$390,401,828	$389,894,330	$186,723,056	$82,598,562

Undistributed net investment income (loss) included in net assets at end of period	$(2,550,536)	$(375,543)	$222	$1,845,986

Capital share transactions — shares:
Shares sold	837,081	1,226,242	9,624,001	3,532,880
Shares issued to holders in reinvestment of dividends	2,050,946	667,812	327,486	150,611
Shares redeemed	(2,179,535)	(5,697,076)	(1,868,933)	(1,329,647)

Net increase (decrease) in shares outstanding	708,492	(3,803,022)	8,082,554	2,353,844

See notes to financial statements.

WASATCH FUNDS — Financial Highlights	MARCH 31, 2006

CORE GROWTH FUND (for a share outstanding throughout each period)	Six Months Ended March 31 (Unaudited) 2006	Year Ended September 30
		2005	2004	2003	2002	2001
Net asset value, beginning of period	$43.92	$38.49	$33.54	$25.46	$31.57	$28.08
Income (loss) from investment operations:
Net investment income (loss)	0.23	0.56	0.13	(0.01)	(0.01)	(0.15)
Net realized and unrealized gains (losses)	4.12	6.41	4.84	8.09	(3.97)	5.95
Net increase from payment by affiliate	—	— [1]	—	—	—	—

Total from investment operations	4.35	6.97	4.97	8.08	(3.98)	5.80
Redemption fees (see Note 2)	— [1]	— [1]	— [1]	— [1]	0.01	0.01
Less distributions:
Dividends from net investment income	(0.63)	(0.22)	(0.02)	—	—	—
Distributions from net realized gains	(3.28)	(1.32)		—	(2.14)	(2.32)

Total distributions	(3.91)	(1.54)	(0.02)	—	(2.14)	(2.32)

Net asset value, end of period	$44.36	$43.92	$38.49	$33.54	$25.46	$31.57

Total return3 5	10.64%	18.58%	14.80%	31.68%	(13.73)%	22.63%
Supplemental data and ratios:
Net assets, end of period (in thousands)	$1,742,602	$1,704,690	$1,496,969	$1,318,341	$1,062,944	$992,935
Ratio of expenses to average net assets[4]	1.16%	1.20%	1.21%	1.25%	1.29%	1.32%
Ratio of net investment income (loss) to average net assets[4]	0.96%	1.30%	0.34%	(0.02)%	(0.02)%	(0.66)%
Portfolio turnover rate[3]	14%	42%	47%	47%	76%	51%

GLOBAL SCIENCE & TECHNOLOGY FUND (for a share outstanding throughout each period)	Six Months Ended March 31 (Unaudited) 2006	Year or Period Ended September 30
		2005	2004	2003	2002	2001[2]
Net asset value, beginning of period	$12.98	$10.15	$10.73	$6.38	$8.02	$10.00
Income (loss) from investment operations:
Net investment loss	(0.08)	(0.16)	(0.18)	(0.13)	(0.15)	(0.07)
Net realized and unrealized gains (losses) on investments	2.38	2.99	(0.41)	4.47	(1.34)	(1.93)
Net increase from payment by affiliate	—	— [1]	—	—	—	—

Total from investment operations	2.30	2.83	(0.59)	4.34	(1.49)	(2.00)
Redemption fees (see Note 2)	— [1]	— [1]	0.01	0.01	0.03	0.02
Less distributions:
Distributions from net realized gains	(0.27)	—	—	—	(0.18)	—

Total distributions	(0.27)	—	—	—	(0.18)	—

Net asset value, end of period	$15.01	$12.98	$10.15	$10.73	$6.38	$8.02

Total return3 6	17.98%	27.88%	(5.49)%	68.34%	(18.83)%	(19.80)%
Supplemental data and ratios:
Net assets, end of period (in thousands)	$129,204	$89,353	$69,301	$51,517	$20,811	$10,648
Ratio of expenses to average net assets:
Net of waivers and reimbursements[4]	1.88%	1.95%	1.95%	1.95%	1.95%	1.95%
Before waivers and reimbursements[4]	1.88%	1.97%	1.97%	2.13%	2.42%	3.58%
Ratio of net investment loss to average net assets:
Net of waivers and reimbursements[4]	(1.41)%	(1.52)%	(1.66)%	(1.87)%	(1.90)%	(1.50)%
Before waivers and reimbursements[4]	(1.41)%	(1.54)%	(1.68)%	(2.05)%	(2.37)%	(3.13)%
Portfolio turnover rate[3]	29%	80%	55%	88%	95%	94%

[1]	Represents amounts less than $.005 per share.

[2]	Fund inception date was December 19, 2000.

[3]	Not annualized for periods less than one year.

[4]	Annualized.

[5]	In 2005, 0.03% of the Fund’s total return consisted of a voluntary reimbursement by the Advisor for amounts relating to errors in applying the Funds’ cross-trading policies. Excluding this item, the total return would have been 18.55%.

[6]	In 2005, the Fund’s total return included a voluntary reimbursement by the Advisor for amounts relating to errors in applying the Funds’ cross-trading policies that had no impact on the total return.

See notes to financial statements.

WASATCH FUNDS — Financial Highlights (continued)

HERITAGE GROWTH FUND (for a share outstanding throughout each period)	Six Months Ended March 31 (Unaudited) 2006	Year or Period Ended September 30
		2005	2004[1]
Net asset value, beginning of period	$11.43	$9.86	$10.00
Income (loss) from investment operations:
Net investment income (loss)	— [2]	0.02	— [2]
Net realized and unrealized gains (losses) on investments	0.58	1.55	(0.14)
Net increase from payment by affiliate	—	— [2]	—

Total from investment operations	0.58	1.57	(0.14)
Redemption fees (see Note 2)	— [2]	— [2]	— [2]
Less distributions:
Dividends from net investment income	(0.01)	—	—
Distributions from net realized gains	(0.30)	— [2]	—

Total distributions	(0.31)	— [2]	—

Net asset value, end of period	$11.70	$11.43	$9.86

Total return3 6	5.16%	15.95%	(1.40)%
Supplemental data and ratios:
Net assets, end of period (in thousands)	$317,262	$304,670	$128,136
Ratio of expenses to average net assets:
Net of waivers and reimbursements[4]	0.92%	0.95%	0.95%
Before waivers and reimbursements[4]	0.92%	0.99%	1.26%
Ratio of net investment income (loss) to average net assets:
Net of waivers and reimbursements[4]	0.03%	0.17%	(0.01)%
Before waivers and reimbursements[4]	0.03%	0.13%	(0.32)%
Portfolio turnover rate[3]	33%	36%	5%

INTERNATIONAL GROWTH FUND (for a share outstanding throughout each period)	Six Months Ended March 31 (Unaudited) 2006	Year or Period Ended September 30
		2005	2004	2003	2002[5]
Net asset value, beginning of period	$18.50	$14.71	$12.06	$8.85	$10.00
Income (loss) from investment operations:
Net investment loss	(0.04)	(0.10)	(0.11)	(0.07)	(0.03)
Net realized and unrealized gains (losses) on investments	3.87	3.91	2.76	3.28	(1.13)
Net increase from payment by affiliate	— [2]	0.01	—	—	—

Total from investment operations	3.83	3.82	2.65	3.21	(1.16)
Redemption fees (see Note 2)	— [2]	— [2]	— [2]	— [2]	0.01
Less distributions:
Distributions from net realized gains	— [2]	(0.03)	—	—	—

Total distributions	—	(0.03)	—	—	—

Net asset value, end of period	$22.33	$18.50	$14.71	$12.06	$8.85

Total return 3 7 8	20.71%	26.02%	21.97%	36.27%	(11.50)%
Supplemental data and ratios:
Net assets, end of period (in thousands)	$408,330	$338,792	$196,990	$44,482	$18,008
Ratio of expenses to average net assets:
Net of waivers and reimbursements[4]	1.76%	1.84%	1.92%	1.95%	1.95%
Before waivers and reimbursements[4]	1.76%	1.84%	1.92%	2.30%	4.26%
Ratio of net investment loss to average net assets:
Net of waivers and reimbursements[4]	(0.45)%	(0.64)%	(1.06)%	(1.12)%	(1.39)%
Before waivers and reimbursements[4]	(0.45)%	(0.64)%	(1.06)%	(1.47)%	(3.70)%
Portfolio turnover rate[3]	38%	32%	31%	62%	3%

[1]	Fund inception date was June 18, 2004.

[2]	Represents amounts less than $.005 per share.

[3]	Not annualized for periods less than one year.

[4]	Annualized.

[5]	Fund inception date was June 28, 2002.

[6]	In 2005, the Fund’s total return included a voluntary reimbursement by the Advisor for amounts relating to errors in applying the Funds’ cross-trading policies that had no impact on the total return.

[7]	In 2005, 0.07% of the Fund’s total return consisted of a voluntary reimbursement by the Advisor for a realized investment loss. Excluding this item, the total return would have been 25.95%. The Fund’s total return also included, in 2005, a voluntary reimbursement by the Advisor for amounts relating to errors in applying the Funds’ cross-trading policies that had no impact on the total return.

[8]	In 2006, the Fund’s total return included a voluntary reimbursement by the Advisor for an amount relating to an incorrect settlement that had no impact on the total return.

See notes to financial statements.

MARCH 31, 2006

INTERNATIONAL OPPORTUNITIES FUND (for a share outstanding throughout each period)	Six Months Ended March 31 (Unaudited) 2006	Period Ended September 30 2005[1]
Net asset value, beginning of period	$2.19	$2.00
Income (loss) from investment operations:
Net investment loss	(0.01)	— [2]
Net realized and unrealized gains on investments	0.59	0.19

Total from investment operations	0.58	0.19
Redemption fees (see Note 2)	— [2]	— [2]
Less distributions:
Dividends from net investment income
Distributions from net realized gains	—	—

Total distributions	—	—

Net asset value, end of period	$2.77	$2.19

Total return[3]	26.48%	9.50%
Supplemental data and ratios:
Net assets, end of period (in thousands)	$37,287	$29,440
Ratio of expenses to average net assets:
Net of waivers and reimbursements[4]	2.25%	2.25%
Before waivers and reimbursements[4]	2.66%	3.09%
Ratio of net investment income (loss) to average net assets:
Net of waivers and reimbursements[4]	(0.45)%	(0.21)%
Before waivers and reimbursements[4]	(0.86)%	1.05%
Portfolio turnover rate[3]	15%	12%

MICRO CAP FUND (for a share outstanding throughout each period)	Six Months Ended March 31 (Unaudited) 2006	Year Ended September 30
		2005	2004	2003	2002	2001
Net asset value, beginning of period	$7.58	$7.05	$6.98	$5.01	$5.64	$6.53
Income (loss) from investment operations:
Net investment loss	(0.05)	(0.11)	(0.15)	(0.12)	(0.14)	(0.08)
Net realized and unrealized gains on investments	0.96	1.70	0.81	2.43	0.11	0.74
Net increase from payment by affiliate	—	— [2]	—	—	—	—

Total from investment operations	0.91	1.59	0.66	2.31	(0.03)	0.66
Redemption fees (see Note 2)	— [2]	— [2]	— [2]	— [2]	— [2]	— [2]
Less distributions:
Distributions from net realized gains	(1.34)	(1.06)	(0.59)	(0.34)	(0.60)	(1.55)

Total distributions	(1.34)	(1.06)	(0.59)	(0.34)	(0.60)	(1.55)

Net asset value, end of period	$7.15	$7.58	$7.05	$6.98	$5.01	$5.64

Total return3 5	14.26%	26.42%	9.96%	50.28%	(1.41)%	16.32%
Supplemental data and ratios:
Net assets, end of period (in thousands)	$636,944	$579,244	$518,291	$517,179	$327,548	$323,540
Ratio of expenses to average net assets[4]	2.14%	2.18%	2.19%	2.24%	2.28%	2.32%
Ratio of net investment loss to average net assets[4]	(1.40)%	(1.58)%	(1.95)%	(2.13)%	(2.21)%	(1.76)%
Portfolio turnover rate[3]	25%	50%	56%	50%	62%	58%

[1]	Fund inception date was January 27, 2005.

[2]	Represents amounts less than $.005 per share.

[3]	Not annualized for periods less than one year.

[4]	Annualized.

[5]	In 2005, the Fund’s total return included a voluntary reimbursement by the Advisor for amounts relating to errors in applying the Funds’ cross-trading policies that had no impact on the total return.

See notes to financial statements.

WASATCH FUNDS — Financial Highlights (continued)

MICRO CAP VALUE FUND (for a share outstanding throughout each period)	Six Months Ended March 31 (Unaudited) 2006	Year or Period Ended September 30
		2005	2004	2003[1]
Net asset value, beginning of period	$2.72	$2.57	$2.09	$2.00
Income (loss) from investment operations:
Net investment loss	(0.02)	(0.04)	(0.05)	(0.01)
Net realized and unrealized gains on investments	0.56	0.49	0.53	0.10
Net increase from payment by affiliate	—	— [2]	—	—

Total from investment operations	0.54	0.45	0.48	0.09
Redemption fees (see Note 2)	— [2]	— [2]	— [2]	— [2]
Less distributions:
Distributions from net realized gains	(0.26)	(0.30)	— [2]	—

Total distributions	(0.26)	(0.30)	—	—

Net asset value, end of period	$3.00	$2.72	$2.57	$2.09

Total return3 5	21.73%	19.87%	23.06%	4.50%
Supplemental data and ratios:
Net assets, end of period (in thousands)	$100,230	$86,903	$84,835	$70,706
Ratio of expenses to average net assets:
Net of waivers and reimbursements4 6	2.25%	2.25%	2.27%	2.50%
Before waivers and reimbursements[4]	2.32%	2.36%	2.38%	2.73%
Ratio of net investment loss to average net assets:
Net of waivers and reimbursements[4]	(1.26)%	(1.41)%	(1.76)%	(1.97)%
Before waivers and reimbursements[4]	(1.33)%	(1.52)%	(1.87)%	(2.20)%
Portfolio turnover rate[3]	49%	85%	101%	4%

SMALL CAP GROWTH FUND (for a share outstanding throughout each period)	Six Months Ended March 31 (Unaudited) 2006	Year Ended September 30
		2005	2004	2003	2002	2001
Net asset value, beginning of period	$41.23	$34.94	$32.43	$23.83	$26.18	$34.89
Income (loss) from investment operations:
Net investment loss	(0.10)	(0.25)	(0.33)	(0.28)	(0.35)	(0.15)
Net realized and unrealized gains (losses) on investments	3.62	7.32	3.01	8.88	(1.55)	(2.73)
Net increase from payment by affiliate	—	— [2]	—	—	—	—

Total from investment operations	3.52	7.07	2.68	8.60	(1.90)	(2.88)
Redemption fees (see Note 2)	— [2]	— [2]	— [2]	— [2]	— [2]	0.02
Less distribution:
Distributions from net realized gains	(4.82)	(0.78)	(0.17)	— [2]	(0.45)	(5.85)

Total distributions	(4.82)	(0.78)	(0.17)	—	(0.45)	(5.85)

Net asset value, end of period	$39.93	$41.23	$34.94	$32.43	$23.83	$26.18

Total return3 7	9.46%	20.73%	8.27%	36.15%	(7.53)%	(8.61)%
Supplemental data and ratios:
Net assets, end of period (in thousands)	$1,436,786	$1,357,862	$1,191,702	$1,134,398	$735,417	$553,416
Ratio of expenses to average net assets[4]	1.17%	1.18%	1.20%	1.25%	1.31%	1.36%
Ratio of net investment loss to average net assets[4]	(0.55)%	(0.62)%	(0.91)%	(1.08)%	(1.25)%	(0.83)%
Portfolio turnover rate[3]	18%	36%	41%	63%	51%	40%

[1]	Fund inception date was July 28, 2003.

[2]	Represents amounts less than $.005 per share.

[3]	Not annualized for periods less than one year.

[4]	Annualized.

[5]	In 2005, the Fund’s total return included a voluntary reimbursement by the Advisor for a realized investment loss that had no impact on the total return.

[6]	On February 1, 2004, the Advisor reduced the contractual expense limitation from 2.50% to 2.25% through January 31, 2005. As a result, the effective expense ratio net of waivers and reimbursements for the period ended September 30, 2004 was 2.27%.

[7]	In 2005, the Fund’s total return included a voluntary reimbursement by the Advisor for amounts relating to errors in applying the Funds’ cross-trading policies that had no impact on the total return. The effect of net realized gains on the disposal of investments in violation of an investment restriction on total return was less than .01%.

See notes to financial statements.

MARCH 31, 2006

SMALL CAP VALUE FUND (for a share outstanding throughout each period)	Six Months Ended March 31 (Unaudited) 2006	Year Ended September 30
		2005	2004	2003	2002	2001
Net asset value, beginning of period	$5.67	$5.54	$4.62	$3.21	$3.76	$3.51
Income (loss) from investment operations:
Net investment income (loss)	0.04	0.05	(0.01)	(0.02)	(0.02)	—
Net realized and unrealized gains (losses) on investments	0.66	0.86	0.93	1.43	(0.43)	0.56
Net increase from payment by affiliate	—	— [1]	—	—	—	—

Total from investment operations	0.70	0.91	0.92	1.41	(0.45)	0.56
Redemption fees (see Note 2)	— [1]	— [1]	— [1]	— [1]	— [1]	— [1]
Less distributions:
Dividends from net investment income	(0.07)	—	—	—	—	—
Distributions from net realized gains	(0.72)	(0.78)	— [1]	—	(0.10)	(0.31)

Total distributions	(0.79)	(0.78)	—	—	(0.10)	(0.31)

Net asset value, end of period	$5.58	$5.67	$5.54	$4.62	$3.21	$3.76

Total return4 5	13.80%	19.47%	19.73%	43.93%	(12.35)%	18.04%
Supplemental data and ratios:
Net assets, end of period (in thousands)	$757,536	$734,842	$734,266	$651,261	$428,082	$487,095
Ratio of expenses to average net assets[2]	1.68%	1.72%	1.73%	1.78%	1.81%	1.92%
Ratio of net investment income (loss) to average net assets[2]	1.32%	0.94%	(0.26)%	(0.43)%	(0.44)%	(0.31)%
Portfolio turnover rate[4]	18%	43%	56%	69%	69%	41%

STRATEGIC INCOME FUND (for a share outstanding throughout the period)	Period Ended March 31 (Unaudited) 2006[3]
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income	0.08
Net realized and unrealized gains on investments	0.10

Total from investment operations	0.18
Redemption fees (see Note 2)	— [1]
Less distributions:
Distributions from net investment income	(0.07)

Total distributions	(0.07)

Net asset value, end of period	$10.11

Total return[4]	1.79%
Supplemental data and ratios:
Net assets, end of period (in thousands)	$7,609
Ratio of expenses to average net assets:
Net of waivers and reimbursements[2]	0.95%
Before waivers and reimbursements[2]	5.63%
Ratio of net investment income to average net assets:
Net of waivers and reimbursements[2]	6.49%
Before waivers and reimbursements[2]	1.81%
Portfolio turnover rate[4]	1%

[1]	Represents amounts less than $.005 per share.

[2]	Annualized.

[3]	Fund inception date was February 1, 2006.

[4]	Not annualized for periods less than one year.

[5]	In 2005, the Fund’s total return included a voluntary reimbursement by the Advisor for amounts relating to errors in applying the Funds’ cross-trading policies that had no impact on the total return.

See notes to financial statements.

WASATCH FUNDS — Financial Highlights (continued)	MARCH 31, 2006

ULTRA GROWTH FUND (for a share outstanding throughout each period)	Six Months Ended March 31 (Unaudited) 2006	Year Ended September 30
		2005	2004	2003	2002	2001
Net asset value, beginning of period	$27.98	$24.07	$25.43	$16.52	$19.15	$27.17
Income (loss) from investment operations:
Net investment loss	(0.15)	(0.38)	(0.42)	(0.29)	(0.25)	(0.21)
Net realized and unrealized gains (losses) on investments	2.61	5.26	(0.68)	9.19	(1.48)	(2.49)
Net increase from payment by affiliate	—	— [1]	—	—	—	—

Total from investment operations	2.46	4.88	(1.10)	8.90	(1.73)	(2.70)
Redemption fees (see Note 2)	— [1]	— [1]	— [1]	1 0.01	0.02	0.07
Less distributions:
Distributions from net realized gains	(3.78)	(0.97)	(0.26)	—	(0.92)	(5.39)

Total distributions	(3.78)	(0.97)	(0.26)	—	(0.92)	(5.39)

Net asset value, end of period	$26.66	$27.98	$24.07	$25.43	$16.52	$19.15

Total return3 4	10.14%	21.00%	(4.44)%	53.93%	(9.74)%	(10.89)%
Supplemental data and ratios:
Net assets, end of period (in thousands)	$390,402	$389,894	$427,013	$538,939	$277,404	$86,097
Ratio of expenses to average net assets:
Net of waivers and reimbursements[2]	1.46%	1.50%	1.50%	1.57%	1.71%	1.75%
Before waivers and reimbursements[2]	1.46%	1.50%	1.50%	1.57%	1.71%	1.79%
Ratio of net investment loss to average net assets:
Net of waivers and reimbursements[2]	(1.14)%	(1.30)%	(1.39)%	(1.50)%	(1.67)%	(1.39)%
Before waivers and reimbursements[2]	(1.14)%	(1.30)%	(1.39)%	(1.50)%	(1.67)%	(1.43)%
Portfolio turnover rate[3]	49%	65%	67%	76%	78%	123%

U.S. TREASURY FUND (for a share outstanding throughout each period)	Six Months Ended March 31 (Unaudited) 2006	Year Ended September 30
		2005	2004	2003	2002	2001
Net asset value, beginning of period	$14.68	$13.77	$13.68	$14.04	$12.97	$12.00
Income (loss) from investment operations:
Net investment income	0.09	0.45	0.70	0.72	0.66	0.65
Net realized and unrealized gains (losses) on investments	(0.74)	1.05	0.11	(0.48)	1.17	0.87

Total from investment operations	(0.65)	1.50	0.81	0.24	1.83	1.52
Redemption fees (see Note 2)	0.01	0.01	0.01	0.03	0.01	0.01
Less distributions:
Distributions from net investment income	(0.42)	(0.60)	(0.73)	(0.63)	(0.77)	(0.56)

Total distributions	(0.42)	(0.60)	(0.73)	(0.63)	(0.77)	(0.56)

Net asset value, end of period	$13.62	$14.68	$13.77	$13.68	$14.04	$12.97

Total return[3]	(4.44)%	11.41%	6.27%	2.17%	15.38%	12.89%
Supplemental data and ratios:
Net assets, end of period (in thousands)	$186,723	$82,599	$45,088	$67,134	$83,879	$66,195
Ratio of expenses to average net assets:
Net of waivers and reimbursements[2]	0.70%	0.75%	0.75%	0.75%	0.75%	0.75%
Before waivers and reimbursements[2]	0.70%	0.86%	0.94%	0.91%	0.98%	0.95%
Ratio of net investment income to average net assets:
Net of waivers and reimbursements[2]	4.04%	4.01%	4.50%	4.67%	5.51%	5.34%
Before waivers and reimbursements[2]	4.04%	3.90%	4.31%	4.51%	5.28%	5.14%
Portfolio turnover rate[3]	1%	19%	4%	37%	22%	41%

[1]	Represents amounts less than $.005 per share.

[2]	Annualized.

[3]	Not annualized for periods less than one year.

[4]	In 2005, the Fund’s total return included a voluntary reimbursement by the Advisor for amounts relating to errors in applying the Funds’ cross-trading policies that had no impact on the total return.

See notes to financial statements.

WASATCH FUNDS — Notes to Financial Statements	MARCH 31, 2006 (UNAUDITED)

1. ORGANIZATION

Wasatch Funds, Inc. is a Minnesota corporation registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and consists of 12 series or “funds” (each a “Fund” and collectively the “Funds”). The Core Growth, Global Science & Technology, Heritage Growth, International Growth, International Opportunities, Micro Cap, Micro Cap Value, Small Cap Growth, Small Cap Value, Strategic Income and Ultra Growth Funds (collectively the “Equity Funds”) are non-diversified funds and the Wasatch-Hoisington U.S. Treasury Fund (“U.S. Treasury Fund”) is a diversified fund. Each Fund maintains its own investment objective. The Funds have entered into an investment advisory agreement with Wasatch Advisors, Inc. (the “Advisor”) as investment advisor.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in conformity with United States of America generally accepted accounting principles (“GAAP”). The following is a summary of significant policies related to investments of the Funds held at March 31, 2006.

Valuation of Securities — Securities are valued as of the close of the New York Stock Exchange (generally 4:00 p.m. Eastern Time) on the valuation date. Equity securities are valued using a commercial pricing service at the latest quoted sales price taken from the primary market in which each security trades and, with respect to equity securities traded on Nasdaq, such securities are valued using the Nasdaq Official Closing Price (“NOCP”) or last sales price if no NOCP is available. If there are no sales on any exchange or market on a given day, then the security is valued at the most recent bid price. Debt securities (other than short-term instruments) are valued at current market value by a commercial pricing service, or by using the last sale or bid price. Short term securities, which mature in 60 days or less, are valued at amortized cost, which approximates market value. If market quotations are not readily available for the Funds’ investments in securities such as restricted securities, private placements, securities for which trading has been halted or other illiquid securities, these investments will be valued at fair value in accordance with Board-approved Pricing Policies and Procedures by the Pricing Committee of the Advisor with oversight by the Board of Directors. Fair value is defined as the amount the owner of a security might reasonably expect to receive upon a current sale. For each applicable investment that is fair valued, the Pricing Committee considers, to the extent applicable, various factors including, but not limited to, the financial condition of the company or limited partnership, operating results, prices paid in follow-on rounds, comparable companies in the public market, the nature and duration of the restrictions for holding the securities, and other relevant factors.

Additionally, a Fund’s investments will be valued at fair value by the Pricing Committee if the Advisor determines that an event impacting the value of an investment occurred between the closing time of a security’s primary market or exchange (for example, a foreign exchange or market) and the time the Fund’s share price is calculated. Significant events include, but are not limited to the following: significant fluctuations in domestic markets, foreign markets or foreign currencies; occurrences not directly tied to the securities markets such as natural disasters, armed conflicts or significant governmental actions; and major announcements affecting a single issuer or an entire market or market sector. In responding to a significant event, the Pricing Committee would determine the fair value of affected securities considering factors including, but not limited to: index options and futures traded subsequent to the close; ADRs, GDRs or other related receipts; currency spot or forward markets that trade after pricing of the foreign exchange; other derivative securities traded after the close such as SPDRs and other exchange traded funds (ETFs); and alternative market quotes on the affected securities. In addition, the Funds may use a systematic fair valuation model provided by an independent third party in certain circumstances to assist in adjusting the valuation of foreign securities.

As of March 31, 2006, the aggregate amount of fair valued securities, excluding any foreign securities fair valued pursuant to a systematic fair valuation model, as a percentage of net assets for the Funds was as follows:

Core Growth Fund	0.17%
Global Science & Technology Fund	0.87%
Heritage Growth Fund	—
International Growth Fund	1.57%
International Opportunities Fund	0.76%
Micro Cap Fund	0.13%
Micro Cap Value Fund	1.03%
Small Cap Growth Fund	1.88%
Small Cap Value Fund	3.05%
Strategic Income Fund	1.77%
Ultra Growth Fund	2.35%
U.S. Treasury Fund	—

Foreign Currency Translations — Values of investments denominated in foreign currencies are converted into U.S. dollars using the current exchange rate. Purchases and sales of investments and dividend income are translated into U.S. dollars using the current exchange rate prevailing on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. Transactions in foreign denominated assets may involve greater risks than domestic transactions, including currency, political, economic, regulatory and market risks.

At March 31, 2006, the foreign currencies held by the Funds were as follows (amounts in U.S. dollars):

	Cost of Currency	Market Value of Currency
Core Growth Fund
Indian Rupee	$2,483,941	$2,483,941

Global Science & Technology Fund
Swiss Franc	$4,037	$4,037
Taiwan Dollar	3,751	3,752

	$7,788	$7,789

(Continued next page.)

WASATCH FUNDS — Notes to Financial Statements (continued)

	Cost of Currency	Market Value of Currency
International Growth Fund
British Pound	$3	$3
Japanese Yen	21,054	21,057
Swedish Krona	303,264	301,786
Swiss Franc	40,916	40,916
Taiwan Dollar	1,601,642	1,593,528

	$1,966,879	$1,957,290

International Opportunities Fund
Japanese Yen	$664,241	$654,866
Taiwan Dollar	62,663	63,521

	$726,904	$718,387

Micro Cap Fund
Taiwan Dollar	$928	$915

Micro Cap Value Fund
Taiwan Dollar	$2,382	$2,370

Small Cap Growth Fund
Taiwan Dollar	$7,708,788	$7,726,362

Small Cap Value Fund
Taiwan Dollar	$124,195	$122,366

Strategic Income Fund
Swedish Krona	$3,547	$3,530

Investment in Securities and Related Investment Income — Security transactions are accounted for on the trade date. Gains or losses on securities sold are determined on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date except that certain dividends from foreign securities may be recorded after the ex-dividend date based on when the Fund is informed of the dividend. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized using the interest method. To the extent dividends received from Real Estate Investment Trust securities include return of capital distributions, such distributions are recorded as income, and adjusted accordingly for tax purposes.

Short Sales — To a limited extent, the Equity Funds may enter into short sales whereby a fund sells a security it generally does not own (the security is borrowed), in anticipation of a decline in the security’s price. The initial amount of a short sale is recorded as a liability which is marked to market daily. Fluctuations in the value of the short liability are recorded as unrealized gains or losses. If a fund shorts a security when also holding a long position in the security (a “short against the box”), as the security’s price declines, the short position increases in value, offsetting the long position’s decrease in value. The opposite effect occurs if the security’s price rises. A fund realizes a gain or loss upon closing of the short sale (returning the security to the counterparty by way of purchase or delivery of a long position owned). The Funds are liable to the buyer for any dividends payable on securities while those securities are in a short position. These dividends are an expense of the Funds. The Funds designate collateral consisting of cash, U.S. government securities or other liquid assets sufficient to collat-eralize the market value of short positions.

Options Transactions — The Equity Funds may buy and sell put and call options, write covered put and call options, including over-the-counter options, on portfolio securities where the completion of the obligation is dependent upon the credit standing of another party. The risk in writing a call option is that a Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that a Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that a Fund pays a premium whether or not the option is exercised. A Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. Option contracts are valued daily and unrealized appreciation or depreciation is recorded. A Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Repurchase Agreements — The Funds may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase and the fund to resell the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligation, including interest. Generally, in the event of counterparty default, the fund has the right to use the collateral to offset losses incurred.

Federal Income Taxes — It is the Funds’ policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to shareholders. Accordingly, no provision for federal income or excise taxes has been made.

Expenses — The Funds contract for various services mostly on a collective basis. Most expenses are directly attributable to each Fund and therefore are charged accordingly. Expenses that are not directly attributable to one or more Funds are allocated among applicable Funds on an equitable and consistent basis considering such things as the nature and type of expense and the relative net assets of the Funds.

Use of Management Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported changes in net assets during the reporting period. Actual results could differ from those estimates.

Guarantees and Indemnifications — In the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or its affiliates that have not yet occurred. Based on experience, however, the risk of loss is expected to be remote.

MARCH 31, 2006 (UNAUDITED)

Redemption Fees — The Funds deduct a fee of 2.00% from redemption proceeds on shares of the Funds held two months or less. Redemption fees retained by the Funds are credited to additional paid-in capital.

3. DISTRIBUTIONS

Dividends from net investment income and net realized gains, if any, are declared and paid at least annually for all Funds, except for dividends from net investment income for the Strategic Income and U.S. Treasury Funds, which are declared and paid quarterly. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividend-paid deduction (tax equalization).

To the extent these book and tax differences are permanent in nature, such amounts are reclassified at the end of the fiscal year among paid-in capital in excess of par value, undistributed net investment income (loss) and undistributed net realized gain (loss) on investments.

4. PURCHASES AND SALES OF SECURITIES

Cost of investment securities purchased and proceeds from sales of investment securities, excluding U.S. government and short-term securities for the period ended March 31, 2006 are summarized below:

	Core Growth Fund	Global Science & Technology Fund	Heritage Growth Fund	International Growth Fund	International Opportunities Fund	Micro Cap Fund
Purchases	$219,611,379	$47,241,334	$103,136,299	$142,879,841	$6,238,948	$143,991,153
Sales	(377,744,514)	(27,830,780)	(97,593,260)	(133,943,284)	(5,334,454)	(181,236,816)

	Micro Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Strategic Income Fund[1]	Ultra Growth Fund
Purchases	$42,155,324	$260,909,752	$129,507,475	$5,815,650	$180,224,484
Sales	(49,368,444)	(234,141,669)	(195,083,384)	(46,514)	(215,466,901)

[1]	Inception date of the Fund was February 1, 2006.

Purchases and sales of U.S. Government securities in the U.S. Treasury Fund were $108,803,474 and $(1,014,750), respectively.

5. OPTIONS CONTRACTS WRITTEN

Options written activity during the period ended March 31, 2006 was as follows:

	Options Outstanding at Beginning of Period	Written	Closed	Exercised	Expired	Options Outstanding at End of Period
Micro Cap Value Fund
Premium amount	$180,487	$77,223	$—	$(303)	$(180,330)	$77,077
Number of contracts	946	520	—	(2)	(945)	519
Small Cap Value Fund
Premium amount	$123,745	$5,025	$—	$—	$(123,745)	$5,025
Number of contracts	500	30	—	—	(500)	30

WASATCH FUNDS — Notes to Financial Statements (continued)

6. FEDERAL INCOME TAX INFORMATION

As of March 31, 2006, the cost and unrealized appreciation (depreciation) of securities, excluding written options and securities sold short, on a tax basis were as follows:

	Core Growth Fund	Global Science & Technology Fund	Heritage Growth Fund	International Growth Fund	International Opportunities Fund	Micro Cap Fund
Cost	$1,276,763,271	$107,555,865	$285,658,846	$289,457,277	$25,983,780	$475,166,447

Gross appreciation	$508,905,954	$27,164,950	$41,058,985	$124,313,795	$11,766,089	$186,541,895
Gross (depreciation)	(42,075,138)	(4,854,660)	(9,242,654)	(6,860,265)	(1,260,239)	(26,568,390)

Net appreciation (depreciation)	$466,830,816	$22,310,290	$31,816,331	$117,453,530	$10,505,850	$159,973,505

	Micro Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Strategic Income Fund[1]	Ultra Growth Fund	U.S. Treasury Fund
Cost	$79,262,305	$1,070,094,479	$543,092,994	$7,638,338	$307,861,361	$189,221,297

Gross appreciation	$26,673,753	$434,298,356	$223,475,886	$179,072	$89,479,074	$1,471,915
Gross (depreciation)	(5,608,437)	(36,899,989)	(11,736,385)	(86,800)	(7,849,716)	(5,159,323)

Net appreciation (depreciation)	$21,065,316	$397,398,367	$211,739,501	$92,272	$81,629,358	$(3,687,408)

[1]	Inception date of the Fund was February 1, 2006.

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain securities gains and losses.

The components of accumulated earnings on a tax basis as of September 30, 2005 were as follows:

	Core Growth Fund	Global Science & Technology Fund	Heritage Growth Fund	International Growth Fund	International Opportunities Fund[1]	Micro Cap Fund
Undistributed ordinary income	$15,814,387	$—	$5,874,006	$—	$—	$6,716,824
Undistributed capital gains	105,075,946	1,860,011	2,653,376	—	—	88,752,752

Accumulated earnings	120,890,333	1,860,011	8,527,382	—	—	95,469,576
Accumulated capital and other losses	—	—	—	(218,658)	(376,739)	—
Other undistributed ordinary losses	—	(10,891)	(2,722)	(103,296)	(296,833)	—
Net unrealized appreciation*	371,609,076	10,797,496	19,739,710	86,653,707	3,229,711	130,203,645

Total accumulated earnings	$492,499,409	$12,646,616	$28,264,370	$86,331,753	$2,556,139	$225,673,221

	Micro Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Ultra Growth Fund	U.S. Treasury Fund
Undistributed ordinary income	$2,113,359	$3,535,080	$16,160,916	$—	$1,845,986
Undistributed capital gains	5,700,226	147,336,206	77,992,022	45,678,741	—

Accumulated earnings	7,813,585	150,871,286	94,152,938	45,678,741	1,845,986
Accumulated capital and other losses	—	—	—	—	(5,635,755)
Other undistributed ordinary losses	(12,815)	—	—	—	—
Net unrealized appreciation*	15,393,489	307,478,660	154,057,005	55,123,713	6,197,868

Total accumulated earnings	$23,194,259	$458,349,946	$248,209,943	$100,802,454	$2,408,099

[1]	Inception date of the Fund was January 27, 2005.

*	On investments, securities sold short, derivative and foreign currency denominated assets and liabilities.

MARCH 31, 2006 (UNAUDITED)

Capital loss carryforwards are available through the date specified below to offset future realized net capital gains. To the extent future gains are offset by capital loss carryforwards, such gains will not be distributed.

Capital loss carryforwards expire September 30:

Fund	2008	2009	2010	2011	2012	2013
International Growth Fund	$—	$—	$—	$—	$—	$218,658
U.S. Treasury Fund	485,296	4,318,964	831,495	—	—	—

As of September 30, 2005, the International Opportunities Fund had $376,739 of post-October capital losses. As of September 30, 2005, the Global Science & Technology, International Growth, and International Opportunities Funds had $16,721, $103,296 and $263,927, respectively, of post-October currency losses. Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first day of the following tax year.

The tax character of distributions paid during the period ended March 31, 2006 was as follows:

2006	Core Growth Fund	Global Science & Technology Fund	Heritage Growth Fund	International Growth Fund	International Opportunities Fund	Micro Cap Fund
Ordinary income	$23,612,851	$—	$386,224	$—	$—	$—
Capital gain	123,744,637	1,860,003	8,141,020	9,365	—	101,306,137

Total	$147,357,488	$1,860,003	$8,527,244	$9,365	$—	$101,306,137

2006	Micro Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Strategic Income Fund[1]	Ultra Growth Fund	U.S. Treasury Fund
Ordinary income	$—	$—	$8,588,688	$51,379	$—	$4,906,641
Capital gain	8,245,400	159,627,544	89,640,909	—	51,353,960	—

Total	$8,245,400	$159,627,544	$98,229,597	$51,379	$51,353,960	$4,906,641

The tax character of distributions paid during the year or period ended September 30, 2005 was as follows:

2005	Core Growth Fund	Global Science & Technology Fund	Heritage Growth Fund	International Growth Fund	International Opportunities Fund[2]	Micro Cap Fund
Ordinary income	$9,428,971	$—	$45,181	$—	$—	$3,229,671
Capital gain	50,650,388	—	—	411,692	—	74,334,485

Total	$60,079,359	$—	$45,181	$411,692	$—	$77,564,156

2005	Micro Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Ultra Growth Fund	U.S. Treasury Fund
Ordinary income	$8,935,853	$—	$24,887,725	$—	$2,078,313
Capital gain	947,139	26,587,298	78,849,850	16,837,407	—

Total	$9,882,992	$26,587,298	$103,737,575	$16,837,407	$2,078,313

[1]	Inception date of the Fund was February 1, 2006.

[2]	Inception date of the Fund was January 27, 2005.

The tax character of distributions paid may differ from that shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes.

WASATCH FUNDS — Notes to Financial Statements (continued)

7. RELATED PARTY TRANSACTIONS

Investment Advisory Fees — As the Fund’s investment advisor, the Advisor receives a monthly fee calculated on average daily net assets. The Advisor has contractually agreed to waive its fees and/or reimburse a Fund should a Fund’s operating expenses exceed a specified annual limitation through at least January 31, 2007. Investment advisory fees and fees waived, if any, for the period ended March 31, 2006 are disclosed in the Statements of Operations. Investment advisory fee and expense limitation annual rates are shown below.

	Core Growth Fund	Global Science & Technology Fund	Heritage Growth Fund	International Growth Fund	International Opportunities Fund	Micro Cap Fund
Advisory Fee	1.00%	1.50%	0.70%	1.50%	2.00%	2.00%
Expense Limitation	1.50%	1.95%	0.95%	1.95%	2.25%	2.50%

	Micro Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Strategic Income Fund	Ultra Growth Fund	U.S. Treasury Fund
Advisory Fee	2.00%	1.00%	1.50%	0.70%	1.25%	0.50%
Expense Limitation	2.25%	1.50%	1.95%	0.95%	1.75%	0.75%

Payments by Affiliates — The Advisor reimbursed the Wasatch International Growth Fund during the period for an amount relating to an incorrect settlement. The amount of the reimbursement was $56,566 or $0.0031 per share based upon the shares outstanding as of March 31, 2006.

Organizational Costs — A newly formed Fund can incur organizational costs that may include such expenses as state registration fees, as well as legal and printing costs. The Advisor typically pays these costs and is reimbursed by the Fund within the first year of operation. As of March 31, 2006, the Strategic Income Fund’s Statement of Assets and Liabilities reflects an amount payable to the Advisor for organizational costs of $22,777.

Affiliated Interests — An officer of the Funds owns approximately 17% and 27% of the shares outstanding of the International Opportunities and Strategic Income Funds, respectively, as of March 31, 2006.

MARCH 31, 2006 (UNAUDITED)

8. TRANSACTIONS WITH AFFILIATES

If a Fund’s holding represents ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate as defined by the 1940 Act. The following Funds conducted transactions during the period ended March 31, 2006 with “affiliated companies” as so defined:

	Share Activity					Dividends Credited to Income for the Six Months ended 3/31/06	Gain Realized on Sale of Shares for the Six Months ended 3/31/06
	Balance 9/30/05	Purchases	Sales	Balance 3/31/06
Core Growth Fund
WCA Waste Corp.	778,075	—	—	778,075	*	$—	$—
Micro Cap Fund
Advanced Power Technology, Inc.	835,495	725	836,220	—	*	$—	$3,855,576
Commercial Solutions, Inc.	1,000,000	—	—	1,000,000		—	—
Encision, Inc.	340,000	—	104,740	235,260	*	—	30,182
Enpath Medical, Inc.	436,825	—	—	436,825		—	—
Epic Bancorp	—	192,400	—	192,400		7,696	—
inTEST Corp.	528,500	—	—	528,500		—	—
IRIDEX Corp.	650,575	—	201,300	449,275		—	940,642
Ophthalmic Imaging Systems, Inc.	—	797,000	—	797,000	*	—	—
U.S. Physical Therapy, Inc.	632,862	72,350	61,800	643,412		—	291,206

						$7,696	$5,117,606
Small Cap Growth Fund
AmSurg Corp.	1,486,133	—	536,055	950,078	*	$—	$3,001,164
Small Cap Value Fund
Transport Corporation of America, Inc.	392,442	—	392,442	—	*	$—	$1,394,261
U.S. Physical Therapy, Inc.	541,025	80,505	—	621,530		—	—

						—	$1,394,261

*	No longer affiliated as of March 31, 2006.

WASATCH FUNDS — Notes to Financial Statements (continued)

9. RESTRICTED SECURITIES

The Funds may own investments that were purchased through private placement transactions or under Rule 144A under the Securities Act of 1933 (the “Securities Act”) and cannot be sold without prior registration under the Securities Act or may be limited due to certain restrictions. These securities are generally deemed to be illiquid and are valued at fair value as determined by a designated Pricing Committee, comprised of personnel of the Advisor, with oversight by the Board of Directors and in accordance with Board-approved Pricing Policies and Procedures. If and when such securities are registered, the costs of registering such securities are paid by the issuer. At March 31, 2006, the Funds held the following restricted securities:

	Security Type	Acquisition Date	Acquisition Cost	Fair Value	Value as % of Net Assets
Core Growth Fund
Brantley Mezzanine Finance, LLC	Common Units	9/21/04	$60,000	$—	—
Brantley Mezzanine Finance, LLC, 10.00%, 9/21/09	Corporate Bond	9/21/04	2,940,000	2,892,000	0.17%

			$3,000,000	$2,892,000	0.17%
Global Science & Technology Fund
Acusphere, Inc.	Warrants	7/29/04 - 10/20/04	$—	$—	—
Incipient, Inc., Series D	Preferred Stock	2/7/06	139,219	139,219	0.11%
Montagu Newhall Global Partners II-B, L.P.	LP Interest	10/10/03 - 3/20/06	122,144	109,957	0.08%
Neutral Tandem Inc., Series C	Preferred Stock	2/2/06	111,107	111,107	0.09%
Point Biomedical Corp.	Warrants	2/16/05	—	—	—
Point Biomedical Corp., Series F	Preferred Stock	2/16/05	150,000	120,000	0.09%
Xtera Communications, Inc., Series A-1	Preferred Stock	9/3/03	7,076	7,076	0.01%

			$529,546	$487,359	0.38%
Micro Cap Fund
DrugMax, Inc.	Warrants	12/1/04	$—	$—	—
Point Biomedical Corp.	Warrants	2/16/05	—	—	—
Point Biomedical Corp., Series F	Preferred Stock	2/16/05	1,000,000	800,000	0.13%

			$1,000,000	$800,000	0.13%
Micro Cap Value Fund
ACE Security Laminates Corp.	Warrants	11/23/04	$—	$—	—
Acusphere, Inc.	Warrants	7/29/04 - 10/20/04	—	—	—
CorVu Corp.	Warrants	11/17/03	—	—	—
DrugMax, Inc.	Warrants	12/1/04	—	—	—
Point Biomedical Corp.	Warrants	2/16/05	—	—	—
Point Biomedical Corp., Series F	Preferred Stock	2/16/05	200,000	160,000	0.16%
Saxon Energy Services, Inc.	Warrants	12/22/04	—	70,674	0.07%

			$200,000	$230,674	0.23%
Small Cap Growth Fund
Elder Health, Inc., Series G	Preferred Stock	11/1/04	$571,428	$571,428	0.04%
Incipient, Inc., Series D	Preferred Stock	2/7/06	1,860,778	1,860,778	0.13%
Montagu Newhall Global Partners II-B, L.P.	LP Interest	10/10/03 - 3/20/06	1,221,935	1,100,077	0.08%
Montagu Newhall Global Partners III-B, L.P.	LP Interest	3/16/06	37,500	37,500	—
Nanosys, Inc., Series D	Preferred Stock	11/8/05	2,000,000	2,000,000	0.14%
Neutral Tandem Inc., Series C	Preferred Stock	2/2/06	1,485,102	1,485,102	0.10%
NXStage Medical, Inc.	Common Stock	7/8/05 - 7/15/05	1,117,371	1,591,032	0.11%
Point Biomedical Corp.	Warrants	2/16/05	—	—	—
Point Biomedical Corp., Series F	Preferred Stock	2/16/05	2,000,000	1,600,000	0.11%
TargetRX, Inc., Series D	Preferred Stock	4/8/05	769,098	769,098	0.05%
Zonare Medical Systems, Inc.	Warrants	6/30/04	—	—	—
Zonare Medical Systems, Inc., Series E	Preferred Stock	6/30/04	1,500,000	1,343,162	0.10%

			$12,563,212	$12,358,177	0.86%

MARCH 31, 2006 (UNAUDITED)

9. RESTRICTED SECURITIES (continued)

	Security Type	Acquisition Date	Acquisition Cost	Fair Value	Value as % of Net Assets
Small Cap Value Fund
Brantley Mezzanine Finance, LLC	Common Units	9/21/04	$40,000	$—	—
Brantley Mezzanine Finance, LLC, 10.00%, 9/21/09	Corporate Bond	9/21/04	1,960,000	1,928,000	0.26%
CBRE Realty Financial, Inc.	Common Stock	6/2/05	7,125,000	7,125,000	0.94%
Crystal River Capital, Inc.	Common Stock	3/9/05	7,500,000	7,500,000	0.99%
JER Investors Trust, Inc.	Common Stock	5/27/04 - 12/9/04	6,033,919	6,548,022	0.86%
Saxon Energy Services, Inc.	Warrants	4/7/05	—	—	—

			$22,658,919	$23,101,022	3.05%
Ultra Growth Fund
Elder Health, Inc., Series G	Preferred Stock	11/1/04	$571,428	$571,428	0.15%
Montagu Newhall Global Partners II-B, L.P.	LP Interest	10/10/03 - 3/20/06	1,099,292	989,619	0.25%
Montagu Newhall Global Partners III-B, L.P.	LP Interest	3/16/06	37,500	37,500	0.01%
Nanosys, Inc., Series D	Preferred Stock	11/8/05	500,001	500,001	0.13%
Neutral Tandem Inc., Series C	Preferred Stock	2/2/06	403,796	403,796	0.10%
NXStage Medical, Inc.	Common Stock	8/18/04	1,500,000	2,277,726	0.58%
Ophthonix, Inc., Series C	Preferred Stock	9/23/05	500,000	500,000	0.13%
Point Biomedical Corp.	Warrants	2/16/05	—	—	—
Point Biomedical Corp., Series F	Preferred Stock	2/16/05	1,500,000	1,200,000	0.31%
TargetRX, Inc., Series D	Preferred Stock	4/8/05	230,904	230,904	0.06%
TherOx, Inc., Series I	Preferred Stock	7/7/05	999,998	999,998	0.26%
Transoma Medical, Inc., Series B	Preferred Stock	1/20/06	475,001	475,001	0.12%
Xtera Communications, Inc., Series A-1	Preferred Stock	9/3/03	99,065	99,065	0.02%
Zonare Medical Systems, Inc.	Warrants	6/30/04	—	—	—
Zonare Medical Systems, Inc., Series E	Preferred Stock	6/30/04	1,000,000	895,441	0.23%

			$8,916,985	$9,180,479	2.35%

LP Limited Partnership Interest

10. PURCHASE COMMITMENTS

In September 2003, the Global Science & Technology, Small Cap Growth and Ultra Growth Funds entered into subscription agreements to acquire limited partnership interests in Montagu Newhall Global Partners II-B, L.P. The remaining commitment amounts at March 31, 2006 were $375,000, $3,749,500 and $3,375,000, respectively. Securities held by the Funds have been designated to meet these purchase commitments.

In November 2004, the Small Cap Growth and Ultra Growth Funds entered into subscription agreements to acquire shares of Elder Health, Inc., Series G Pfd. The remaining commitment amounts at March 31, 2006 were $428,572 per Fund. Securities held by the Funds have been designated to meet these purchase commitments.

In December 2005, the Small Cap Growth and Ultra Growth Funds entered into subscription agreements to acquire limited partnership interests in Montagu Newhall Global Partners III-B, L.P. The remaining commitment amounts at March 31, 2006 were $1,462,500 per Fund. Securities held by the Funds have been designated to meet these purchase commitments.

11. CONTINGENT PAYMENTS

In February 2006, GeneOhm Sciences, Inc., a holding in the Small Cap Growth and Ultra Growth Funds, was acquired by Becton, Dickinson and Company. The purchase price consisted of an up-front cash payment and may include additional contingent payments up to $1,576,538 and $473,412, respectively, based on future events occurring on or before December 31, 2007.

WASATCH FUNDS — Directors and Officers	MARCH 31, 2006 (UNAUDITED)

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Complex Overseen by Director	Other Directorships Held by Director
Independent Directors:

D. James Croft, Ph.D. 12030 Sunrise Valley Drive Suite 200 Reston,VA 20191 Age: 63	Director	Indefinite Served as Director since 2005	Consultant since 2004 and Founder & Executive Director, Mortgage Asset Research Institute from 1990 to 2004.	12	None

James U. Jensen, J.D., MBA 44 North Wolcott Salt Lake City, UT 84103 Age: 61	Director and Chairman of the Board	Indefinite Served as Chairman of the Board since 2004 and Director since 1986	Co-founder and Chairman of the Board of Intelisum, Inc. (a company pursuing computer and measurement technology and products) since 2004; Consultant on corporate growth and technology transfer since 2004; Vice President, Corporate Development, Legal Affairs and General Counsel and Secretary, NPS Pharmaceuticals, Inc. from 1991 to 2004.	12	Private companies and foundations only

William R. Swinyard, Ph.D. 470 S. Woodland Hills Drive Woodland Hills, UT 84653 Age: 65	Director and Chairman of the Audit Committee	Indefinite Served as Chairman of the Audit Committee since 2004 and Director since 1986	Professor of Business Management and Holder of the Fred G. Meyer Chair of Marketing, Brigham Young University since 1978.	12	None

Interested Director:

Samuel S. Stewart, Jr., Ph.D., CFA* 150 Social Hall Avenue 4th Floor Salt Lake City, UT 84111 Age: 63	President and Director	Indefinite Served as President and Director since 1986	Chairman of the Board for Wasatch Advisors, Inc. (the “Advisor”) since 1975; Director of Research from 1975 to 2004; Chairman of the Board for the Funds from 1986 to 2004; Professor of Finance at the University of Utah from 1975 to 2000.	12	None

Officers:

Jeff S. Cardon, CFA 150 Social Hall Avenue 4th Floor Salt Lake City, UT 84111 Age: 48	Vice President	Indefinite Served as Vice President since 1986	President and Treasurer of the Advisor since 1999; Director of the Funds from 1986 to 2004: Director of the Advisor since 1985; Security Analyst for the Advisor since 1980.	N/A	N/A

Venice F. Edwards, CFA 150 Social Hall Avenue 4th Floor Salt Lake City, UT 84111 Age: 55	Vice President and Treasurer	Indefinite Served as Treasurer since 1996 and Vice President since September 2004	Chief Compliance Officer for the Advisor since 2004; Director of Compliance for the Advisor from 1995 to 2004 and Secretary of the Advisor since 1999; Portfolio Manager for the Advisor from 1983 to 1995.	N/A	N/A

Angela Palmer 150 Social Hall Avenue 4th Floor Salt Lake City, UT 84111 Age: 34	Chief Compliance Officer/ Secretary/ Assistant Treasurer	Indefinite Served as Chief Compliance Officer/ Secretary/Assistant Treasurer since September 2004	Chief Compliance Officer for the Funds since 2004; Director of Compliance for the Advisor since 2004 and Vice President of the Advisor since November 2004; Senior Compliance Administrator for the Advisor from 2003 to 2004; Administration Services Manager at UMB Fund Services, Inc. from 1999 to 2003.	N/A	N/A

*	Mr. Stewart is an Interested Director because he serves as a director and an officer of the Advisor.

Additional information about the Funds’ directors is provided in the Statement of Additional Information and is available without charge, upon request, by calling 800.551.1700.

WASATCH FUNDS — Supplemental Information	MARCH 31, 2006 (UNAUDITED)

PROXY VOTING POLICIES, PROCEDURES AND RECORD

A description of the policies and procedures that Wasatch Advisors uses to vote proxies related to the Funds’ portfolio securities is set forth in the Funds’ Statement of Additional Information which is available without charge, upon request, on the Funds’ web site at www.wasatchfunds.com or by calling 800.551.1700 and on the Securities and Exchange Commission’s (SEC) web site at www.sec.gov.

Wasatch Funds’ proxy voting record is available on the Funds’ web site at www.wasatchfunds.com and the SEC’s web site at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

QUARTERLY PORTFOLIO HOLDINGS DISCLOSURE ON FORM N-Q

The Funds file their complete schedules of investments with the SEC for their first and third fiscal quarters of each fiscal year, commencing with the quarter ended December 31, 2004, on Form N-Q. The Funds’ Form N-Q is available on the SEC’s web site at www.sec.gov, and may be viewed at the SEC’s Public Reference Room in Washington, D.C. (information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330).

DISCLOSURE REGARDING BOARD APPROVALS STRATEGIC INCOME FUND

At a meeting held on November 21, 2005, the Board of Directors of Wasatch Funds, Inc. (the “Company”), including the Independent Directors, unanimously approved the Advisory and Service Contract between the Company on behalf of the Strategic Income Fund and the Advisor (the “Strategic Advisory Contract”).

THE APPROVAL PROCESS

To assist the Board in its evaluation of an advisory contract with the Advisor, the Independent Directors received materials and other information in adequate time in advance of their meeting which outlined, among other things, (i) the terms and conditions of the Strategic Advisory Contract, including the nature, extent and quality of services to be provided to the Strategic Income Fund by the Advisor, and the structure and rates of the investment advisory fee charged for those services; (ii) a comparison of the Strategic Income Fund’s anticipated management fees and expected expense ratio in relation to averages of comparable unaffiliated funds; (iii) the expense cap for the Strategic Income Fund; (iv) the organization and business operations of the Advisor, including the experience of persons who will manage the Strategic Income Fund; (v) information on the estimated profitability to the Advisor of providing services to the Strategic Income Fund; and (vi) the extent to which the Advisor receives “fall out” or other benefits (including soft-dollar benefits).

In addition to the foregoing materials, independent legal counsel to the Independent Directors provided, in advance of the meeting, a legal memorandum outlining, among other things, the duties of the Directors under the 1940 Act as well as the general principles of relevant state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; an advisor’s fiduciary duty with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards of directors have fulfilled their duties and factors to be considered by the board in voting on advisory agreements.

At the Board meeting, the Advisor explained its investment strategies, discussed market conditions, highlighted any material issues and responded to questions from the Board. After the discussion and after reviewing the written materials, the Independent Directors met privately with their legal counsel to review the Board’s duties in reviewing advisory contracts and consider the approval of the Strategic Advisory Contract. It is with this background that the Directors considered the Strategic Advisory Contract for the Strategic Income Fund. The Independent Directors, in consultation with independent counsel, reviewed the factors set out in judicial decisions and SEC directives relating to the renewal of advisory contracts. As outlined in more detail below, the Independent Directors considered all factors they believed relevant with respect to the Strategic Income Fund, including the following: (a) the nature, extent and quality of the services to be provided by the Advisor; (b) the performance of the Advisor; (c) the costs of the services to be provided and profits estimated to be realized by the Advisor and its affiliates from the relationship with the Strategic Income Fund; (d) the extent to which economies of scale would be realized as the Strategic Income Fund grows; and (e) whether fee levels reflect any such economies of scale.

A. NATURE, EXTENT AND QUALITY OF SERVICES

In evaluating the nature, extent and quality of the Advisor’s services, the Directors reviewed information concerning the types of services (advisory and non-advisory or administrative services) to be provided under the Strategic Advisory Contract; narrative and statistical information concerning the Advisor’s performance record with other funds it advises; and information describing the Advisor’s organization and business. In connection with other Wasatch Funds, the Directors periodically meet with the Advisor’s personnel and review and evaluate their professional experience, qualifications and credentials. Given the Directors’ experience with other Wasatch Funds and the Advisor, the Directors noted that they were familiar with and have a good understanding of the organization, operations and personnel of the Advisor, including its research department and personnel. Based on their review, the Directors concluded that, overall, the nature, extent and quality of services expected to be provided to the Strategic Income Fund under the Strategic Advisory Contract were satisfactory.

B. THE INVESTMENT PERFORMANCE OF THE ADVISOR

As the Strategic Income Fund is new and does not have its own performance history, the Board reviewed and considered performance information regarding the Advisor’s past performance record with other Wasatch Funds.

WASATCH FUNDS — Supplemental Information (continued)

C. FEES, EXPENSES AND PROFITABILITY

1. Fees and Expenses

In evaluating the proposed management fees and expenses, the Directors considered the Strategic Income Fund’s management fees and expected expense ratios in absolute terms as well as compared with the fees and expenses of comparable peer groups of unaffiliated funds provided by an independent third party. In addition, the Directors considered the expense limitation agreement of the Advisor. At previous meetings, the Directors had also reviewed the fees charged by the Advisor for non-mutual fund institutional clients and for “high net worth” separate accounts and were familiar with the fees the Advisor assesses to these other clients. With respect to the fee and expense comparisons, the Directors received information prepared by an independent third party containing comparisons of the Strategic Income Fund’s investment advisory fees with industry peers. Based upon this information, the Directors noted that the Strategic Income Fund had advisory fees near or slightly lower than the average advisory fees paid by equity income funds, growth and income funds, conservative allocation funds and specialty real estate funds and an estimated expense ratio slightly lower than the average expense ratio of such funds. The Directors noted that since the Strategic Income Fund had not yet commenced operations, potential shareholders of the Strategic Income Fund would base their investment decision in part on its advisory fee and total expenses as disclosed in the Wasatch Funds prospectus.

2. Estimated Profitability of Fund Advisor

In conjunction with their review of fees, the Directors also considered estimated profit contribution to the Advisor as a result of its proposed relationship with the Strategic Income Fund. The Directors considered estimates of revenues to the Advisor at varying asset levels over a three-year period. The Directors reviewed with representatives of the Advisor assumptions and methods of allocation used by it in preparing the Fund — specific profitability data. The Directors, however, recognized the inherent limitations in determining proposed profitability, including the difficulty in establishing a method to allocate expenses across multiple investment products served by the Advisor and the assumptions made regarding future asset levels. The Directors also noted that the Advisor is privately held and is taxed as a Subchapter S corporation, thus certain expenses had to be attributed and/or estimated. The Directors also recognized that it is difficult to make comparisons of profitability from mutual fund management contracts because individual fund or product line profitability of other advisors is not generally publicly available and is affected by numerous factors, including the structure of the particular advisor, the types of funds it manages, its business mix, numerous assumptions regarding expense allocations, and the advisor’s capital structure and cost of capital. As noted below, in considering profitability, the Directors also considered the effect of fall-out benefits (such as soft-dollar arrangements) on the Advisor’s expenses. The Directors also considered the profitability of the Advisor’s relationships with the Funds before taxes and marketing expenses (including supermarket fees). Based on their review, the Directors were satisfied that the Advisor’s level of proposed profitability was reasonable in light of the services provided. The Directors, however, noted that the Advisor would not earn a profit from the Strategic Income Fund at lower asset levels, but concluded that they were satisfied that the Advisor would provide appropriate services to the Strategic Income Fund.

D. ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE

In reviewing the compensation, the Directors noted that similar to other Wasatch Funds, the advisory fee schedule for the Strategic Income Fund does not contain breakpoints that reduce the fee rate on assets above specified levels. The Directors recognized that breakpoints may be one way for the benefits of any economies of scale to be shared with investors. The Directors are cognizant that most of the Wasatch Funds invest in small- and micro-cap securities, and that, traditionally, the Advisor has periodically closed certain equity funds it advises at asset levels it believes are necessary or appropriate to manage the respective funds effectively. The Directors, however, noted that, in this case, the Advisor does not expect that it will need to close the Strategic Income Fund to control asset levels in the near term since the Strategic Income Fund’s investments are not expected to experience the same capacity constraints. The Directors are also aware of the Advisor’s position that, to the extent economies of scale exist, the proposed level of advisory fee reflects such economies of scale. The Directors noted that the advisory agreement for the other Funds does not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual fund. Considering the factors above, the Directors concluded that the absence of breakpoints in the Strategic Income Fund’s advisory fee schedule was acceptable.

E. INDIRECT BENEFITS

In evaluating fees, the Directors also considered any indirect benefits or profits the Advisor or its affiliates may receive as a result of its relationship with the Strategic Income Fund. In this regard, in connection with their experience with the Advisor for other Wasatch Funds, the Directors have previously reviewed information concerning the Advisor’s soft dollar arrangements, including its policies for allocating brokerage for brokerage and research services. In light of their experience, the Directors are familiar with the Advisor’s soft dollar arrangements and recognize that the Advisor’s profitability may be lower if the Advisor was required to pay for this research with hard dollars.

F. APPROVAL

The Directors did not identify any single factor discussed previously as all-important or controlling. The Directors, including a majority of Independent Directors, concluded that the terms of the Strategic Advisory Contract were fair and reasonable, that the Advisor’s fees are reasonable in

MARCH 31, 2006 (UNAUDITED)

light of the services expected to be provided to the Strategic Income Fund, and that the Strategic Advisory Contract should be and was approved.

WASATCH FUNDS OTHER THAN THE STRATEGIC INCOME FUND

At a meeting held on February 15, 2006, the Board of Directors of the Company, including the Independent Directors, unanimously approved the Advisory and Service Contract (the “Advisory Contract”) between each Fund (other than the Strategic Income Fund) and the Advisor and the Sub-Advisory Agreement between the Advisor and Hoisington Investment Management Company (the “Sub-Advisor”). The advisory contract for the Strategic Income Fund was not subject to consideration at this meeting because, as described above, the Directors approved its advisory contract at the Board meeting held on November 21, 2005.

THE APPROVAL PROCESS

To assist the Board in its evaluation of the Advisory Contract and Sub-Advisory Agreement, the Independent Directors met with independent counsel in Executive Session on February 1, 2006. In advance of this meeting, the Board received materials and other information which outlined, among other things:

•	the terms and conditions of the Advisory Contract and Sub-Advisory Agreement, including the nature, extent and quality of services provided by the Advisor and Sub-Advisor;

•	the organization and business operations of the Advisor and Sub-Advisor, including the experience of persons who manage the respective Funds;

•	the profitability of the Advisor from serving as advisor to the respective Fund (the prior year profitability of the Advisor as well as financial information regarding the Sub-Advisor, profitability analysis for advisors to unaffiliated investment companies and the expenses of the Advisor in providing the services);

•	the management fees of the Advisor, including comparisons of such fees with the management fees of comparable, unaffiliated funds prepared by an independent third party;

•	the sub-advisory fees of the Sub-Advisor with respect to the U.S. Treasury Fund (including the Sub-Advisor’s fee schedule for other clients);

•	the expenses of each Fund, including comparisons with the expense ratios of comparable, unaffiliated funds compiled by an independent third party;

•	the respective Fund’s past performance as well as such Fund’s performance compared to funds with similar investment objectives compiled by independent third parties and with recognized benchmarks; and

•	from independent counsel, a legal memorandum outlining, among other things, the duties of the Independent Directors under the 1940 Act, as well as the general principles of relevant state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; an advisor’s fiduciary duty with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards of directors have fulfilled their duties and factors to be considered by the Board in voting on advisory agreements.

The information provided for this meeting supplements the information the Board receives throughout the year regarding a Fund’s performance, expense ratios, portfolio composition, trade execution and sales activity. At the Executive Session on February 1, 2006, the Independent Directors discussed the materials provided, their duties in reviewing and approving advisory contracts, outstanding issues or other concerns and requested certain additional information in preparation for this meeting. The Independent Directors, in consultation with independent counsel, also reviewed the factors set out in judicial decisions and SEC directives relating to the renewal of advisory contracts. As outlined in more detail below, the Independent Directors considered all factors they believed relevant with respect to the Funds, including the following: (a) the nature, extent and quality of the services to be provided by the Advisor and Sub-Advisor; (b) the investment performance of the respective Fund as available (as described in further detail in Section B below); (c) the profits to be realized by the Advisor and its affiliates from the relationship with the Fund; (d) the extent to which economies of scale would be realized as a Fund grows; and (e) whether fee levels reflect these economies of scale for the benefit of Fund investors. The Independent Directors also met in Executive Session with independent counsel on February 14, 2006 to further discuss the Advisory Contract and Sub-Advisory Agreement and to review additional information provided by the Advisor and Sub-Advisor, including, in particular, the Advisor’s soft dollar arrangements.

A. NATURE, EXTENT AND QUALITY OF SERVICES

In evaluating the nature, extent and quality of the Advisor’s and Sub-Advisor’s services, the Independent Directors reviewed information concerning the types of services (advisory and non-advisory or administrative services) that the Advisor and Sub-Advisor or their affiliates provide to the respective Fund; the performance record of the applicable Fund; and information describing the Advisor’s and Sub-Advisor’s organization and business. In connection with their service as Independent Directors of the Company, the Independent Directors also periodically have met with the Advisor’s personnel and have evaluated their professional experience, qualifications and credentials. Given the Independent Directors’ experience with the Funds, Advisor and Sub-Advisor, the Independent Directors were familiar with and have a good understanding of the organization, operations, investment philosophy and personnel of the Advisor and Sub-Advisor. In connection with the discussion of key personnel for the Funds, the Board received additional materials regarding the changes or additions to the personnel involved with the management of the respective Fund, the continued investment philosophy and research process of the Advisor, and the compliance history of the Funds. As described above, management responded

WASATCH FUNDS — Supplemental Information (continued)

to several questions regarding the impact of management or responsibility changes on various Funds, including the Core Growth Fund, International Growth Fund, Global Science & Technology Fund and Ultra Growth Fund. The Independent Directors also considered the compensation arrangements of the portfolio managers and their holdings in the respective Funds to evaluate the stability of the Advisor’s personnel staffing and to assess the alignment of the portfolio manager’s interest with that of the respective Fund he/she manages. In light of the regulatory emphasis on compliance, in reviewing the services that have been provided to the Funds, the Independent Directors also considered the Advisor’s compliance structure, including its compliance personnel and regulatory history.

In their review of services, the Independent Directors also evaluated the quality of administrative or non-advisory services provided. The terms of the Advisory Contract provide that the Advisor shall administer the Company’s affairs to the extent requested by and subject to the supervision of the Board for the period and terms of the contract. In this regard, the Advisor, among other things, manages the external relationships that provide administration, transfer agency, distribution, accounting and custodial services for the Funds; directs the marketing activities; and manages the shareholder relationships for the Funds. As outlined in the materials provided to the Board, some of the services, other than investment management, provided to the Funds, include assistance with preparation and filing of regulatory and tax reports, preparation and distribution of prospectuses and shareholder reports, provision of information to Fund directors, analysis to ensure compliance with federal and state laws and regulations, valuation of portfolio securities, and oversight of the performance of the Funds’ service providers (administrator, fund accountant, transfer agent and custodian). The Advisor also pays for office space and facilities for the Funds.

With respect to the Sub-Advisor for the U.S. Treasury Fund, it was noted that the Sub-Advisory Agreement is essentially an agreement for portfolio management services only and the Sub-Advisor was not expected to supply other significant administrative services.

Based on their review, the Independent Directors found that, overall, the nature, extent and quality of services provided under the Advisory Contract and the Sub-Advisory Agreement were satisfactory on behalf of the applicable Fund.

B. THE INVESTMENT PERFORMANCE OF THE FUNDS

In evaluating each Fund’s performance, the Directors reviewed both short-term and long-term performance of each Fund relative to its peer group and relevant benchmarks. More specifically, the Independent Directors reviewed, among other things, materials reflecting the respective Fund’s historic performance for the one-, three-, five-, and 10-year periods ending December 31, 2005 (as applicable) compared to its respective benchmarks and unaffiliated funds in its investment category as well as a report prepared by an unaffiliated third party comparing the Fund’s total return for the one-, two-, three-, four-, five-, and 10-year periods ending December 31, 2005 (as applicable) compared to the performance of unaffiliated funds with similar investment objectives or classifications (a “Peer Group”) for the prescribed periods. In addition, the Independent Directors received reports prepared by a second unaffiliated party analyzing the Fund, including its performance.

In evaluating a Fund’s performance, the Independent Directors further considered the concentration and diversification of the portfolio and the availability of information about portfolio companies and target companies. The Independent Directors further considered the current and past practice of closing a Fund to further investment and the impact this practice has had on cash management for the Fund and the size of assets under management.

In evaluating a Fund’s performance, the Independent Directors gave greater weight to a Fund’s performance over longer periods of time. Further, the Independent Directors also recognized the limitations on some of the usefulness of the performance comparison information as the closest Peer Group for a Fund may not adequately reflect the Fund’s investment strategies and may be invested in sectors or industries in which the respective Fund has limited or no exposure. Based on their review and in light of the above considerations, the Independent Directors determined that the respective Fund’s investment performance over time had been satisfactory, except as noted.

The Heritage Growth, International Opportunities and Micro Cap Value Funds are each relatively new funds with performance histories that are too short for a meaningful assessment of performance.

The International Growth Fund’s short-term performance underperformed its benchmark for the one and three year periods, however, its absolute performance was considered satisfactory. Further, the Board recognized that the Advisor has recently modified the team of portfolio managers managing the International Growth Fund as well as proposed enhancements to the international research team and is currently satisfied with the initiatives the Advisor has taken with respect to this Fund. The Independent Directors also noted that this Fund is still relatively new with only a three year performance history available.

The Ultra Growth Fund’s short-term performance underperformed its benchmark; however, the Fund outperformed its benchmark in the longer time periods. Further, the Independent Directors recognized that the investment approach for this Fund may lead to greater volatility and a correspondingly greater impact on relative investment performance. It was also noted that additional research personnel were added to the team responsible for this Fund. Given the Fund’s longer term performance, the Independent Directors concluded that this Fund’s performance over time was satisfactory.

C. FEES, EXPENSES AND PROFITABILITY

1. Fees and Expenses

In its evaluation of fees and expenses, the Independent Directors reviewed the Advisor’s management fees and expense ratios for each Fund and the sub-advisory fee with respect to the U.S. Treasury Fund in absolute terms as well

MARCH 31, 2006 (UNAUDITED)

as with comparisons of fees and expenses of funds with similar objectives. In this regard, the Independent Directors reviewed and considered, among other things, comparisons of each Fund’s contractual management fees, total expenses (including and excluding non-12b-1 service fees), and non-management expenses (such as transfer agency, custodian, administrative and accounting fees) with those of unaffiliated funds in its Peer Group compiled by an independent third party. In addition, as noted above, the Independent Directors received a report on each Fund prepared by a second unaffiliated party analyzing the Fund, including its expenses. In reviewing fees, the Independent Directors also considered the expense limitation agreement provided by the Advisor for the Funds and the amounts the Advisor has reimbursed to the Funds for the last three fiscal years (as applicable) which effectively reduces the amount of advisory fees paid to the Advisor. In reviewing the materials, the Independent Directors considered not only the management fees, but also considered a Fund’s overall expenses.

Based upon their review, the Independent Directors noted that the following Funds had advisory and/or total expense ratios below or near the median for their respective Peer Group: the Core Growth Fund (advisory fees above median but actual total expenses were below the median), Heritage Growth Fund, and Small Cap Growth Fund. The remaining Funds, the Global Science & Technology, International Growth, International Opportunities, Micro Cap, Micro Cap Value, Small Cap Value, Ultra Growth and U.S. Treasury Funds have advisory fees and total expense ratios higher than the median in their Peer Group. In reviewing the fees of Funds with higher management fees than the median of their Peer Group, the Independent Directors noted that these Funds generally also had good long-term performance (Global Science & Technology, Micro Cap, Small Cap Value, Ultra Growth and U.S. Treasury Funds) or were relatively new Funds without a long-term performance record (International Growth, International Opportunities, and Micro Cap Value Funds). The Independent Directors recognized the Advisor’s and Sub-Advisor’s commitment to providing high quality investment advice to seek to achieve superior long term performance. In seeking to manage effectively assets in the small- and micro-cap asset classes, the Independent Directors note that the Advisor has historically agreed to close one or more Funds to new investors at certain asset levels and recognized the Advisor’s position that several Funds have been closed at lower asset levels than many other mutual funds investing in small- and micro-cap securities. Currently, all the Funds, other than the Global Science & Technology, Heritage Growth, Strategic Income and U.S. Treasury Funds, are closed to new and/or existing shareholders. The Independent Directors recognized that this practice benefits the small- and micro-cap funds by keeping the size of their assets at levels the Advisor believes are appropriate or necessary to effectively manage such Fund’s assets. The Independent Directors acknowledged that by the closing of Funds, the Advisor may be said to forego additional revenues that might be generated from advisory fees on larger asset bases assuming the same fee level and performance over time. The Independent Directors recognized that the approved level/rate of Advisor fees may be warranted to provide the Advisor with the incentive to continue to agree to close funds that invest in small- and micro-cap securities at appropriate levels, to address the Advisor’s lost profit potential at the higher asset levels and to reflect the quality of services provided.

2. Fees Charged to Other Advisor and Sub-Advisor Clients

In reviewing fees, the Independent Directors also compared the advisory fees to the fees the Advisor assesses for other types of clients, including institutional and high net worth separate accounts. Currently, the Advisor manages separate account client assets in a similar style as certain Funds, including the Core Growth, Heritage Growth, International Growth, Micro Cap, Small Cap Growth, Small Cap Value and Ultra Growth Funds. The fees for these accounts are generally lower than the comparable Fund as well as the other Wasatch Funds (except the fees are the same in the case of the Heritage Growth Fund and the separate accounts managed in a similar style). Generally, the Advisor charges higher fees to clients who require a higher degree of management, trading, servicing or administrative services. The Independent Directors noted that the Advisor provides services to the Funds in managing and operating registered investment companies beyond those provided to its separately managed account clients. These services include business, administrative, compliance, marketing and other services as described above. Further, the Independent Directors recognized the extensive compliance responsibilities required for managing investment companies which operate in a highly regulated industry. Such responsibilities generally are not required to the same extent for separate accounts. Accordingly, the Independent Directors believe the nature and number of services provided to operate a Fund merit higher fees than those of separate accounts.

In considering the fees of the Sub-Advisor, the Independent Directors also considered the pricing schedule the Sub-Advisor charges for similar investment management services for other clients. In this regard, the sub-advisory fees for the U.S. Treasury Fund were at the lower end of the Sub-Advisor’s fee schedule. The Independent Directors also noted that the sub-advisory fees were established through arm’s length negotiations between the Advisor and the Sub-Advisor, which is unaffiliated with the Advisor.

3. Other Fee Alternatives

During the year, the Independent Directors also considered and evaluated other types of fee arrangements, such as performance fees. The Independent Directors noted they have received and reviewed various articles and publications discussing the advantages and disadvantages of alternative fee arrangements. The Independent Directors determined not to proceed with an alternative arrangement at this time.

4. Profitability of Advisor

The Independent Directors reviewed the profitability of the Advisor derived from its relationship with each Fund for the calendar year ending December 31, 2005. In reviewing profitability, the Independent Directors reviewed the methodology utilized to allocate revenue and expenses of

WASATCH FUNDS — Supplemental Information (continued)	MARCH 31, 2006 (UNAUDITED)

the Advisor among the Funds. As noted, the Independent Directors recognized the inherent limitations in determining profitability, including the difficulty establishing a method to allocate expenses across multiple investment products served by the Advisor, particularly allocating research and personnel expenses given the Advisor’s shared research culture. The Directors also reviewed the Advisor’s profitability compared to the profitability of unaffiliated advisors. However, the Independent Directors recognized the difficulties in comparing the profitability of various advisors given that individual fund or product line profitability of other advisors generally is not publicly available and is affected by numerous factors including the structure of the particular advisor, the types of funds managed, its business mix, expense allocations, and the advisor’s capital structure and cost of capital. The Independent Directors noted that the Advisor’s profitability is within a reasonable range compared to the peer group of unaffiliated advisors. Based on their review, the Independent Directors were satisfied that the Advisor’s level of profitability from its relationship with each Fund was not unreasonable in light of the services provided.

With respect to the Sub-Advisor, although a profitability analysis was not available, the Independent Directors received certain financial statements of the Sub-Advisor for the last two calendar years. Given that the Sub-Advisor’s fee is at the low end of its fee schedule and the fact that the sub-advisory fee is established through arm’s length negotiations, the Independent Directors believe the Sub-Advisor’s profitability from its relationship with the U.S. Treasury Fund is not unreasonable.

In addition to the above, the Independent Directors also considered that the Advisor benefits from soft dollar arrangements whereby it receives brokerage and research services from brokers that execute the Funds’ purchases and sales of securities, as described in further detail below.

D. ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE

In reviewing advisory fees, the Independent Directors noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above certain levels. However, the Independent Directors recognized that due to the unique nature of managing small- and micro-cap funds, the Advisor is somewhat limited in the economies of scale that may be achieved. In this regard, the Independent Directors noted that it is more difficult to replicate performance in small- and micro-cap funds at larger asset sizes. In order to effectively manage these asset classes, the Advisor, as described above, has historically closed certain Funds at asset levels it believes are necessary or appropriate. In closing Funds, the Advisor limits its profit potential from earning additional fees on a larger asset base. Further, the Advisor’s investment approach is research intensive requiring more personnel to manage the small- and micro-cap asset classes (as opposed to taking larger positions in the same investments). The Independent Directors further recognized the Advisor’s position that to the extent economies of scale exist the proposed level of advisory fee reflects such economies of scale. The Independent Directors also noted that other funds do not have breakpoints or have breakpoints at higher asset levels. Considering the factors above, the Independent Directors concluded the absence of breakpoints was acceptable.

E. INDIRECT BENEFITS

In evaluating fees, the Independent Directors also considered any indirect benefits or profits the Advisor or its affiliates may receive as a result of its relationship with the Funds. In connection with the Executive Session held on February 1, 2006, the Independent Directors requested and subsequently received additional information regarding the Advisor’s soft dollar arrangements, including the commissions for bundled and unbundled research paid by the Funds, the Advisor’s other clients as well as research directly paid by the Advisor. This information supplemented the soft dollar information previously provided in the Board materials which included, among other things, the commissions paid to specified brokers, the research credits earned and the services provided for the 2005 calendar year. At the Executive Session held on February 14, 2006, the Independent Directors discussed extensively the importance of best execution, the Advisor’s philosophy of best execution and the impact of execution on performance. The Independent Directors further discussed the development of the regulatory framework for soft dollars practices, the Advisor’s brokerage allocation procedures, the differences between bundled and unbundled research brokers, the types of research received and the value of such research to the Advisor, the legal safe harbor for soft dollars permitting the payment of higher commissions in exchange for research services and the benefits to the Advisor. The Independent Directors reviewed the Advisor’s process in determining the research to be received. The Independent Directors also considered the allocation of research across product lines and the allocation of the expenses of this research among the Advisor’s clients and with the Advisor. The Independent Directors determined that the method of allocation of benefits and expenses of the soft dollar arrangements did not appear to disadvantage the Funds. The Directors recognized that soft dollar arrangements provide benefits to the Advisor by obtaining research that it would otherwise have to pay for with hard dollars. Accordingly, the Advisor’s profitability would be somewhat lower if it did not receive the research services pursuant to soft dollar arrangements. The Independent Directors took these “fall out” benefits into account when reviewing the level of advisory fees.

F. APPROVAL

The Independent Directors did not identify any single factor discussed previously as all-important or controlling. The Directors, including a majority of Independent Directors, concluded that the terms of the Advisory Contract for each Fund and the Sub-Advisory Agreement for the U.S. Treasury Fund were fair and reasonable, that the Advisor’s and Sub-Advisor’s fees are reasonable in light of the services provided to the respective Fund, and that the Advisory Contract should be approved on behalf of each Fund and the Sub-Advisory Agreement should be approved on behalf of the U.S. Treasury Fund.

WASATCH FUNDS — Service Providers	MARCH 31, 2006 (UNAUDITED)

Investment Advisor

Wasatch Advisors, Inc.

150 Social Hall Avenue, 4th Floor

Salt Lake City, UT 84111

Sub-Advisor for U.S. Treasury Fund

Hoisington Investment Management Co.

1250 Capital of Texas Highway South

Building 3, #600

Austin, TX 78746

Administrator and Fund Accountant

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Distributor

ALPS Distributors, Inc.

1625 Broadway, Suite 2200

Denver, CO 80202

Transfer Agent

UMB Fund Services, Inc.

803 West Michigan Street, Suite A

Milwaukee, WI 53233-2301

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Legal Counsel to Wasatch Funds and Independent Directors

Chapman & Cutler, LLP

111 West Monroe Street

Chicago, IL 60603

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway, 10th Floor

Kansas City, MO 64105

WASATCH FUNDS — Guide to Understanding Financial Statements

Wasatch Funds provides reports to shareholders twice a year. The annual report is for the Funds’ fiscal year which ends September 30. The semi-annual report is for the six months or period ending March 31. These reports provide shareholders with important information that will help them evaluate the management and performance of their investments. It is the desire of Wasatch Funds to help shareholders stay in tune with their investments. If you have any questions about the information in this report, a shareholder services representative will be happy to assist you when you call 800.551.1700.

SCHEDULE OF INVESTMENTS

The holdings of each Wasatch Fund are detailed in the “Schedule of Investments.” This section provides a snapshot of the securities each Fund was invested in on the last day of the reporting period. The Wasatch Equity Funds invest primarily in Common Stocks of companies which are grouped together by industry. The Wasatch-Hoisington U.S. Treasury Fund invests primarily in U.S. Treasury securities. The Equity Funds will typically have only minor holdings in Short-Term Investments. At times the Funds may take temporary defensive positions by increasing cash or holdings in Short-Term Investments. Please see the prospectus under “Other Investment Strategies and Their Risks.”

STATEMENTS OF ASSETS AND LIABILITIES

These financial statements show the Assets and Liabilities of a Fund on the last day of the reporting period. A Fund’s Assets include the value of securities owned, amounts receivable for purchases of Fund shares (capital shares receivable), securities sold, interest and dividends, prepaid expenses and other assets. Liabilities are amounts owed for shareholder redemptions (capital shares payable), securities purchased, investment advisory fees and other expenses. Totaling up the assets and subtracting the liabilities results in a Fund’s Net Assets.

Net Assets consist of capital stock, paid-in capital in excess of par, undistributed net investment income or loss, undistributed net realized gain or loss on investments and net unrealized appreciation or depreciation on investments. Capital stock is stock authorized by a company’s charter and having par value, stated value or no par value. Par value is set by the company issuing the shares and has no relation to Net Asset Value. The par value of one share of each Wasatch Fund is $.01. Paid-in capital in excess of par is capital received from shareholders in exchange for Fund shares that exceeds the par value of the shares. For example, if you bought one share of a Fund for $10, $.01 would show as “Capital stock” on the books of the Fund, and $9.99 would be accounted for under “Paid-in capital in excess of par.” Undistributed net investment income or loss is the amount of net investment income or loss of a Fund since inception that has not been paid to shareholders as a dividend. Undistributed net realized gain (loss) on investments is the amount of net realized gains or losses generated by a Fund since inception that have not been distributed to shareholders in the form of a capital gain distribution. A gain or loss is realized when a security is sold by a Fund. Net unrealized appreciation (depreciation) on investments is the change in value from the purchase price of securities a Fund continues to hold.

The number of shares a Fund is authorized to sell can be found under Capital Stock, $.01 par value. Issued and outstanding indicates the number of shares owned by shareholders.

Net Asset Value (NAV), Redemption Price and Offering Price Per Share shows the value of one outstanding share of a Fund on the date of the report. A Fund’s share price (NAV) is calculated by dividing the value of all securities and other assets owned by a Fund, less the liabilities charged to that Fund, by the number of Fund shares outstanding. The share price is calculated at the close of business of the New York Stock Exchange on each day the Exchange is open for trading. Please see Wasatch Funds’ prospectus for more information about how share prices are calculated. Information about how the share price is affected by a Fund’s operation can be found under “Financial Highlights” on page 97.

STATEMENTS OF OPERATIONS

Statements of Operations show investment income and expenses for each Fund as well as realized gains or losses from securities sold and the appreciation or depreciation in the value of a Fund’s holdings during the reporting period.

Investment Income shows Interest and Dividends earned from interest-bearing and dividend-paying securities in a Fund’s portfolio.

Expenses show the various fees and expenses paid out of a Fund’s assets such as the fee paid to Wasatch Advisors, the Funds’ investment advisor. Additional fees include shareholder servicing, fund administration and accounting, custody of fund assets, federal and state registration, legal counsel, auditing and directors’ fees. The Funds pay for printing and mailing statements, prospectuses, annual reports and semi-annual reports to shareholders.

Net Investment Income (Loss) is the amount of dividends and interest income earned on securities held by a Fund, less the Fund’s expenses.

Net realized gain (loss) on investments and foreign currency translations is the net gain or loss on securities a Fund has sold. Change in unrealized appreciation (depreciation) on investments and foreign currency translations is the change in value of securities a Fund continues to hold.

Net gain (loss) on investments is the result of changes in market value of securities a Fund has sold and securities it continues to hold.

STATEMENTS OF CHANGES IN NET ASSETS

Net Assets are a Fund’s remaining assets after taking into consideration any liabilities. Statements of Changes in Net Assets show the increase or decrease in a Fund’s net assets during the reporting period. Investment operations, dividends and capital share transactions affect a Fund’s net assets. Operations is a summary of the Statements of

MARCH 31, 2006 (UNAUDITED)

Operations. It includes investment income or loss, net realized gain or loss on investments and foreign currency translations a Fund has sold as well as the change in appreciation or depreciation in the value of investments a Fund continues to hold.

Dividends are distributed by Wasatch Funds to shareholders when Fund investments have earned income in excess of net expenses or when capital gains in excess of capital losses are realized from the sale of securities. Most shareholders choose to reinvest their dividends and capital gain distributions. Each Fund is required by Internal Revenue Code regulations to distribute substantially all of its net investment income and capital gains to shareholders in order to retain its status as a “regulated investment company.”

Capital share transactions are any transactions involving shares of a Fund, including the selling of Fund shares, shares issued by a Fund to shareholders for the reinvestment of dividends, and share redemptions.

FINANCIAL HIGHLIGHTS

The Financial Highlights contain important historical operating information that you may find useful in making decisions or understanding the performance of your investment.

Net Asset Value (NAV) is defined under “Statements of Assets and Liabilities” on page 96. The difference between the Net asset value, beginning of period and the Net asset value, end of period in the Financial Highlights is the change in value of a Fund’s shares over the reporting period, but not its total return.

Income (loss) from investment operations shows how the share price was affected by a Fund’s operations on a per share basis. Net investment income (loss) is the per share amount of dividends and interest income earned on securities held by a Fund, less the Fund’s expenses. Net realized and unrealized gains (losses) on securities is the per share increase or decrease in the value of securities a Fund holds or has sold during the reporting period. Gains or (losses) are realized when securities are sold. Gains or (losses) are unrealized when securities increase or decrease in value but are not sold.

Distributions are the per share amount that a Fund paid to shareholders from net investment income and net realized gains.

Total return is the percentage increase or decrease in the value of an investment over a stated period of time. A total return percentage includes both changes in unrealized and realized gains and income. For the purposes of calculating total return, it is assumed that dividends and distributions are reinvested at the share price on the ex-dividend day of the distribution. A FUND’S TOTAL RETURN CANNOT BE COMPUTED DIRECTLY FROM THE FINANCIAL HIGHLIGHTS.

Supplemental data and ratios are provided to help you better understand your investment. Net assets, end of period, are the net assets of a Fund on the reporting date. Ratio to average net assets of: Expenses shows the total of a Fund’s operating expenses divided by its average net assets for the stated period before and after waivers and reimbursements by the Advisor, if any. Ratio to average net assets of: Net investment income shows a Fund’s net investment income (loss) divided by its average net assets for the stated period before and after waivers and reimbursements by the Advisor, if any. Portfolio turnover rate measures a Fund’s buying and selling activity during the reporting period. It is computed by dividing total purchases or sales, whichever is less, by the average monthly market value of a Fund’s portfolio securities. This calculation does not include securities with a maturity date of less than 12 months.

CONTACT WASATCH

TELEPHONE

800.551.1700

M - F, 7:00 a.m. to 7:00 p.m. CT

Automated Line, 24 Hours

U.S. MAIL

Wasatch Funds

P.O. Box 2172

Milwaukee, WI 53201 -2172

OVERNIGHT MAIL

Wasatch Funds

803 West Michigan Street, Suite A

Milwaukee, WI 53233-2301

ONLINE

www.wasatchfunds.com

shareholderservice@wasatchfunds.com

WASATCH FUNDS — Notes	MARCH 31, 2006

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Item 2:	Code of Ethics.

Not required.

Item 3:	Audit Committee Financial Expert.

Not required.

Item 4.	Principal Accountant Fees and Services.

Not required.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The Board of Directors has not adopted procedures by which shareholders may recommend nominees to the Board.

Item 11.	Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not required.

(a)(2)	The certifications required by Rule 30a-2 of the 1940 Act are attached hereto.

(a)(3)	Not applicable.

(b)	The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WASATCH FUNDS, INC.

By:	/s/ Samuel S. Stewart, Jr.
Samuel S. Stewart, Jr. President (principal executive officer) of Wasatch Funds, Inc.

Date: May 30, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Samuel S. Stewart, Jr.
Samuel S. Stewart, Jr. President (principal executive officer) of Wasatch Funds, Inc.

Date: May 30, 2006

By:	/s/ Venice F. Edwards
Venice F. Edwards Vice President/Treasurer (principal financial and accounting officer) of Wasatch Funds, Inc.

Date: May 30, 2006